     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036
______________________________________________

UBS Relationship Funds
______________________________________________________________________________
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60606-2807

(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

     Registrant’s telephone number, including area code: 212-713 2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1. Reports to Stockholders.

UBS Relationship Funds
Semiannual Report
June 30, 2010

This page intentionally left blank.

Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	20
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	27
UBS International Equity Relationship Fund	35
UBS Small-Cap Equity Relationship Fund	42
UBS U.S. Equity Alpha Relationship Fund	48
UBS U.S. Large Cap Equity Relationship Fund	57
UBS U.S. Large Cap Growth Equity Relationship Fund	65
UBS Credit Bond Relationship Fund (formerly, UBS Corporate Bond Relationship Fund)	72
UBS Global Corporate Bond Relationship Fund (formerly, UBS Global Aggregate Bond Relationship Fund)	87
UBS High Yield Relationship Fund	98
UBS Opportunistic Emerging Markets Debt Relationship Fund	112
UBS Cash Management Prime Relationship Fund	119
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	123

Explanation of expense disclosure	128

Statement of assets and liabilities	130

Statement of operations	134

Statement of changes in net assets	138

Financial highlights	144

Notes to financial statements	151

General information	170

Board approval of investment advisory agreements	171

President’s letter

August 16, 2010

Dear shareholder,

It certainly would be safe to say that market events throughout the six-month reporting period ended June 30, 2010 shook the confidence of even the most unwavering investors.

Within this time, we witnessed increased market volatility, along with the potential for a mild double-dip recession, driven in part by disappointing economic data, high unemployment numbers and the debt crisis in Greece. Despite the Federal Reserve Board’s (the “Fed’s”) accommodative monetary policy, US growth moderated along with expectations by many of you for a sustained and timely economic recovery. For example, late in the period, the S&P 500 Index1 and the MSCI EAFE Index (net)2 both posted negative performance.

Although we firmly believe that the global economic recovery remains intact, many of these events may have prompted you to seek what may be considered “safe” investments like Treasuries. Risk aversion was on the rise, especially toward the end of the reporting period. This flight to quality may have been the result of emotional investing decisions, a behavior that tends to rear its ugly head in times like these.

At UBS Global Asset Management, we recognize the challenges that you face, particularly if you are nearing retirement and are looking for your nest egg to work even harder than ever. However, our nearly 30 years of experience over full market cycles compels us to remind you, time and time again: do not react emotionally to market events, diversify your portfolio and stick to your long-term investment plan.

Our commitment to providing you with long-term investment solutions to help you build and preserve wealth in any market environment, has never been stronger. Driving our commitment is our focus on original fundamental research and proprietary risk management, all delivered by a fully integrated and experienced global team of professionals.

But our commitment does not stop there. We continue to anticipate your needs by constantly evaluating our investment teams, processes and our product offerings. We constantly recruit and maintain the highest caliber professionals with solid track records, and look to increase the depth of our analyst teams to bring you innovative investment solutions tailored to meet your financial objectives.

We remain firmly grounded and dedicated to your success and we thank you for your continued support.

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Moderating Economic Growth
While economic growth in the US moderated as the review period progressed, it continued to expand over the six-months ended June 30, 2010. Looking back, US gross domestic product (“GDP”) growth was a strong 5.0% during the fourth quarter of 2009, versus a 1.6% gain during the previous three months. The strengthening economy was due, in part, to the Federal Reserve Board’s (the “Fed’s”) accommodative monetary policy and the federal government’s $787 billion stimulus program. Economic growth has continued thus far in 2010, albeit at a slower pace. GDP expanded 3.7% during the first quarter and the Commerce Department’s advance estimate for second quarter GDP was a 2.4% expansion.

While economic growth outside the US was also generally positive, more developed countries lagged their emerging markets counterparts. For example, growth rates in the Eurozone and in the UK were negatively impacted by the escalating debt crisis. In addition, there were concerns that the situation in Greece could spread to other countries in the region. In contrast, growth was so strong in developing countries such as China and India that their central banks raised interest rates in an effort to ward off inflation.

After a prolonged rally, the global equity markets falter
During the first four months of the reporting period, the global equity markets continued their ascent that began in the spring of 2009. In the US, the S&P 500 Index1 posted positive returns during three of the first four months of 2010. Supporting the market were improving economic conditions, better than expected corporate profits and robust investor demand. The market then reversed course as the S&P 500 declined 7.99% and 5.23% in May and June, respectively. The market’s weakness was triggered by a series of events, including events unfolding in Europe, uncertainties regarding financial reform legislation in the US, declining consumer confidence and some disappointing economic data. All told, the S&P 500 declined 6.65% during the six months ended June 30, 2010, more than 50% higher than its 12-year low on March 9, 2009, but a 15% decline since its April 23, 2010 peak.

International equities also produced poor results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 declined during five of the six months of the review period and fell a sharp 13.23% during the six months ended June 30, 2010. Emerging markets equities were also weak, with the MSCI Emerging Markets Index3 declining 6.04% over the same period.

The fixed income markets produce solid results
Many of the same factors that initially propelled the US stock market higher helped US spread sectors (non-Treasuries) post strong results during much of the reporting period. Also supporting spread sectors was the Fed’s ongoing commitment to keep short-term interest rates at historically low levels for “an extended period.” As a result, some investors were willing to assume greater risks in order to generate additional income from their investments, which was a sharp reversal from earlier in the period, as risk aversion increased in the wake of the European debt crisis and concerns regarding the sustainability of the US economic recovery. Against this backdrop, demand for US Treasuries increased in April and May, as

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

investors sold securities that they considered risky. However, the spread sectors then stabilized and posted positive results in June.

The US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 5.33% for the six months ended June 30, 2010. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated strong results over the six-month reporting period. During that time, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 4.80% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) rose 5.37%.

[4]	The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Global Securities Relationship Fund (the “Fund”) declined 6.72%, while the Fund’s benchmark, the Citigroup World Government Bond Index, declined 1.04%, and our proprietary Global Securities Relationship Fund Index (the “Index”) declined 5.43%. For comparison purposes, the MSCI World Free Index (net) declined 9.84%. (Please note that these returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due primarily to market allocation and security selection decisions.

Portfolio performance summary
What worked

•	The Fund’s overweight to investment grade corporate bonds made a positive contribution to relative performance.

	–	We find US and European investment grade corporate credit attractive. Despite the spread compression that has occurred earlier in the review period, we believe that healthier balance sheets, coupled with stronger corporate profits, will benefit credit.

	–	We added slightly to our investment grade corporate credit position as spreads widened substantially amid the recent volatility. This made valuations in the sector even more attractive, in our view.

•	The Fund’s currency strategy contributed strongly to relative returns.

	–	At the end of 2009, we viewed the euro as expensive, relative to the US dollar. We established a significant underweight to the euro in the Fund, while overweighting the US dollar. This position was rewarded as sovereign debt concerns in Greece caused the euro to decline by roughly 20% during the period and the dollar strengthened in tandem.

	–	We were successfully underweight to higher-yielding currencies from the commodity countries in an effort to capitalize on what our research indicated were mispricings.

	–	The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the euro. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals.

What didn’t work

•	The Fund’s overweight to risky assets detracted from performance.

	–	The Fund maintained an overweight to global equities during the reporting period. This was due to attractive fundamental valuations and our baseline view of a continued economic recovery. This strategy outperformed during the first quarter, as 2010 began with markets performing strongly.

	–	Stock markets fell in developed and emerging markets alike in May and June. The markets were pricing in the potential for a mild double-dip recession. This led the Fund to underperform for the six months overall.

UBS Global Securities Relationship Fund

	–	We believe that the global economic recovery remains intact, driven by factors such as the low interest rate environment and the strength of Asian and other emerging markets. The selloff has made equities even more attractively valued, and we maintain our overweight position.

•	Stock selection and sector allocation in US equities made negative contributions to performance during the period.

	–	The Fund’s holdings in the utilities sector made a negative contribution to performance as economically sensitive sectors suffered during the second quarter. In addition, the Fund’s overweight to the sector was a headwind.

	–	The Fund had underweight positions in food and beverage stocks, which performed well as the markets rewarded defensive names during the second quarter.

	–	Underweights to real estate and retail stocks detracted, as well.

•	An underweight to global government bonds hindered Fund returns.

	–	The Fund’s overweight to equities resulted in a reduced position in fixed income. We believe sovereign debt is the least attractive asset class from a valuation perspective, and that continued economic growth should put upward pressure on interest rates.

	–	During the period, however, the increase in volatility and falling consumer confidence led many investors to gravitate toward perceived safe havens. Yields on US Treasuries and other sovereigns, such as German bunds (the German government’s federal bonds), fell significantly in May and June, which led to generous returns for the six months. This caused government bonds to become more overvalued, in our view, and we continue to underweight the sector.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS Global Securities Relationship Fund	(6.72)%	13.62%	1.22%	5.53%

Citigroup World Government Bond Index[1]	(1.04)%	3.03%	5.14%	6.52%

MSCI World Free Index (net)[2]	(9.84)%	10.20%	0.06%	(1.02)%

Global Securities Relationship Fund Index[3]	(5.43)%	10.31%	2.80%	2.76%

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index; 15% Citigroup World Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup World Government Bond Index replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top 10 equity holdings (unaudited)[1]
As of June 30, 2010
% of net assets

Apple, Inc.	1.1%
Exxon Mobil Corp.	0.7
Covidien PLC	0.6
JPMorgan Chase & Co.	0.6
Comcast Corp., Class A	0.6
Wells Fargo & Co.	0.6
Allergan, Inc.	0.5
Illinois Tool Works, Inc.	0.5
AT&T, Inc.	0.5
Vodafone Group PLC	0.5

Total	6.2%

Country exposure, top five (unaudited)[2]
As of June 30, 2010
% of net assets

United States	37.6%
United Kingdom	3.7
Japan	2.7
Germany	2.2
China	1.4

Total	47.6%

Top ten long-term fixed income holdings (unaudited)[1]
As of June 30, 2010
% of net assets

US Treasury Notes,
1.000%, due 04/30/12	2.4%
US Treasury Notes,
2.125%, due 05/31/15	1.5
US Treasury Notes,
1.875%, due 06/15/12	1.5
US Treasury Bonds,
8.750%, due 08/15/20	0.9
US Treasury Notes,
2.625%, due 04/30/16	0.8
US Treasury Bonds,
6.250%, due 08/15/23	0.8
US Treasury Notes,
2.500%, due 04/30/15	0.6
US Treasury Notes,
3.125%, due 04/30/17	0.6
US Treasury Bonds,
4.625%, due 02/15/40	0.6
US Treasury Notes,
3.625%, due 02/15/20	0.6

Total	10.3%

[1]	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 47.0%, United Kingdom 6.1%, Japan 5.8%, China 3.1%, Switzerland 2.3%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	0.91%
Air freight & logistics	0.29
Airlines	0.57
Auto components	0.20
Automobiles	0.57
Beverages	0.64
Biotechnology	0.45
Building products	0.13
Capital markets	1.17
Chemicals	1.08
Commercial banks	2.74
Communications equipment	0.93
Computers & peripherals	1.74
Construction materials	0.48
Consumer finance	0.24
Containers & packaging	0.22
Diversified consumer services	0.27
Diversified financial services	1.79
Diversified telecommunication services	0.78
Electric utilities	1.41
Electrical equipment	0.22
Electronic equipment, instruments & components	0.15
Energy equipment & services	0.79
Food & staples retailing	1.19
Food products	0.81
Health care equipment & supplies	1.27
Health care providers & services	0.98
Hotels, restaurants & leisure	0.98
Household durables	0.32
Household products	0.61
Independent power producers & energy traders	0.01
Industrial conglomerates	0.21
Insurance	1.43
Internet & catalog retail	0.47
Internet software & services	0.59
IT services	0.70
Machinery	1.68
Marine	0.37
Media	1.63
Metals & mining	1.09
Multiline retail	0.01
Office electronics	0.41
Oil, gas & consumable fuels	3.98
Paper & forest products	0.02
Personal products	0.35
Pharmaceuticals	2.06
Professional services	0.32
Real estate investment trust (REIT)	0.08
Real estate management & development	0.21
Road & rail	0.58
Semiconductors & semiconductor equipment	0.98
Software	1.57
Specialty retail	0.66
Textiles, apparel & luxury goods	0.09
Tobacco	0.17
Trading companies & distributors	0.55
Wireless telecommunication services	1.07

Total common stocks	45.22%

Bonds
Corporate bonds
Commercial banks	0.22
Diversified financial services	0.11
Wireless telecommunication services	0.02

Total corporate bonds	0.35%

Asset-backed security	0.07
Mortgage & agency debt securities	0.02
Stripped mortgage-backed securities	0.01
US government obligations	10.87
Non US-government obligations	1.94

Total bonds	13.26%

Investment companies
UBS Credit Bond Relationship Fund	5.53
UBS Emerging Markets Equity Relationship Fund	4.94
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	13.57
UBS Global Corporate Bond Relationship Fund	8.16
UBS High Yield Relationship Fund	3.26
UBS Small-Cap Equity Relationship Fund	1.68

Total investment companies	37.14%

Rights	0.00 [2]
Warrants	0.04
Short-term investment	2.15
Investment of cash collateral from securities loaned	0.88

Total investments	98.68%

Cash and other assets, less liabilities	1.32

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.
[2]	Amount represents less than 0.005%.

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 45.22%
Australia: 0.58%
National Australia Bank Ltd.	113,271	$2,187,966
Orica Ltd.	116,610	2,454,957
Qantas Airways Ltd.*	1,344,645	2,468,437
QBE Insurance Group Ltd.	89,393	1,360,410

Total Australia common stocks		8,471,770

Belgium: 0.51%
Anheuser-Busch InBev NV	59,729	2,869,023
Delhaize Group SA	30,892	2,236,819
KBC Groep NV*	61,794	2,370,163

Total Belgium common stocks		7,476,005

Brazil: 0.79%
All America Latina Logistica SA	64,000	503,490
Banco Bradesco SA ADR[1]	45,160	716,238
BM&F BOVESPA SA	254,000	1,632,355
BRF-Brasil Foods SA	53,000	695,900
Cia de Bebidas das Americas ADR[1]	11,100	1,121,211
Cosan Ltd., Class A*	58,600	547,324
Diagnosticos da America SA	62,000	583,590
Hypermarcas SA*	53,000	680,632
Itau Unibanco Holding SA ADR[1]	36,760	662,048
Localiza Rent a Car SA	44,000	510,692
Marisa Lojas SA*	8,000	92,011
MMX Mineracao e Metalicos SA*	114,110	665,062
Petroleo Brasileiro SA ADR	18,700	641,784
Redecard SA	30,000	423,823
Tam SA ADR[1]	52,800	736,560
Vale SA ADR	53,000	1,290,550

Total Brazil common stocks		11,503,270

Canada: 1.07%
Cenovus Energy, Inc.	77,300	1,989,592
EnCana Corp.[1]	60,700	1,838,305
Suncor Energy, Inc.	73,900	2,174,897
Teck Resources Ltd., Class B	89,300	2,640,707
Toronto-Dominion Bank	56,600	3,667,529
TransCanada Corp.[1]	99,300	3,321,660

Total Canada common stocks		15,632,690

Cayman Islands: 0.19%
Comba Telecom Systems Holdings Ltd.[1]	828,561	913,590
Seagate Technology*	138,200	1,802,128

Total Cayman Islands common stocks		2,715,718

	Shares	Value

China: 1.35%
Baidu, Inc. ADR*	9,800	$667,184
Bank of Communications Co., Ltd., H Shares	686,000	723,409
China Coal Energy Co., H Shares	519,000	650,847
China Life Insurance Co., Ltd., H Shares	172,000	755,615
China Mobile Ltd. ADR[1]	14,700	726,327
China Oilfield Services Ltd., H Shares	620,000	724,996
China Telecom Corp. Ltd., H Shares	756,000	360,935
Chongqing Machinery & Electric Co., Ltd., H Shares	3,244,000	768,163
CNOOC Ltd.	852,000	1,452,419
Industrial & Commercial Bank of China, H Shares	905,000	657,129
Jardine Matheson Holdings Ltd.	65,200	2,278,286
Melco Crown Entertainment Ltd. ADR*[1]	116,600	436,084
New World Development Ltd.	1,526,000	2,465,133
Pacific Basin Shipping Ltd.	2,297,000	1,423,358
PetroChina Co., Ltd., H Shares	654,000	721,902
Shougang Concord International Enterprises Co., Ltd.*	3,144,000	441,149
Sinotrans Shipping Ltd.	1,977,500	755,576
Tencent Holdings Ltd.	88,600	1,461,050
Weichai Power Co., Ltd., H Shares[1]	49,000	314,879
Xingda International Holdings Ltd.	2,327,000	1,289,127
Yanzhou Coal Mining Co., Ltd., H Shares	342,000	657,809

Total China common stocks		19,731,377

Finland: 0.16%
Sampo Oyj, Class A	111,596	2,334,939

France: 0.64%
BNP Paribas	57,665	3,078,989
Carrefour SA	71,084	2,806,653
Total SA	78,215	3,480,919

Total France common stocks		9,366,561

Germany: 1.46%
Bayer AG	50,292	2,806,046
E.ON AG	115,130	3,099,273
Fresenius Medical Care AG & Co. KGaA	35,561	1,923,839

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

HeidelbergCement AG	59,502	$2,834,111
MAN SE	21,410	1,765,086
Metro AG	75,475	3,837,121
SAP AG	47,826	2,124,325
Volkswagen AG, Preference shares	34,568	3,026,367

Total Germany common stocks		21,416,168

India: 0.44%
Dr Reddys Laboratories Ltd. ADR	29,200	900,820
HDFC Bank Ltd. ADR	6,000	857,820
ICICI Bank Ltd. ADR	26,400	954,096
Infosys Technology Ltd. ADR	22,100	1,324,011
Reliance Industries Ltd. GDR[2]	15,995	735,047
Sterlite Industries India Ltd. ADR	54,700	778,928
Tata Motors Ltd. ADR	49,300	847,467

Total India common stocks		6,398,189

Indonesia: 0.27%
Astra Agro Lestari Tbk PT	186,500	393,800
Astra International Tbk PT	406,500	2,139,804
Indah Kiat Pulp and Paper Corp. Tbk PT*	1,589,500	320,537
Indofood Sukses Makmur Tbk PT	539,500	243,560
Kalbe Farma Tbk	2,169,500	497,863
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	430,500	388,955

Total Indonesia common stocks		3,984,519

Ireland: 1.00%
Covidien PLC	234,000	9,402,120
CRH PLC	82,326	1,723,146
James Hardie Industries SE CDI*[1]	299,584	1,560,294
Ryanair Holdings PLC ADR*	73,600	1,993,824

Total Ireland common stocks		14,679,384

Japan: 2.73%
Asahi Glass Co., Ltd.	208,000	1,940,725
Canon, Inc.	79,600	2,967,733
Chuo Mitsui Trust Holdings, Inc.	436,000	1,535,398
ITOCHU Corp.	306,400	2,388,968
Kao Corp.	100,300	2,357,829
KDDI Corp.	478	2,270,547
Mitsubishi Corp.	200,700	4,182,150
Mitsui OSK Lines Ltd.	362,000	2,388,981
Nissan Motor Co., Ltd.*	471,700	3,269,928
Nomura Holdings, Inc.	271,700	1,487,404
	Shares	Value

ORIX Corp.	42,170	$3,062,923
Ricoh Co., Ltd.	238,000	3,024,821
Shin-Etsu Chemical Co., Ltd.	54,800	2,549,422
Sumitomo Mitsui Financial Group, Inc.	124,700	3,520,367
THK Co., Ltd.	144,600	2,989,450

Total Japan common stocks		39,936,646

Kazakhstan: 0.07%
Eurasian Natural Resources Corp.	84,203	1,071,044

Luxembourg: 0.12%
ArcelorMittal	65,230	1,734,863

Malaysia: 0.08%
Axiata Group Bhd*	307,900	370,256
Bumiputra-Commerce
Holdings Bhd	400,600	862,971

Total Malaysia common stocks		1,233,227

Mexico: 0.09%
America Movil SAB de CV ADR	8,300	394,250
Cemex SAB de CV ADR*	88,976	860,398

Total Mexico common stocks		1,254,648

Netherlands: 0.44%
ASML Holding NV	90,026	2,472,245
ING Groep NV CVA*	419,615	3,115,425
New World Resources
NV, Class A*	89,313	902,232

Total Netherlands common stocks		6,489,902

Norway: 0.35%
Petroleum Geo-Services ASA*[1]	164,800	1,375,586
Telenor ASA	300,500	3,773,843

Total Norway common stocks		5,149,429

Philippines: 0.16%
Alliance Global Group, Inc.*	6,489,000	753,165
Megaworld Corp.	18,968,000	561,772
Metropolitan Bank & Trust	371,400	494,276
Universal Robina Corp.	773,600	505,182

Total Philippines common stocks		2,314,395

Russia: 0.25%
Globaltrans Investment PLC GDR[3]	76,076	1,078,611
Mobile Telesystems OJSC ADR	46,650	893,814
Rosneft Oil Co. GDR	96,871	589,658

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

RusHydro ADR*	150,000	$717,683
TMK OAO GDR*[2]	2,900	42,224
TMK OAO GDR*[3]	27,165	395,525

Total Russia common stocks		3,717,515

Singapore: 0.30%
DBS Group Holdings Ltd.	233,000	2,259,217
Olam International Ltd.[1]	1,200,000	2,197,320

Total Singapore common stocks		4,456,537

South Africa: 0.24%
Adcock Ingram Holdings Ltd.	38,878	292,630
African Bank Investments Ltd.	203,043	795,504
Impala Platinum Holdings Ltd.	13,781	319,472
Imperial Holdings Ltd.	51,962	570,910
JD Group Ltd.	127,300	669,462
Shoprite Holdings Ltd.	85,463	917,770

Total South Africa common stocks		3,565,748

South Korea: 0.83%
Doosan Infracore Co., Ltd.*	62,560	970,285
Glovis Co., Ltd.	7,859	856,056
Hynix Semiconductor, Inc.*	53,040	1,075,500
Hyundai Heavy Industries Co., Ltd.	3,774	719,812
KB Financial Group, Inc.	10,080	384,775
KIWOOM Securities Co., Ltd.	20,080	672,977
Korean Air Lines Co., Ltd.*	8,618	572,028
LG Innotek Co., Ltd.	6,815	896,933
Lumens Co., Ltd.*	87,406	853,654
NHN Corp.*	4,918	731,907
Samsung Electronics Co., Ltd.	2,738	1,719,157
Samsung Fire & Marine
Insurance Co., Ltd.	4,936	782,325
Shinsegae Co., Ltd.	2,263	976,879
STX Pan Ocean Co., Ltd.	96,950	885,757

Total South Korea common stocks		12,098,045

Spain: 0.17%
Banco Bilbao Vizcaya
Argentaria SA1	236,243	2,437,197

Switzerland: 0.74%
Credit Suisse Group AG	51,832	1,948,041
Nobel Biocare Holding AG	88,920	1,519,757
Roche Holding AG	33,013	4,533,464
SGS SA	2,052	2,762,761

Total Switzerland common stocks		10,764,023
	Shares	Value

Taiwan: 0.20%
HON HAI Precision Industry Co., Ltd.*	356,000	$1,250,315
Powertech Technology, Inc.	414,000	1,147,441
Uni-President Enterprises Corp.	129,000	142,061
Yuanta Financial Holding Co., Ltd.	681,000	363,417

Total Taiwan common stocks		2,903,234

Thailand: 0.09%
Bangkok Bank PCL	96,600	377,142
Home Product Center PCL	2,404,689	527,116
Thanachart Capital PCL	499,900	447,580

Total Thailand common stocks		1,351,838

Turkey: 0.05%
Turkiye Garanti Bankasi AS	185,438	768,278

United Kingdom: 3.30%
Associated British Foods PLC	256,404	3,685,368
Barclays PLC	834,216	3,307,268
BP PLC	569,460	2,734,958
British Land Co. PLC, REIT	176,800	1,130,185
British Sky Broadcasting Group PLC	247,316	2,579,539
Carnival PLC	61,247	1,963,099
Cobham PLC	448,857	1,414,790
GlaxoSmithKline PLC	221,550	3,754,647
Imperial Tobacco Group PLC	89,944	2,507,844
Man Group PLC	637,226	2,108,048
Prudential PLC	385,680	2,890,713
Rio Tinto PLC	99,671	4,361,584
Sage Group PLC	757,582	2,592,369
Scottish & Southern Energy PLC	183,172	3,036,571
Tullow Oil PLC	130,374	1,942,012
Vodafone Group PLC	3,281,671	6,800,347
Wolseley PLC*	72,076	1,409,123

Total United Kingdom common stocks		48,218,465

United States: 26.55%
ACE Ltd.	58,100	2,990,989
Aflac, Inc.	86,600	3,695,222
Allergan, Inc.	134,200	7,818,492
Amazon.com, Inc.*	43,400	4,741,884
American Electric Power Co., Inc.	164,150	5,302,045
Amgen, Inc.*	80,200	4,218,520
Anadarko Petroleum Corp.	35,400	1,277,586
Apollo Group, Inc., Class A*	63,400	2,692,598
Apple, Inc.*	61,400	15,443,942

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Applied Materials, Inc.	151,400	$1,819,828
AT&T, Inc.	302,900	7,327,151
Autodesk, Inc.*	128,000	3,118,080
Avon Products, Inc.	105,900	2,806,350
Baker Hughes, Inc.	145,900	6,065,063
Ball Corp.	61,100	3,227,913
Bank of America Corp.	470,000	6,753,900
Bank of New York Mellon Corp.	170,500	4,209,645
Baxter International, Inc.	41,900	1,702,816
BlackRock, Inc.	13,100	1,878,540
BorgWarner, Inc.*	79,600	2,972,264
Boston Scientific Corp.*	240,400	1,394,320
Broadcom Corp., Class A	56,900	1,875,993
CarMax, Inc.*	35,800	712,420
Carnival Corp.	137,700	4,164,048
Chevron Corp.	17,600	1,194,336
Cisco Systems, Inc.*	217,500	4,634,925
CME Group, Inc.	7,400	2,083,470
Colgate-Palmolive Co.	26,800	2,110,768
Comcast Corp., Class A	491,500	8,537,355
Concho Resources, Inc.*	17,400	962,742
Credicorp Ltd.	5,000	454,450
Crown Castle International Corp.*	92,900	3,461,454
Discovery Communications, Inc., Class A*	47,300	1,689,083
Dover Corp.	28,000	1,170,120
Dow Chemical Co.	150,100	3,560,372
Dynegy, Inc., Class A*	46,540	179,179
EMC Corp.*	111,800	2,045,940
EOG Resources, Inc.	30,200	2,970,774
Exelon Corp.	136,500	5,182,905
Express Scripts, Inc.*	75,800	3,564,116
Exxon Mobil Corp.	178,500	10,186,995
FedEx Corp.	59,700	4,185,567
FirstEnergy Corp.	97,300	3,427,879
Fortune Brands, Inc.	118,100	4,627,158
GameStop Corp., Class A*	123,700	2,324,323
General Dynamics Corp.	94,600	5,539,776
General Mills, Inc.	54,300	1,928,736
Genzyme Corp.*	45,900	2,330,343
Goldman Sachs Group, Inc.	37,500	4,922,625
Google, Inc., Class A*	12,700	5,650,865
H&R Block, Inc.	84,700	1,328,943
Hess Corp.	70,700	3,559,038
Hewlett-Packard Co.	109,000	4,717,520
Illinois Tool Works, Inc.	185,500	7,657,440
IntercontinentalExchange, Inc.*	19,700	2,226,691
International Game Technology	180,200	2,829,140
Interpublic Group of Cos., Inc.*	453,200	3,231,316
Intersil Corp., Class A	65,900	798,049
Intuit, Inc.*	90,900	3,160,593
	Shares	Value

Johnson & Johnson	74,600	$4,405,876
JPMorgan Chase & Co.	245,100	8,973,111
Juniper Networks, Inc.*	56,000	1,277,920
Kellogg Co.	62,400	3,138,720
Kroger Co.	193,400	3,808,046
Lowe’s Cos., Inc.	255,300	5,213,226
Marathon Oil Corp.	110,400	3,432,336
Marvell Technology Group Ltd.*	127,400	2,007,824
MasterCard, Inc., Class A	20,200	4,030,506
McDonald’s Corp.	75,100	4,946,837
Medco Health Solutions, Inc.*	51,800	2,853,144
Medtronic, Inc.	62,800	2,277,756
Merck & Co., Inc.	151,000	5,280,470
MetLife, Inc.	86,900	3,281,344
Microsoft Corp.	234,100	5,386,641
Monsanto Co.	38,700	1,788,714
National Semiconductor Corp.	104,400	1,405,224
NII Holdings, Inc.*	21,000	682,920
NIKE, Inc., Class B	19,600	1,323,980
Noble Corp.*	114,600	3,542,286
Occidental Petroleum Corp.	17,700	1,365,555
Oracle Corp.	154,000	3,304,840
PACCAR, Inc.	115,900	4,620,933
Pall Corp.	56,300	1,935,031
Parker Hannifin Corp.	27,100	1,502,966
Peabody Energy Corp.	70,800	2,770,404
PepsiCo, Inc.	86,100	5,247,795
Praxair, Inc.	37,000	2,811,630
Priceline.com, Inc.*	12,700	2,242,058
Principal Financial Group, Inc.	131,500	3,082,360
Procter & Gamble Co.	101,200	6,069,976
QUALCOMM, Inc.	203,300	6,676,372
Raytheon Co.	61,100	2,956,629
Red Hat, Inc.*	38,700	1,119,978
Rockwell Automation, Inc.	19,900	976,891
Roper Industries, Inc.	24,200	1,354,232
Ryder System, Inc.	63,900	2,570,697
Sherwin-Williams Co.	40,700	2,816,033
Southwest Airlines Co.	233,000	2,588,630
Southwestern Energy Co.*	65,800	2,542,512
Suncor Energy, Inc.	24,200	712,448
Teradata Corp.*	43,900	1,338,072
Time Warner, Inc.	139,700	4,038,727
Ultra Petroleum Corp.*	98,300	4,349,775
Union Pacific Corp.	44,500	3,093,195
United Technologies Corp.	51,300	3,329,883
UnitedHealth Group, Inc.	145,000	4,118,000
Verisk Analytics, Inc., Class A*	62,400	1,865,760
Viacom, Inc., Class B	114,400	3,588,728
Visa, Inc., Class A	62,200	4,400,650
VMware, Inc., Class A*	30,900	1,934,031
WellPoint, Inc.*	26,200	1,281,966

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Wells Fargo & Co.	313,600	$8,028,160
Zimmer Holdings, Inc.*	39,000	2,107,950

Total United States common stocks		388,444,343

Total common stocks
(cost $661,024,832)		661,619,967

	Face amount

Bonds: 13.26%
Corporate bonds: 0.35%
France: 0.02%
Societe Generale,
3.750%, due 08/21/14	EUR 200,000	252,003

Ireland: 0.02%
GE Capital European Funding,
4.875%, due 03/06/13	200,000	258,681

Netherlands: 0.02%
Rabobank Nederland NV,
4.125%, due 01/14/20	225,000	283,341

Norway: 0.01%
DnB NOR Bank ASA,
4.500%, due 05/29/14	175,000	229,059

Sweden: 0.01%
Nordea Bank AB,
4.500%, due 05/12/14	75,000	98,237

Switzerland: 0.01%
Credit Suisse/London,
4.750%, due 08/05/19	185,000	236,628

United Kingdom: 0.21%
Barclays Bank PLC,
4.875%, due 08/13/19	225,000	286,949
Lloyds TSB Bank PLC,
6.750%, due 10/24/18	GBP 150,000	238,262
Network Rail Infrastructure
Finance PLC,
4.875%, due 03/07/12	450,000	710,468
Royal Bank of Scotland PLC,
4.125%, due 11/14/11	575,000	892,590
6.625%, due 09/17/18	170,000	263,116
Vodafone Group PLC,
3.625%, due 11/29/12	EUR 250,000	315,223
Wellcome Trust Finance,
4.750%, due 05/28/21	GBP 200,000	310,276

Total United Kingdom corporate bonds		3,016,884
	Face amount	Value

United States: 0.05%
Citigroup, Inc.,
5.500%, due 11/18/15	190,000	$292,325
Goldman Sachs Group, Inc.,
5.125%, due 10/23/19	EUR 200,000	239,430
Morgan Stanley,
5.500%, due 10/02/17	215,000	261,289

Total United States corporate bonds		793,044

Total corporate bonds
(cost $5,614,484)		5,167,877

Asset-backed security: 0.07%
United States: 0.07%
Bank of America Credit
Card Trust,
Series 2008-A1, Class A1,
0.930%, due 04/15/13[4]
(cost $979,575)	$ 1,000,000	1,001,580

Mortgage & agency debt securities: 0.02%
United States: 0.02%
Federal Home Loan Mortgage
Corp. Gold Pools,
#G00194,
7.500%, due 02/01/24[5]	114,060	128,580
Federal National Mortgage
Association Pools,
#253824,
7.000%, due 03/01/31[5]	81,457	92,055

Total mortgage & agency debt securities
(cost $199,573)		220,635

Stripped mortgage-backed securities: 0.01%
United States: 0.01%
Federal National Mortgage
Association Interest STRIPS, IO,
6.000%, due 10/01/35[4,5,6]	473,555	67,685
6.500%, due 10/01/35[4,5,6]	495,941	97,798

Total stripped mortgage-backed securities
(cost $119,927)		165,483

US government obligations: 10.87%
US Treasury Bonds,
4.625%, due 02/15/40	8,345,000	9,380,297
6.125%, due 11/15/27	1,000,000	1,316,250
6.250%, due 08/15/23	8,500,000	11,018,125
8.750%, due 08/15/20	8,610,000	12,908,276
US Treasury Notes,
0.875%, due 01/31/12	2,670,000	2,684,183
1.000%, due 12/31/11[1]	2,405,000	2,422,568
1.000%, due 04/30/12[1]	34,180,000	34,436,350
1.875%, due 06/15/12	21,000,000	21,518,448

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

2.125%, due 05/31/15[1]	$21,540,000	$21,910,273
2.500%, due 04/30/15[1]	9,135,000	9,459,722
2.625%, due 04/30/16[1]	12,000,000	12,330,000
3.125%, due 04/30/17	9,000,000	9,407,808
3.625%, due 02/15/20[1]	7,650,000	8,082,699
3.500%, due 05/15/20[1]	2,000,000	2,093,120

Total US government obligations
(cost $155,639,584)		158,968,119

Non US-government obligations: 1.94%
Austria: 0.08%
Republic of Austria,
4.300%, due 09/15/17[2]	EUR 880,000	1,186,086

Belgium: 0.11%
Government of Belgium,
4.000%, due 03/28/14	1,250,000	1,645,161

Canada: 0.07%
Government of Canada,
5.250%, due 06/01/12	CAD 980,000	987,411
5.750%, due 06/01/29	100	121
6.000%, due 06/01/11	200	196
8.000%, due 06/01/23	200	280

		988,008

Denmark: 0.03%
Government of Denmark,
4.000%, due 11/15/17	DKK 2,600,000	474,731

Finland: 0.06%
Government of Finland,
3.875%, due 09/15/17	EUR 613,000	827,011

France: 0.24%
Government of France,
2.500%, due 01/12/14	870,000	1,102,860
3.750%, due 04/25/21	260,000	334,474
4.000%, due 04/25/18	185,000	247,197
4.000%, due 04/25/55	645,000	841,828
5.000%, due 10/25/11	730,000	943,697

		3,470,056

Germany: 0.70%
Bundesobligation,
4.000%, due 04/13/12	2,055,000	2,671,323
Bundesrepublik Deutschland,
3.500%, due 07/04/19	995,000	1,317,177
4.000%, due 01/04/37	305,000	418,915
5.000%, due 07/04/12	715,000	950,947
6.250%, due 01/04/24	465,000	779,347
	Face amount	Value

Bundesschatzanweisungen,
1.250%, due 03/11/11	EUR 1,435,000	$1,765,284
4.000%, due 09/10/10	30,000	36,921
Kreditanstalt fuer
Wiederaufbau,
3.875%, due 07/04/13	1,150,000	1,508,855
5.000%, due 07/04/11	300,000	382,126
5.500%, due 06/05/14	AUD 520,000	438,834

		10,269,729

Greece: 0.01%
Hellenic Republic,
2.300%, due 07/25/30[3,7]	EUR 256,656	124,442

Italy: 0.21%
Buoni Poliennali Del Tesoro,
5.000%, due 09/01/40	2,500,000	3,044,591

Netherlands: 0.07%
Government of the Netherlands,
4.500%, due 07/15/17	700,000	978,753

Spain: 0.15%
Government of Spain,
4.100%, due 04/30/11	400,000	495,758
4.200%, due 01/31/37	320,000	324,926
6.150%, due 01/31/13	1,105,001	1,447,662

		2,268,346

Sweden: 0.03%
Government of Sweden,
6.750%, due 05/05/14	SEK 3,390,000	512,864

United Kingdom: 0.18%
UK Gilts,
4.250%, due 03/07/11	GBP 180,000	275,731
4.250%, due 12/07/49	400,000	607,770
4.500%, due 03/07/13	950,000	1,543,067
4.750%, due 12/07/38	135,000	221,229

		2,647,797

Total non US-government obligations
(cost $31,229,865)		28,437,575

Total bonds
(cost $193,783,008)		193,961,269

	Shares

Investment companies: 37.14%
UBS Credit Bond Relationship Fund*[8]	5,951,436	80,918,105
UBS Emerging Markets Equity
Relationship Fund*[8]	2,309,517	72,318,125

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[8]	17,684,845	$198,595,509
UBS Global Corporate Bond
Relationship Fund*[8]	11,422,866	119,437,491
UBS High Yield Relationship
Fund*[8]	1,980,462	47,690,128
UBS Small-Cap Equity
Relationship Fund*[8]	581,765	24,528,497

Total investment companies
(cost $468,951,966)		543,487,855

Rights: 0.00%[9]
China: 0.00%[9]
Number of rights

Bank of Communications Co. Ltd.,
expires 07/09/10*
(cost $0)	77,700	31,132

Warrants: 0.04%
Russia: 0.04%
Number of warrants

Aeroflot - Russian Airlines
OJSC, strike @ USD 1.65,
expires 04/08/13*
(cost $857,465)	368,000	607,200
	Shares	Value

Short-term investment: 2.15%
Investment company: 2.15%
UBS Cash Management Prime
Relationship Fund, 0.207%[8,10]
(cost $31,425,486)	31,425,486	$31,425,486

Investment of cash collateral from securities loaned: 0.88%
UBS Private Money Market
Fund LLC,0.010%[8,10]
(cost $12,819,530)	12,819,530	12,819,530

Total investments: 98.68%
(cost $1,368,862,287)		1,443,952,439

Cash and other assets, less
liabilities: 1.32%		19,265,080

Net assets: 100.00%		$1,463,217,519

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$135,161,190
Gross unrealized depreciation	(60,071,038)

Net unrealized appreciation of investments	$75,090,152

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2010.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $2,005,581 or 0.14% of net assets.
[3]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of these securities amounted to $1,598,578 or 0.11% of net assets.
[4]	Floating rate security—The interest rates shown are the current rates as of June 30, 2010.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	Security is illiquid. At June 30, 2010, the value of these securities amounted to $165,483 or 0.01% of net assets.
[7]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates

UBS Global Securities Relationship Fund
Portfolio of investments

than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
[8]	Investment in affiliated investment company. See notes to financial statements for additional information.
[9]	Amount represents less than 0.005%.
[10]	The rate shown reflects the yield at June 30, 2010.
ADR	American depositary receipt
CDI	Chess depositary interest
CVA	Dutch certification - depository certificate
GDR	Global depositary receipt
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds

Currency type abbreviations:
AUD	Australian Dollar	GBP	Great Britain Pound
CAD	Canadian Dollar	SEK	Swedish Krona
DKK	Danish Krone	USD	United States Dollar
EUR	Euro

Forward foreign currency contracts
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		date	(depreciation)

Australian Dollar	26,250,000	USD	21,761,250	09/03/10	$(168,788)

Brazilian Real	14,560,000	USD	7,763,263	09/03/10	(188,020)

Euro	12,440,000	CHF	17,085,034	09/03/10	652,045

Euro	14,000,000	USD	16,978,920	09/03/10	(145,600)

Great Britain Pound	10,390,000	CHF	17,109,940	09/03/10	367,838

Great Britain Pound	6,780,000	USD	10,001,366	09/03/10	(128,632)

Hong Kong Dollar	69,830,000	USD	8,979,664	09/03/10	8,249

Japanese Yen	761,600,000	USD	8,389,883	09/03/10	(233,136)

Norwegian Krone	45,640,000	USD	7,004,190	09/03/10	14,009

United States Dollar	15,024,865	AUD	17,790,000	09/03/10	(162,565)

United States Dollar	799,764	CAD	840,000	07/02/10	(10,698)

United States Dollar	24,741,280	EUR	20,130,000	09/03/10	(118,666)

United States Dollar	7,065	HKD	55,000	07/02/10	(2)

United States Dollar	94,875,656	JPY	8,578,800,000	09/03/10	2,255,585

United States Dollar	15,031,291	MXN	195,990,000	09/03/10	21,142

United States Dollar	2,969,355	NOK	19,340,000	09/03/10	(7,258)

United States Dollar	67,829,385	SEK	533,880,000	09/03/10	638,977

United States Dollar	12,495,677	TWD	397,400,000	09/03/10	(80,798)

Net unrealized appreciation on forward foreign currency contracts					$2,713,682

Currency type abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	SEK	Swedish Krona
HKD	Hong Kong Dollar	TWD	New Taiwan Dollar
		USD	United States Dollar

UBS Global Securities Relationship Fund
Portfolio of investments

Futures contracts
UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:

2 Year US Treasury Notes, 500 contracts (USD)	September 2010	$(108,983,610)	$(109,414,062)	$(430,452)

10 Year US Treasury Notes, 653 contracts (USD)	September 2010	(78,665,552)	(80,023,110)	(1,357,558)

Index futures buy contracts:

Amsterdam Exchange Index, 187 contracts (EUR)	July 2010	15,317,267	14,212,711	(1,104,556)

CAC 40 Euro Index, 344 contracts (EUR)	July 2010	15,412,152	14,210,412	(1,201,740)

DAX Index, 81 contracts (EUR)	September 2010	15,276,138	14,586,088	(690,050)

Dow Jones EURO STOXX 50 Index, 925 contracts (EUR)	September 2010	30,496,782	28,677,465	(1,819,317)

FTSE 100 Index, 596 contracts (GBP)	September 2010	46,263,027	42,819,147	(3,443,880)

S&P 500 Index, 130 contracts (USD)	September 2010	7,017,465	6,672,900	(344,565)

Index futures sell contracts:

FTSE MIB Index, 314 contracts (EUR)	September 2010	(39,174,861)	(36,303,006)	2,871,855

IBEX 35 Index, 324 contracts (EUR)	July 2010	(38,026,731)	(35,572,874)	2,453,857

S&P Toronto Stock Exchange 60 Index, 227 contracts (CAD)	September 2010	(29,010,985)	(28,112,986)	897,999

Interest rate futures buy contracts:

Euro-Bund, 241 contracts (EUR)	September 2010	37,923,238	38,132,119	208,881

Long Gilt, 52 contracts (GBP)	September 2010	9,277,090	9,404,762	127,672

Net unrealized depreciation on futures contracts				$(3,831,854)

Currency type abbreviations:
CAD	Canadian Dollar	GBP	Great Britain Pound
EUR	Euro	USD	United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$438,461,796	$223,158,170	$–	$661,619,966

Corporate bonds	–	5,167,877	–	5,167,877

Asset-backed security	–	1,001,580	–	1,001,580

Mortgage & agency debt securities	–	220,635	–	220,635

Stripped mortgage-backed securities	–	165,483	–	165,483

US government obligations	–	158,968,119	–	158,968,119

Non US-government obligations	–	28,437,575	–	28,437,575

Investment companies	–	543,487,855	–	543,487,855

Rights	–	31,132	–	31,132

Warrants	–	607,200	–	607,200

Short-term investment	–	31,425,486	–	31,425,486

Investment of cash collateral from securities loaned	–	12,819,530	–	12,819,530

Other financial instruments[1]	(3,831,854)	2,713,681	–	(1,118,173)

Total	$434,629,942	$1,008,204,323	$–	$1,442,834,265

[1]	Other financial instruments include futures contracts and forward foreign currency contracts.

UBS Global Securities Relationship Fund
Portfolio of investments

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

		Stripped
	Asset-backed	mortgage-back
	securities	securities	Total

Assets
Beginning balance	$257,284	$217,524	$474,808

Total gains or losses (realized/unrealized) included in earnings	12,251	81,274	93,525

Purchases, sales, issuances, and settlements (net)	(269,535)	(298,798)	(568,333)

Transfers in and/or out of Level 3	–	–	–

Ending balance	$–	$–	$–

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$–	$–	$–

See accompanying notes to financial statements.	19

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 6.97%, (the Fund declined 8.36%, including the payment of a transaction charge) while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), declined 6.17%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund lagged its benchmark during the reporting period due to stock selection.

Portfolio performance summary
What worked

•	The Fund’s overweight to Indonesia, which performed strongly over the review period, and stock selection within the country, made a positive contribution to performance.

	–	Notably, at the stock level, Astra International, an Indonesian auto manufacturer and distributor, was a successful holding for the Fund. The company’s shares rose due to robust car sales and amid a low interest rate environment in Indonesia. (For details, see “Portfolio highlights.”)

•	Several stock selection decisions added to relative performance.

	–	China Unicom was one of the Fund’s strongest positions for the period. The telecommunications company benefited from the announcement of new tariffs within China. Additionally, the environment of risk aversion in early 2010 led the prices of many telecom stocks higher, given that investors view telecom as a defensive sector in China. (For details, see “Portfolio highlights.”)

	–	Shares of Lojas Renner, a Brazilian apparel retailer, rose during the period. The company’s announcement of a smaller-store format was well-received by the market. In addition, strong domestic demand in Brazil contributed to the retailer’s outperformance. (For details, see “Portfolio highlights.”)

	–	Indian information technology company Infosys Technology saw continued momentum in its growth. Shares were up during the period, despite earlier fears that the company would be hurt by increased protectionism and reduced outsourcing in the US. (For details, see “Portfolio highlights.”)

•	The Fund’s country allocations were positive for the period. In particular, an underweight to Taiwan contributed to Fund performance. Disappointing global growth indicators weighed heavily on the export-dependent Taiwan market, and our avoidance of the country was rewarded.

What didn’t work

•	Stock selection in Korea and Russia detracted from relative performance.

	–	The Fund’s position in GS Engineering & Construction, a South Korean construction company, made a negative contribution during the period. GS underperformed, along with the sector, based on fears of a slowdown in domestic orders. We believe the company is attractively valued, and that it will be helped by order flows from its unit in the Middle East. (For details, see “Portfolio highlights.”)

	–	The share price of Russian energy company Gazprom was under pressure due to concerns that its pricing formula for European customers might be revised downward. Though we view Gazprom’s valuation as attractive, the market has remained cautious on the stock.

UBS Emerging Markets Equity Relationship Fund

•	Other individual stock positions were negative for Fund performance.

	–	The Fund held Hon Hai Precision, which disappointed. The Taiwan electronics manufacturer supplies components for Apple and Nokia, among other companies. Its share price fell after a series of suicide cases generated negative publicity. Subsequently, the company announced significant pay increases across the board, leading to earnings downgrades by the street.

	–	Housing Development & Infrastructure, an Indian property stock, underperformed amid fears of monetary tightening and interest rate hikes.

	–	China Shenhua, a world class, low-cost thermal coal producer, was a negative contributor during the period, as well.

•	The Fund’s underweight to Malaysia detracted from returns. The country is seen as a defensive market, and it outperformed the rest of the region during the six-month review period.

Portfolio highlights
•	China Unicom benefited from the announcement of new tariffs and subsidies for 3G services that broadened the company’s potential market. There is positive market sentiment that China Unicom could see an acceleration of subscriber growth. The company enjoys a distinct technology advantage, but execution has been an issue in the past. However, after recent share price weakness, we see the risk/reward balance as attractive.

•	Apparel retailer Lojas Renner is optimally exposed to strong domestic demand in Brazil, evidenced by the various broker upgrades for 2010 gross domestic product (“GDP”) growth. (GDP is a measure of a country’s overall official economic output.) Structurally, we believe it is one of the best growth stories in the consumer universe due to its potential for market share gain. The smaller store format should allow the company to accelerate its sales floor expansion.

•	Infosys Technology, an Indian technology company, is one of the best-managed companies in the sector. Recovery in IT spending continues to surprise on the upside. We believe Infosys’s strong management and execution capability will enable it to take advantage of the continued secular growth in the offshore IT services industry. Infosys continues to see a steady recovery, and has not perceived any slowdown in spending due to the euro crisis.

•	Indonesian auto company Astra International continued to deliver positive returns on the back of robust car sales, which is helped by the low interest rate environment.

•	GS Engineering & Construction underperformed along with other Korean construction names due to caution over domestic housing. There seems to be limited demand for housing purchases, as home buyers are delaying their purchases in anticipation of further declines in house prices. At the current share price, we view the downside as limited since domestic housing in Korea is normalizing now, following the ending of special tax incentives that were put in place last year to stimulate demand.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	(6.97)%	24.76%	13.02%	11.28%

UBS Emerging Markets Equity Relationship Fund[2]	(8.36)%	23.08%	12.76%	11.17%

MSCI Emerging Markets Index (net)[3]	(6.17)%	23.15%	12.73%	10.02%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2010
% of net assets

Samsung Electronics Co., Ltd.	4.9%
Infosys Technology Ltd., ADR	4.2
China Construction Bank Corp., H Shares	4.1
Sberbank of Russian Federation	4.0
Vale SA, Preference shares	4.0
China Shenhua Energy Co., Ltd., H Shares	3.8
Gazprom OAO ADR	3.7
Mobile Telesystems OJSC ADR	3.5
CNOOC Ltd.	3.2
Petroleo Brasileiro SA, Preference shares	3.1

Total	38.5%

Country exposure, top five (unaudited)
As of June 30, 2010
% of net assets

China	22.8%
Brazil	14.9
Russia	13.3
South Korea	11.4
India	9.3

Total	71.7%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Common stocks
Automobiles	2.17%
Commercial banks	23.37
Construction & engineering	2.84
Construction materials	2.22
Diversified telecommunication services	5.57
Electronic equipment, instruments & components	3.87
Food products	1.14
Household products	1.17
Insurance	2.53
IT services	4.21
Media	3.16
Metals & mining	6.41
Multiline retail	2.11
Oil, gas & consumable fuels	16.01
Pharmaceuticals	2.15
Real estate management & development	3.86
Semiconductors & semiconductor equipment	7.53
Specialty retail	1.10
Wireless telecommunication services	6.13

Total common stocks	97.55%

Bonds
Corporate bond
Metals & mining	0.00
Warrants	1.18

Total investments	98.73%

Cash and other assets, less liabilities	1.27

Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 97.55%
Brazil:14.85%
Itau Unibanco Holding SA ADR	606,505	$10,923,155
Lojas Renner SA	331,000	8,985,596
NET Servicos de Comunicacao
SA, Preference shares*	241,309	2,272,716
OGX Petroleo e Gas
Participacoes SA*	490,000	4,538,947
Petroleo Brasileiro SA,
Preference shares	896,585	13,341,980
Usinas Siderurgicas de Minas
Gerais SA, Preference shares	238,891	6,367,339
Vale SA, Preference shares	801,504	16,833,804

Total Brazil common stocks		63,263,537

China: 22.75%
China Construction Bank
Corp., Class H	21,486,000	17,290,856
China Mengniu Dairy Co., Ltd.	1,505,000	4,879,761
China Resources Land Ltd.	2,516,000	4,724,094
China Shenhua Energy Co.,
Ltd., H Shares	4,473,000	16,222,794
China Unicom Hong Kong Ltd.	8,738,000	11,681,783
CNOOC Ltd.	8,088,000	13,787,749
Dongfeng Motor Group Co.,
Ltd., H Shares	3,834,000	4,362,644
Industrial & Commercial
Bank of China, H Shares	12,557,000	9,117,763
Ping An Insurance Group
Co. of China Ltd., H Shares[1,2]	1,339,000	10,793,946
Sino-Ocean Land Holdings Ltd.	5,695,000	4,093,878

Total China common stocks		96,955,268

India:8.15%
DLF Ltd.	703,721	4,318,927
Housing Development & Infrastructure Ltd.*	627,077	3,318,913
Infosys Technology Ltd., ADR	299,300	17,931,063
Sun Pharmaceutical Industries Ltd.	239,545	9,156,904

Total India common stocks		34,725,807

Indonesia: 3.39%
Astra International Tbk PT	928,576	4,887,996
Bank Rakyat Indonesia PT	4,712,000	4,759,311
Telekomunikasi Indonesia Tbk PT	5,704,000	4,808,293

Total Indonesia common stocks		14,455,600

Mexico: 6.88%
America Movil SAB de CV	4,640,000	11,046,551
Cemex SAB de CV ADR*	976,456	9,442,330
		Shares	Value

Grupo Financiero Banorte
SAB de CV, Class O		2,272,900	$8,811,781

Total Mexico common stocks			29,300,662

Russia: 13.31%
Gazprom OAO ADR		840,927	15,816,526
Lukoil OAO ADR		86,388	4,448,982
Mobile Telesystems OJSC ADR		787,950	15,097,122
Novolipetsk Steel OJSC GDR*[3]		160,170	4,100,434
Sberbank of Russian Federation		7,189,139	17,242,943

Total Russia common stocks			56,706,007

South Africa: 3.73%
Naspers Ltd., Class N		333,517	11,209,472
Truworths International Ltd.		672,742	4,677,936

Total South Africa common stocks			15,887,408

South Korea: 11.38%
GS Engineering & Construction Corp.		199,908	12,110,993
LG Household & Health
Care Ltd.		17,633	4,997,865
Samsung Electronics Co., Ltd.		32,877	20,643,067
Shinhan Financial Group Co., Ltd.		291,380	10,731,132

Total South Korea common stocks			48,483,057

Taiwan: 8.25%
Chunghwa Telecom Co., Ltd.		3,664,881	7,269,351
HON HAI Precision Industry
Co., Ltd.*		3,331,988	11,702,347
Taiwan Semiconductor
Manufacturing Co., Ltd.		6,112,000	11,428,834
WPG Holdings Co. Ltd.		2,578,000	4,758,968

Total Taiwan common stocks			35,159,500

Thailand: 2.32%
Bank of Ayudhya PCL		8,171,700	4,890,427
Kasikornbank PCL		1,721,300	4,999,215

Total Thailand common stocks			9,889,642

Turkey: 2.54%
Turkiye Garanti Bankasi AS		2,609,747	10,812,303

Total common stocks
(cost $357,988,856)			415,638,791

	Face	amount

Bonds: 0.00%
Corporate bond: 0.00%
Brazil: 0.00%
Vale SA,
0.00%, due 09/29/49*[1,2,4,5]
(cost $0)	BRL	23,646	0

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Number of
	warrants	Value

Warrants:1.18%
India: 1.18%
ITC Ltd.,
strike @ USD 1.00,
expires 01/24/17*[6]
(cost $3,326,251)	761,714	$5,009,485

Value

Total investments: 98.73%
(cost $361,315,107)	$420,648,276

Cash and other assets,
less liabilities: 1.27%	5,419,151

Net assets: 100.00%	$426,067,427

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$70,931,254
Gross unrealized depreciation	(11,598,085)

Net unrealized appreciation of investments	$59,333,169

*	Non-income producing security.
[1]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2010, the value of this security amounted to $10,793,946 or 2.53%of net assets.
[2]	Security is illiquid. At June 30, 2010, the value of these securities amounted to $10,793,946 or 2.53% of net assets.
[3]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of this security amounted to $4,100,434 or 0.96% of net assets.
[4]	Floating rate security. The interest rate shown is the current rate as of June 30, 2010.
[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of this security amounted to $5,009,485 or 1.18% of net assets.

ADR	American depositary receipt
GDR	Global depositary receipt
OJSC	Open joint stock company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may
shares	have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:
USD	United States Dollar
BRL	Brazilian Real

Forward foreign currency contracts

UBS Emerging Markets Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts	In		Maturity	Unrealized
	to deliver	exchange for		date	appreciation

Hong Kong Dollar	19,500,000	USD	2,504,913	07/02/10	$708

South African Rand	8,360,000	USD	1,094,542	07/06/10	6,074

Net unrealized appreciation on forward foreign currency contracts					$6,782

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

Currency type abbreviation:
USD United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$130,041,366	$274,803,479	$10,793,946	$415,638,791

Corporate bond	–	–	0	0

Warrants	–	5,009,485	–	5,009,485

Other financial instruments[1]	–	6,782	–	6,782

Total	$130,041,366	$279,819,746	$10,793,946	$420,655,058

[1] Other financial instruments include forward foreign currency contracts.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Common	Corporate
	stocks	bond	Total

Assets
Beginning balance	$–	$0	$0

Total gains or losses (realized/unrealized) included in earnings[1]	–	–	–

Purchases, sales, issuances, and settlements (net)	–	–	–

Transfers in and/or out of Level 3	10,793,946	–	10,793,946

Ending balance	$10,793,946	$0	$10,793,946

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 06/30/10.	$1,477,393	$0	$1,477,393

[1]	Does not include unrealized losses of $(818,502) related to transferred assets, presented at their end of period values.

26	See accompanying notes to financial statements.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) declined 15.46%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), declined 12.93% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due primarily to stock selection decisions based on our expectations for a global cyclical recovery that, in our view, was evident at the stock level. The market, however, appears to have been driven more by global macroeconomic concerns, including debt crises in some regions, and inflationary pressures in others.

Portfolio performance summary
What worked

•	An overweight to the information technology sector made the largest positive contribution to Fund returns. The overweight was a result of attractive individual stock selection opportunities within the sector.

	–	The Fund owned shares of several companies that are involved in light-emitting diode (LED) technology. This next generation of display technology promises a better picture and thinner screen. Among these names, LG Innotek performed well during the period. (For details, see “Portfolio highlights.”)

	–	Shares of Baidu, a China-based Internet search engine company, rose during the six-month period. China’s growing economy and increasing opportunities for Internet penetration, in our view, are the basis for continued growth for the company. (For details, see “Portfolio highlights.”)

•	The Fund was underweight to financial stocks, which contributed to relative performance. The escalating cost estimates to rescue Greece were a major concern for investors, as what began as a $61 billion rescue package from the European Union ended up as a $1 trillion rescue package across the region. Credit markets tightened, and fears of default by several eurozone governments drew increased scrutiny across the European banking system. Banks stopped lending to each other, as they were unsure of their counterparties’ exposure to default risk. China saw significant tightening by its central government, as well. Our avoidance of this sector was a successful strategy during the six-month review period.

•	Several individual stock selection decisions were positive for performance.

	–	The Fund’s position in Novo Nordisk, a Danish pharmaceutical company, outperformed during the period. (For details, see “Portfolio highlights.”)

	–	Fanuc, a Japanese factory automation company, was another success story. Our research indicates strong growth opportunities in the machinery sector. (For details, see “Portfolio highlights.”)

What didn’t work

•	An overweight to the materials sector, and stock selection within the sector, were negative for relative returns. As the macroeconomic environment deteriorated, many materials stocks declined. These stocks are seen as proxies for the global economy, which faced problems in Europe and Asia during the first

27

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

half of 2010. In particular, the slowdown in building in Eastern Europe and an impending Australian supertax negatively impacted the materials sector.

	–	British metals and mining company Xstrata made a negative contribution to Fund returns. (For details, see “Portfolio highlights.”)

	–	Chinese steel manufacturer Shougang Concord also declined as emerging markets infrastructure building slowed. As of June 30, 2010, this position was no longer held by the Fund. (For details, see “Portfolio highlights.”)

•	The Fund’s underweight to the consumer staples sector detracted from returns during the period. These stocks outperformed as investors turned toward the more defensive sectors based on renewed concerns regarding a slowdown in global growth.

•	Stock selection within the financial sector negatively impacted performance.

	–	KB Financial, a Korean bank, detracted from Fund returns. Though the Korean economy is growing and valuations are attractive, the country is still considered an emerging market. As Korea sold off during the period, KB Financial suffered.

	–	OTP Bank in Hungary hindered relative performance, as well. (For details, see “Portfolio highlights.”)

•	The Fund’s position in Japan detracted from relative returns. A strengthening currency hurt export-oriented companies in particular, some of which were held by the Fund.

Portfolio highlights
•	LG Innotek is a Korean manufacturer of electronic components, such as mini vibration motors, LCD modules, camera modules and light-emitting diodes (LEDs). The company’s shares outperformed during the period based on increasing demand expectations for LED back-lit LCD TVs.

•	Baidu Inc., China’s largest Internet search engine provider, was up during the six-month period. The company posted first-quarter earnings that were significantly better than expected, driven by improving ad spending and increased traffic. The company has been the primary beneficiary of Google’s difficulties in the Chinese Internet search market. It also benefited from a 10-for-1 share split that made its US-listed shares more accessible to US retail investors.

•	Danish pharmaceutical firm Novo Nordisk outperformed during the review period. The company focuses on diabetes drugs, and reported strong financial results in late April. Its insulin sales were up, and it recently received FDA approval to market Victoza, a treatment for Type 2 diabetes, in the US.

•	Fanuc Ltd., a Japanese manufacturer of factory automation systems and equipment and industrial robots, performed well based on better-than-expected fiscal year results, and strong guidance on improving demand for industrial robots.

•	Shares of Xstrata, the diversified metals and mining company, were down during the period. We continue to hold the stock, and are encouraged by the company’s announcement that it is considering a number of new investments and is looking at potential acquisitions.

28

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•	Shougang Concord is an integrated heavy plate steel manufacturer in China. The stock declined due to investor concerns that tightening monetary policy and a government-imposed slowdown in new bank lending may crimp future growth. In addition, investors feared that the demand for heavy steel plates used in infrastructure and construction may slow as the central government attempts to cool down the economy. This position was sold prior to the end of the reporting period.

•	OTP Bank, Hungary’s largest bank, underperformed as macroeconomic and currency concerns spread to Eastern Europe following increased sovereign debt concerns in Greece, Spain, Portugal and Italy. Hungary is considered vulnerable, as 60% of outstanding Hungarian debt is denominated in foreign currencies. This position was sold prior to the end of the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

29

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	(15.46)%	0.15%	10.45%

MSCI EAFE Free Index (gross)[2]	(12.93)%	6.38%	15.68%

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2010, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

30

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2010
% of net assets

Nestle SA	3.7%
Volvo AB, Class B	2.1
Novo Nordisk A/S, Class B	2.1
BHP Billiton Ltd	2.0
THK Co., Ltd	1.9
HSBC Holdings PLC	1.9
Royal Dutch Shell PLC, Class A	1.8
Standard Chartered PLC	1.8
Koninklijke Philips Electronics NV	1.8
Hyundai Mobis	1.8

Total	20.9%

Country exposure, top five (unaudited)
As of June 30, 2010
% of net assets

Japan	22.5%
United Kingdom	16.4
Switzerland	10.3
Netherlands	6.8
Australia	5.7

Total	61.7%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Common stocks
Auto components	3.96%
Automobiles	1.04
Beverages	1.48
Building products	1.53
Capital markets	2.58
Chemicals	2.25
Commercial banks	9.31
Communications equipment	0.79
Computers & peripherals	1.01
Construction & engineering	1.73
Diversified telecommunication services	0.98
Electric utilities	1.08
Electronic equipment, instruments & components	1.62
Energy equipment & services	1.28
Food & staples retailing	2.13
Food products	5.33
Hotels, restaurants & leisure	0.75
Household products	1.72
Industrial conglomerates	2.89
Insurance	2.34
Internet & catalog retail	1.08
Internet software & services	1.41
Machinery	10.08
Media	0.56
Metals & mining	4.74
Multiline retail	1.62
Multi-utilities	0.80
Office electronics	1.50
Oil, gas & consumable fuels	5.14
Pharmaceuticals	8.06
Professional services	0.93
Real estate management & development	1.99
Semiconductors & semiconductor equipment	4.83
Software	1.27
Specialty retail	2.56
Textiles, apparel & luxury goods	1.64
Trading companies & distributors	0.74
Wireless telecommunication services	3.06

Total common stocks	97.81%

Short-term investment	1.49

Total investments	99.30%

Cash and other assets, less liabilities	0.70

Net assets	100.00%

31

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 97.81%
Australia: 5.68%
AMP Ltd.	865,402	$3,762,931
BHP Billiton Ltd.	250,570	7,792,690
Incitec Pivot Ltd.	2,400,814	5,443,419
National Australia Bank Ltd.	183,191	3,538,555
Woolworths Ltd.	92,584	2,098,836

Total Australia common stocks		22,636,431

Belgium: 1.48%
Anheuser-Busch InBev NV	122,818	5,899,439

Brazil: 1.62%
Lojas Renner SA	237,000	6,433,795

Canada: 1.67%
Potash Corp. of Saskatchewan, Inc.	40,400	3,484,096
Research In Motion Ltd.*	63,900	3,147,714

Total Canada common stocks		6,631,810

China: 4.83%
Baidu, Inc. ADR*	29,000	1,974,320
Bank of Communications Co.,
Ltd., H Shares	3,779,000	3,985,077
Belle International Holdings Ltd.	2,785,000	3,948,508
Shangri-La Asia Ltd.	1,614,000	2,974,353
Sino Land Co., Ltd.	1,290,000	2,291,171
Sun Hung Kai Properties Ltd.	165,000	2,243,389
Tencent Holdings Ltd.	109,600	1,807,348

Total China common stocks		19,224,166

Denmark: 3.79%
FLSmidth & Co. A/S	106,961	6,869,639
Novo Nordisk A/S, Class B	102,175	8,242,015

Total Denmark common stocks		15,111,654

France: 3.52%
AXA SA	164,605	2,496,381
BNP Paribas	40,752	2,175,929
Sanofi-Aventis SA	43,069	2,597,185
Vallourec SA	39,418	6,730,284

Total France common stocks		13,999,779

Germany: 2.17%
GEA Group AG	182,250	3,620,397
RWE AG	48,848	3,183,940
United Internet AG	167,493	1,841,719

Total Germany common stocks		8,646,056
	Shares	Value

India: 1.77%
Dr. Reddys Laboratories Ltd. ADR	100,200	$3,091,170
ICICI Bank Ltd. ADR	59,600	2,153,944
Tata Motors Ltd. ADR	105,700	1,816,983

Total India common stocks		7,062,097

Italy: 1.28%
Saipem SpA	167,150	5,079,827

Japan: 22.54%
Asahi Glass Co., Ltd.	345,000	3,218,991
Canon, Inc.	159,900	5,961,565
Disco Corp.	95,300	6,044,122
Elpida Memory, Inc.*	234,100	3,616,791
FamilyMart Co., Ltd.	62,700	2,066,455
Fanuc Ltd.	35,800	4,016,403
Ibiden Co., Ltd.	123,100	3,318,715
Isuzu Motors Ltd.	1,386,000	4,138,577
Kansai Electric Power Co., Inc.	177,100	4,323,955
Komatsu Ltd.	142,400	2,573,178
Makino Milling Machine Co. Ltd.*	536,000	3,410,632
Mitsubishi Corp.	141,900	2,956,886
Mitsubishi UFJ Financial Group, Inc.	626,300	2,839,118
Mitsui Fudosan Co., Ltd.	242,000	3,383,249
Nippon Sheet Glass Co. Ltd.	1,184,000	2,882,883
Nomura Holdings, Inc.	940,100	5,146,514
NTT DoCoMo, Inc.	1,994	3,015,385
Rakuten, Inc.	5,944	4,292,677
Sumitomo Trust & Banking Co., Ltd.	801,000	4,074,716
Takeda Pharmaceutical Co., Ltd.	98,500	4,215,509
THK Co., Ltd.	369,800	7,645,219
Toshiba Corp.*	811,000	4,029,223
Toyoda Gosei Co., Ltd.	105,300	2,609,561

Total Japan common stocks		89,780,324

Luxembourg: 0.45%
ArcelorMittal	67,683	1,800,103

Netherlands: 6.80%
ASML Holding NV	233,745	6,418,978
Koninklijke Ahold NV	161,116	1,995,303
Koninklijke Philips
Koninklijke Philips Electronics NV NY Shares	241,200	7,197,408
Koninklijke Philips Electronics NV	143,678	4,282,663
STMicroelectronics NV	397,237	3,145,134
Unilever NV CVA	148,067	4,037,092

Total Netherlands common stocks		27,076,578

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Russia: 1.65%
VimpelCom Ltd. ADR*	262,700	$4,250,486
X5 Retail Group NV GDR*[1]	70,000	2,325,758

Total Russia common stocks		6,576,244

Singapore: 0.58%
Golden Agri-Resources Ltd.	6,120,000	2,290,566

South Africa: 0.57%
Aspen Pharmacare Holdings Ltd.*	231,687	2,284,813

South Korea: 3.92%
Hyundai Heavy Industries Co. Ltd.	8,958	1,708,553
Hyundai Mobis	42,347	7,092,132
KB Financial Group, Inc. ADR	96,800	3,667,752
LG Innotek Co., Ltd.	23,938	3,150,519

Total South Korea common stocks		15,618,956

Spain: 3.11%
Gestevision Telecinco SA	251,346	2,230,275
Inditex SA	110,254	6,253,091
Telefonica SA	212,218	3,918,924

Total Spain common stocks		12,402,290

Sweden: 3.68%
Autoliv, Inc.*	127,500	6,100,875
Volvo AB, Class B*	777,552	8,550,585

Total Sweden common stocks		14,651,460

Switzerland: 10.26%
Adecco SA	78,841	3,719,931
Credit Suisse Group AG	83,506	3,138,469
GAM Holding Ltd.*	182,126	1,985,416
Nestle SA	308,565	14,888,253
Novartis AG	95,602	4,638,269
Roche Holding AG	20,950	2,876,930
Swatch Group AG	127,438	6,516,853
Zurich Financial Services AG	14,029	3,079,519

Total Switzerland common stocks		40,843,640
	Shares	Value

United Kingdom: 16.44%
Anglo American PLC*	84,843	$2,949,451
Autonomy Corp. PLC*	187,592	5,062,771
BG Group PLC	351,304	5,200,387
BP PLC	953,687	4,580,293
GlaxoSmithKline PLC	246,157	4,171,666
HSBC Holdings PLC	815,768	7,442,278
Reckitt Benckiser Group PLC	148,004	6,846,162
Rio Tinto PLC	99,376	4,348,675
Royal Dutch Shell PLC, Class A	287,339	7,256,304
Standard Chartered PLC	297,363	7,218,759
Tullow Oil PLC	232,037	3,456,353
Vodafone Group PLC	2,356,587	4,883,370
Xstrata PLC	155,351	2,035,308

Total United Kingdom common stocks		65,451,777

Total common stocks
(cost $403,408,232)		389,501,805

Short-term investment: 1.49%
Investment company: 1.49%
UBS Cash Management Prime
Relationship Fund,
0.207%[2,3]
(cost $5,934,618)	5,934,618	5,934,618

Total investments: 99.30%
(cost $409,342,850)		395,436,423

Cash and other assets, less liabilities: 0.70%		2,799,167

Net assets: 100.00%		$398,235,590

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$24,240,317
Gross unrealized depreciation	(38,146,744)

Net unrealized depreciation of investments	$(13,906,427)

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of this security amounted to $2,325,758 or 0.58% of net assets.
[2]	Investment in affiliated investment company. See notes to financial statements for additional information.
[3]	The rate shown reflects the yield at June 30, 2010.

ADR	American depositary receipt
CVA	Dutch certification-depository certificate
GDR	Global depositary receipt

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$43,318,543	$346,183,262	$–	$389,501,805

Short-term investment	–	5,934,618	–	5,934,618

Total	$43,318,543	$352,117,880	$–	$395,436,423

34	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS International Equity Relationship Fund (the “Fund”) declined 13.14%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), declined 12.47%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund lagged its benchmark during the reporting period primarily due to stock selection decisions.

Portfolio performance summary
What worked

•	Several stock positions in Japan had a positive impact on performance.

	–	THK manufactures linear motors and other industrial components. The company’s shares were up during the review period on the back of increasing industrial demand, especially from the precision electronics industry.

	–	Mitsui OSK Lines, a Japanese shipping company, also contributed to the Fund’s returns. (For details, see “Portfolio highlights.”)

	–	Financial company Orix Corp., a property and leasing business in Japan, surprised on the upside with its earnings. The firm’s substantial real estate holdings have risen in value since the bottom of the financial crisis.

•	Other stock selection decisions contributed to the Fund’s relative performance.

	–	The Fund’s position in Associated British Foods was a positive contributor during the six–month period. (For details, see “Portfolio highlights.”)

	–	The decision not to own BP was successful for much of the review period. We initiated a position in the energy stock after the spill in the Gulf of Mexico had decimated BP’s stock price. (For details, see “Portfolio highlights.”)

What didn’t work

•	Several financial stock positions were negative during the period. Shares of Spanish bank Banco Bilbao Vizcaya declined during the six months (for details, see “Portfolio highlights”), while BNP Paribas, a French bank, underperformed, as well.

•	Additional stock selection decisions detracted from performance.

	–	Nobel Biocare had a number of issues with some of its health care products. (For details, see “Portfolio highlights.”)

	–	Shares of Qantas Airways were down during the period. Fearing that the global recovery had become derailed in recent months, investors sold off transportation stocks, which they deemed to be particularly exposed to the economic cycle. (For details, see “Portfolio highlights.”)

UBS International Equity Relationship Fund

Portfolio highlights
•	Mitsui OSK Lines has been rising because of increasing shipping volume, which is leading to improved shipping rates. We believe Mitsui OSK is well-positioned to benefit from the growth of Asian shipping.

•	UK-based retailer Associated British Foods has been reporting rising revenues and profits, despite the weakness in the European and UK economies. The repositioning of ABF’s brands and stores has contributed positively to the company’s operating results.

•	BP is one of the world’s leading integrated oil and gas companies. Its shares severely declined following the large oil spill in the Gulf of Mexico. We believe the shares are now discounting what was believed to be the worst-case scenario, and that the risk/reward balance has shifted in favor of starting to take a position in the company. Current valuations assume that BP will be fined in the billions of dollars, and that the Gulf Coast commercial fishing industry will be destroyed for 15 to 20 years. We expect that BP will face a materially lower fine, and that the damage to the fishing industry will last five years. Our analysis suggests there is a strong valuation case for BP at this price, and that the downside is very limited.

•	Banco Bilbao Vizcaya is an attractively valued Spanish bank. Its share price has been weak due to problems in Spanish banking, as well as the euro crisis. However, we believe the bank’s strong position and exposure in Latin America should prove valuable over the long term.

•	We began to sell the Fund’s position in Nobel Biocare during the review period after the stock violated our research thesis. Volume has been weak, leading to pricing pressure. This undermined our belief that new products and demand would strengthen pricing and margins.

•	Australian airline Qantas Airways underperformed because of low passenger volume and high fuel costs. We believe, however, that conditions are improving, and we are seeing a pickup in passenger travel in Asia.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS International Equity Relationship Fund	(13.14)%	8.95%	0.88%	1.70%

MSCI World Free ex USA Index (net)[1]	(12.47)%	7.03%	1.48%	0.58%

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top 10 equity holdings (unaudited)[1]
As of June 30, 2010
% of net assets

Vodafone Group PLC	3.4%
Roche Holding AG	2.3
Rio Tinto PLC	2.2
Mitsubishi Corp.	2.1
GlaxoSmithKline PLC	1.9
Metro AG	1.9
Telenor ASA	1.9
Associated British Foods PLC	1.9
Toronto-Dominion Bank	1.8
Sumitomo Mitsui Financial Group, Inc.	1.8

Total	21.2%

Country exposure, top five (unaudited)[1]
As of June 30, 2010
% of net assets

United Kingdom	24.3%
Japan	19.9
Germany	10.8
Canada	7.8
Switzerland	5.3

Total	68.1%

Industry diversification (unaudited)[2]
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	0.71%
Airlines	2.24
Automobiles	3.17
Beverages	1.44
Building products	0.93
Capital markets	2.76
Chemicals	2.46
Commercial banks	12.25
Construction materials	3.07
Consumer finance	1.55
Diversified financial services	1.56
Diversified telecommunication services	1.89
Electric utilities	3.11
Energy equipment & services	0.69
Food & staples retailing	5.54
Food products	1.85
Health care equipment & supplies	0.72
Health care providers & services	0.96
Hotels, restaurants & leisure	0.98
Industrial conglomerates	1.14
Insurance	3.27
Machinery	2.38
Marine	1.90
Media	1.29
Metals & mining	4.33
Office electronics	3.00
Oil, gas & consumable fuels	8.76
Personal products	1.20
Pharmaceuticals	5.62
Professional services	1.35
Real estate investment trust (REIT)	0.56
Real estate management & development	1.24
Semiconductors & semiconductor equipment	1.24
Software	2.37
Tobacco	1.26
Trading companies & distributors	3.96
Wireless telecommunication services	4.58

Total common stocks	97.33%

Investment company
iShares MSCI EAFE Index Fund	0.54

Short-term investment	0.36

Total investments	98.23%

Cash and other assets, less liabilities	1.77

Net assets	100.00%
[1]	Figures represent the direct investments of the UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

[2]	Figures represent the industry breakdown of direct investments of the UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 97.33%
Australia: 4.20%
National Australia Bank Ltd.	24,597	$475,121
Orica Ltd.	24,050	506,318
Qantas Airways Ltd.*	289,957	532,289
QBE Insurance Group Ltd.	19,187	291,994

Total Australia common stocks		1,805,722

Belgium: 3.72%
Anheuser-Busch InBev NV	12,904	619,831
Delhaize Group SA	6,478	469,057
KBC Groep NV*	13,308	510,440

Total Belgium common stocks		1,599,328

Canada: 7.84%
Cenovus Energy, Inc.	16,600	427,260
EnCana Corp.	13,000	393,706
Suncor Energy, Inc.	15,900	467,941
Teck Resources Ltd., Class B	19,200	567,767
Toronto-Dominion Bank	12,200	790,528
TransCanada Corp.	21,500	719,191

Total Canada common stocks		3,366,393

China: 3.08%
Jardine Matheson Holdings Ltd.	14,000	489,203
New World Development Ltd.	329,000	531,474
Pacific Basin Shipping Ltd.	489,000	303,013

Total China common stocks		1,323,690

Finland: 1.19%
Sampo Oyj, Class A	24,454	511,654

France: 4.72%
BNP Paribas	12,481	666,416
Carrefour SA	15,474	610,969
Total SA	16,856	750,168

Total France common stocks		2,027,553

Germany: 10.75%
Bayer AG	10,886	607,385
E.ON AG	25,027	673,721
Fresenius Medical Care AG & Co. KGaA	7,649	413,809
HeidelbergCement AG	12,824	610,814
MAN SE	4,578	377,420
Metro AG	16,246	825,941
SAP AG	10,314	458,125
Volkswagen AG, Preference shares	7,432	650,658

Total Germany common stocks		4,617,873
	Shares	Value

Ireland: 2.64%
CRH PLC	17,740	$371,312
James Hardie Industries SE CDI*	64,528	336,075
Ryanair Holdings PLC ADR*	15,800	428,022

Total Ireland common stocks		1,135,409

Japan: 19.94%
Asahi Glass Co., Ltd.	43,000	401,208
Canon, Inc.	17,200	641,269
Chuo Mitsui Trust Holdings, Inc.	94,000	331,026
ITOCHU Corp.	63,300	493,543
Kao Corp.	22,000	517,171
KDDI Corp.	103	489,260
Mitsubishi Corp.	43,400	904,361
Mitsui OSK Lines Ltd.	78,000	514,753
Nissan Motor Co., Ltd.*	102,800	712,632
Nomura Holdings, Inc.	53,300	291,787
ORIX Corp.	9,170	666,042
Ricoh Co., Ltd.	51,000	648,176
Shin-Etsu Chemical Co., Ltd.	11,800	548,963
Sumitomo Mitsui Financial
Group, Inc.	27,000	762,229
THK Co., Ltd.	31,200	645,027

Total Japan common stocks		8,567,447

Luxembourg: 0.82%
ArcelorMittal	13,304	353,834

Netherlands: 2.80%
ASML Holding NV	19,414	533,137
ING Groep NV CVA*	90,348	670,787

Total Netherlands common stocks		1,203,924

Norway: 2.59%
Petroleum Geo-Services ASA*	35,600	297,153
Telenor ASA	64,800	813,794

Total Norway common stocks		1,110,947

Singapore: 2.23%
DBS Group Holdings Ltd.	50,000	484,810
Olam International Ltd.	258,000	472,424

Total Singapore common stocks		957,234

Spain: 1.24%
Banco Bilbao Vizcaya
Argentaria SA	51,422	530,494

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Switzerland: 5.32%
Credit Suisse Group AG	11,154	$419,209
Nobel Biocare Holding AG	18,144	310,104
Roche Holding AG	7,100	974,998
SGS SA	432	581,634

Total Switzerland common stocks		2,285,945

United Kingdom: 24.25%
Associated British Foods PLC	55,222	793,722
Barclays PLC	179,520	711,711
BP PLC	122,347	587,599
British Land Co. PLC, REIT	37,904	242,300
British Sky Broadcasting
Group PLC	53,241	555,311
Carnival PLC	13,166	421,999
Cobham PLC	96,217	303,274
GlaxoSmithKline PLC	49,158	833,089
Imperial Tobacco
Group PLC	19,411	541,223
Man Group PLC	142,909	472,766
Prudential PLC	79,995	599,571
Rio Tinto PLC	21,445	938,429
Sage Group PLC	163,352	558,974
Scottish & Southern
Energy PLC	39,905	661,533
	Shares	Value

Tullow Oil PLC	28,083	$418,316
Vodafone Group PLC	712,701	1,476,874
Wolseley PLC*	15,493	302,896

Total United Kingdom common stocks		10,419,587

Total common stocks
(cost $42,898,830)		41,817,034

Investment companies: 0.54%
iShares MSCI EAFE Index Fund
(cost $239,840)	5,000	232,550

Short-term investment: 0.36%
Investment company: 0.36%
UBS Cash Management Prime
Relationship Fund, 0.207%[1,2]
(cost $155,322)	155,322	155,322

Total investments: 98.23%
(cost $43,293,992)		42,204,906

Cash and other assets,
less liabilities: 1.77%		762,015

Net assets: 100.00%		$42,966,921

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,782,588
Gross unrealized depreciation	(4,871,674)

Net unrealized depreciation of investments	$(1,089,086)

*	Non-income producing security.
[1]	Investment in affiliated investment company. See notes to financial statements for additional information.
[2]	The rate shown reflects the yield at June 30, 2010.

ADR	American depositary receipt
CDI	Chess depositary interest
CVA	Dutch certification - depository certificate
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust

UBS International Equity Relationship Fund
Portfolio of investments

Forward foreign currency contracts
UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		date	(depreciation)

Canadian Dollar	365,000	USD	345,706	09/03/10	$2,974

Euro	380,000	CHF	521,890	09/03/10	19,918

Euro	1,290,000	USD	1,586,355	09/03/10	8,452

Euro	355,000	USD	423,650	09/03/10	(10,579)

Great Britain Pound	365,000	CHF	601,071	09/03/10	12,922

Great Britain Pound	2,315,000	USD	3,351,945	09/03/10	(106,897)

Hong Kong Dollar	1,580,000	USD	202,637	09/03/10	(354)

Hong Kong Dollar	1,655,000	USD	212,807	09/03/10	181

Japanese Yen	68,200,000	USD	756,018	09/03/10	(16,159)

Norwegian Krone	6,180,000	USD	942,684	09/03/10	(3,839)

United States Dollar	553,192	AUD	655,000	09/03/10	(5,985)

United States Dollar	699,308	CAD	740,000	09/03/10	(4,453)

United States Dollar	545,226	CHF	630,000	09/03/10	39,912

United States Dollar	357,428	DKK	2,170,000	09/03/10	(1,127)

United States Dollar	365,604	EUR	300,000	09/03/10	1,350

United States Dollar	333,508	ILS	1,295,000	09/03/10	(477)

United States Dollar	1,437,355	JPY	131,100,000	09/03/10	46,990

United States Dollar	2,461,264	SEK	19,440,000	09/03/10	31,852

United States Dollar	664,119	SGD	935,000	09/03/10	4,225

Net unrealized appreciation on forward foreign currency contracts					$18,906

Currency type abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	SEK	Swedish Krona
CHF	Swiss Franc	SGD	Singapore Dollar
DKK	Danish Krone	USD	United States Dollar
ILS	Israeli New Shekel

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$3,794,415	$38,022,619	$–	$41,817,034

Investment company	232,550	–	–	232,550

Short-term investment	–	155,322	–	155,322

Other financial instruments[1]	–	18,906	–	18,906

Total	$4,026,965	$38,196,847	$–	$42,223,812

[1]	Other financial instruments include forward foreign currency contracts.

See accompanying notes to financial statements.	41

UBS Small-Cap Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 4.04%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 1.95%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s meaningful out performance was driven mainly by security selection.

Portfolio performance summary
What worked

•	The Fund was overweight to the retailing sector due to several attractive individual stock selection opportunities within this group. Notably, shares of retailer Children’s Place were up strongly as the retailer continued with its turnaround under its new CEO. The company surprised the market by delivering both strong sales and profit margins.

•	Within the consumer services sector, Coinstar contributed to the Fund’s outperformance. Coinstar produces and places coin counting machines and DVD rental kiosks in supermarkets. The company’s shares benefited when it reached a settlement with the major movie studios to provide new DVDs at wholesale prices.

•	The Fund holds a significant weight to bank stocks, which were positive for performance. In particular, Zions Bancorp was a strong contributor during the six months. The Salt Lake City-based retail bank has a presence in the western United States. The company was thinly capitalized, but successfully issued new debt and equity to recapitalize itself. Credit losses are now stabilizing. However, we sold the position prior to the end of the review period.

What didn’t work

•	Within the financial sector, the Fund’s underweight to real estate stocks detracted from performance. This industry group weighting is our only deliberate top-down position. According to our research, small cap real estate investment trusts (REITs) are fairly valued. In spite of what our research was telling us, real estate-related stocks were strong performers during the six months. In keeping with our valuation discipline, we continue to limit our exposure to these stocks.

•	Several capital goods names were negative contributors to relative performance. Notably, MasTec, a contract construction company, and ESCO Technologies, a manufacturer of automated meter readers, both faced what we believe are temporary setbacks during the period.

	–	MasTec is involved in the construction of wind power, and suffered when contracts for new construction slowed. Shares of ESCO lagged when an expected contract to install smart meters for a major utility was delayed. We believe these companies are well-positioned to benefit from the alternative energy trend, and are attractively valued.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	4.04%	34.70%	1.79%	7.48%

Russell 2000 Index[1]	(1.95)%	21.48%	0.37%	3.00%

[1]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2010
% of net assets

AO Smith Corp.	2.2%
Tenneco, Inc.	2.0
PetSmart, Inc.	1.9
Children’s Place Retail Stores, Inc.	1.9
Bio-Rad Laboratories, Inc., Class A	1.8
Greatbatch, Inc.	1.8
Kansas City Southern	1.7
Aptargroup, Inc.	1.7
Hain Celestial Group, Inc.	1.6
Art Technology Group, Inc.	1.5

Total	18.1%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	2.29%
Air freight & logistics	1.35
Auto components	1.99
Capital markets	6.09
Chemicals	1.36
Commercial banks	6.34
Commercial services & supplies	1.75
Communications equipment	2.17
Construction & engineering	1.40
Containers & packaging	1.67
Distributors	1.47
Diversified consumer services	2.21
Electrical equipment	3.96
Electronic equipment, instruments & components	1.21
Energy equipment & services	4.26
Food products	2.27
Gas utilities	2.19
Health care equipment & supplies	5.45
Health care providers & services	4.98
Hotels, restaurants & leisure	3.65
Insurance	2.69
Internet software & services	4.23
IT services	0.63
Life sciences tools & services	1.86
Machinery	2.17
Media	2.49
Office electronics	0.46
Oil, gas & consumable fuels	1.95
Personal products	0.78
Professional services	1.00
Real estate investment trust (REIT)	0.81
Road & rail	2.72
Semiconductors & semiconductor equipment	0.87
Software	7.57
Specialty retail	4.90
Textiles, apparel & luxury goods	1.03
Trading companies & distributors	2.36

Total common stocks	96.58%

Short-term investment	1.53
Investment of cash collateral from securities loaned	3.36

Total investments	101.47%

Liabilities, in excess of cash and other assets	(1.47)

Net assets	100.00%

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 96.58%
Aerospace & defense: 2.29%
Aerovironment, Inc.*	44,700	$971,331
BE Aerospace, Inc.*	64,300	1,635,149

		2,606,480

Air freight & logistics: 1.35%
Hub Group, Inc., Class A*	51,200	1,536,512

Auto components: 1.99%
Tenneco, Inc.*	107,700	2,268,162

Capital markets: 6.09%
Apollo Investment Corp.	100,665	939,204
Evercore Partners, Inc., Class A1	64,500	1,506,075
Golub Capital BDC, Inc.[1]	85,100	1,227,142
Lazard Ltd., Class A	22,300	595,633
Och-Ziff Capital Management
Group LLC, Class A	99,900	1,257,741
PennantPark Investment Corp.	146,800	1,401,940

		6,927,735

Chemicals: 1.36%
Cytec Industries, Inc.	38,600	1,543,614

Commercial banks: 6.34%
Bank of Hawaii Corp.	26,500	1,281,275
City National Corp.	22,200	1,137,306
Cullen/Frost Bankers, Inc.	18,100	930,340
Prosperity Bancshares, Inc.	40,900	1,421,275
Webster Financial Corp.	66,500	1,193,010
Wilmington Trust Corp.	112,000	1,242,080

		7,205,286

Commercial services & supplies: 1.75%
InnerWorkings, Inc.*[1]	125,700	858,531
Interface, Inc., Class A	105,300	1,130,922

		1,989,453

Communications equipment: 2.17%
F5 Networks, Inc.*	20,900	1,433,113
Netgear, Inc.*	21,035	375,264
Polycom, Inc.*	22,300	664,317

		2,472,694

Construction & engineering: 1.40%
MasTec, Inc.*	169,600	1,594,240

Containers & packaging: 1.67%
Aptargroup, Inc.	50,200	1,898,564

Distributors: 1.47%
LKQ Corp.*	87,000	1,677,360
	Shares	Value

Diversified consumer services: 2.21%
Coinstar, Inc.*	20,900	$898,073
Weight Watchers International, Inc.	62,800	1,613,332

		2,511,405

Electrical equipment: 3.96%
AO Smith Corp.	51,200	2,467,328
Baldor Electric Co.	25,500	920,040
Regal-Beloit Corp.	20,100	1,121,178

		4,508,546

Electronic equipment, instruments & components: 1.21%
Rofin-Sinar Technologies, Inc.*	65,900	1,372,038

Energy equipment & services: 4.26%
Bristow Group, Inc.*	42,700	1,255,380
Dawson Geophysical Co.*	42,800	910,356
Dril-Quip, Inc.*	22,169	975,879
Tetra Technologies, Inc.*	187,300	1,700,684

		4,842,299

Food products: 2.27%
Hain Celestial Group, Inc.*	91,200	1,839,504
Seneca Foods Corp., Class A*	23,027	742,851

		2,582,355

Gas utilities: 2.19%
AGL Resources, Inc.	45,700	1,636,974
EQT Corp.	23,600	852,904

		2,489,878

Health care equipment & supplies: 5.45%
AngioDynamics, Inc.*	86,517	1,276,126
Cooper Cos., Inc.	39,700	1,579,663
Greatbatch, Inc.*	91,100	2,032,441
Integra LifeSciences
Holdings Corp.*	35,400	1,309,800

		6,198,030

Health care providers & services: 4.98%
Henry Schein, Inc.*	18,800	1,032,120
Owens & Minor, Inc.	52,950	1,502,721
Patterson Cos., Inc.	54,800	1,563,444
PSS World Medical, Inc.*	74,000	1,565,100

		5,663,385

Hotels, restaurants & leisure: 3.65%
Buffalo Wild Wings, Inc.*[1]	40,900	1,496,122
Life Time Fitness, Inc.*[1]	24,700	785,213

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

O’Charleys, Inc.*	97,400	$516,220
WMS Industries, Inc.*	34,600	1,358,050

		4,155,605

Insurance: 2.69%
SeaBright Holdings, Inc.	83,000	786,840
Tower Group, Inc.	54,300	1,169,079
Validus Holdings Ltd.	45,200	1,103,784

		3,059,703

Internet software & services: 4.23%
Art Technology Group, Inc.*	505,525	1,728,896
Digital River, Inc.*	67,400	1,611,534
ValueClick, Inc.*	137,700	1,472,013

		4,812,443

IT services: 0.63%
RightNow Technologies, Inc.*	45,800	718,602

Life sciences tools & services: 1.86%
Bio-Rad Laboratories, Inc., Class A*	24,400	2,110,356

Machinery: 2.17%
ESCO Technologies, Inc.	39,700	1,022,275
Pall Corp.	42,000	1,443,540

		2,465,815

Media: 2.49%
Cinemark Holdings, Inc.	127,700	1,679,255
ReachLocal, Inc.*[1]	88,600	1,149,142

		2,828,397

Office electronics: 0.46%
Zebra Technologies Corp., Class A*	20,500	520,085

Oil, gas & consumable fuels: 1.95%
Alpha Natural Resources, Inc.*	36,100	1,222,707
Comstock Resources, Inc.*	35,900	995,148

		2,217,855

Personal products: 0.78%
Prestige Brands Holdings, Inc.*	125,161	886,140

Professional services: 1.00%
Heidrick & Struggles International, Inc.	50,000	1,141,000

Real estate investment trust (REIT): 0.81%
Hudson Pacific Properties, Inc.*	53,400	921,150
	Shares	Value

Road & rail: 2.72%
Kansas City Southern*	53,800	$1,955,630
Knight Transportation, Inc.	56,100	1,135,464

		3,091,094

Semiconductors & semiconductor equipment: 0.87%
ON Semiconductor Corp.*	154,400	985,072

Software: 7.57%
ANSYS, Inc.*	20,300	823,571
Cadence Design Systems, Inc.*	222,900	1,290,591
Factset Research Systems, Inc.	9,300	623,007
Motricity, Inc.*[1]	69,100	608,080
NICE Systems Ltd. ADR*	36,500	930,385
Nuance Communications, Inc.*	90,700	1,355,965
Solera Holdings, Inc.	44,400	1,607,280
SS&C Technologies Holdings, Inc.*[1]	38,700	620,361
Websense, Inc.*	39,600	748,440

		8,607,680

Specialty retail: 4.90%
Children’s Place Retail Stores, Inc.*	47,800	2,104,156
PetSmart, Inc.	72,300	2,181,291
Vitamin Shoppe, Inc.*	50,181	1,287,143

		5,572,590

Textiles, apparel & luxury goods: 1.03%
True Religion Apparel, Inc.*	53,200	1,174,124

Trading companies & distributors: 2.36%
Beacon Roofing Supply, Inc.*	77,800	1,401,956
Interline Brands, Inc.*	74,100	1,281,189

		2,683,145

Total common stocks
(cost $100,434,391)		109,838,892

Short-term investment: 1.53%
Investment company: 1.53%
UBS Cash Management Prime
Relationship Fund, 0.207%[2,3]
(cost $1,745,690)	1,745,690	1,745,690

Investment of cash collateral from securities loaned: 3.36%
UBS Private Money Market
Fund LLC,0.010%[2,3]
(cost $3,817,025)	3,817,025	3,817,025

Total investments: 101.47%
(cost $105,997,106)		115,401,607

Liabilities, in excess of cash and
other assets: (1.47)%		(1,670,073)

Net assets: 100.00%		$113,731,534

UBS Small-Cap Equity Relationship Fund
Portfolio of investments
Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,580,363
Gross unrealized depreciation	(6,175,862)

Net unrealized appreciation of investments	$9,404,501

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2010.
[2]	Investment in affiliated investment company. See notes to financial statements for additional information.
[3]	The rate shown reflects the yield at June 30, 2010.

ADR American depositary receipt

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$109,838,892	$–	$–	$109,838,892

Short-term investment	–	1,745,690	–	1,745,690

Investment of cash collateral from
securities loaned	–	3,817,025	–	3,817,025

Total	$109,838,892	$5,562,715	$–	$115,401,607

See accompanying notes to financial statements.	47

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) declined 10.90%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 6.40%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s under performance was primarily due to stock selection.

Portfolio performance summary
What worked

•	Several individual stock positions were successful during the period.

	–	The Fund’s position in VMwareInc., a maker of virtualization software, was one of the largest contributors to Fund performance. The company continues to perform well following a big jump in first quarter sales. We believe there may be pent-up demand for its technology. (For details, see “Portfolio highlights.”)

	–	BorgWarner helped Fund performance during the period. The company manufactures and sells engineered automotive systems and components.

	–	Trucking company Paccar was another top performer for the Fund. (For details, see “Portfolio highlights.”)

•		An overweight to transportation stocks, and stock selection within the sector, helped Fund returns. Many transportation industry experts became more optimistic that the long-awaited economic recovery may get underway in the second half of 2010.

	–	The Fund’s positions in Southwest Airlines and Ryder System were successful, as well. Southwest managed its fuel costs efficiently, and has been able to retain its passengers and maintain its pricing power.

•		The Fund was overweight to media stocks, which contributed to returns during the period. We find very attractive valuations in this sector as we anticipate a potential change in capital discipline and a significant change in the balance of power in the industry.

	–	The Fund ownedComcast, a cable provider that we believe has strong content delivery capabilities. The company’s shares were up during the period. (For details, see “Portfolio highlights.”)

What didn’t work

•	Stock selection in the utilities sector hurt Fund performance. Economically sensitive sectors suffered during the second quarter which detracted from the Fund’s performance. In addition, the Fund’s overweight to the sector was a headwind. Decreased power demand in 2009, low natural gas prices, and increased pessimism among sell-side analysts focusing on the next 12 months have dampened returns in the utilities sector.

	–	Names such as Exelon and FirstEnergy detracted from relative returns. We find Exelon’s ability to generate cost savings attractive. In addition, we believe both companies will have an advantage when pending carbon legislation imposes a cap and trade system. Exelon and First Energy have less carbon exposure than their competitors, thus a lower cost base if a carbon emissions tax is imposed. We continue to hold the stocks. (For details, see “Portfolio highlights.”)

UBS U.S. Equity Alpha Relationship Fund

•	Several industry weights detracted from Fund performance.

	–	The Fund had underweight positions in food and beverage stocks and in staples, all of which performed well as the markets rewarded defensive names during the second quarter of 2010. The Fund’s short positions in Coca-Cola and Tyson Foods detracted as these stocks were up. The market has been very volatile since mid-April, and there are many concerns about the US economy. However, we do not believe that a double-dip recession is likely to occur. We no longer have a short position in Coca-Cola.

	–	Under weights to real estate and capital goods detracted, as well.

•	Other stock selection decisions that were negative included shorting NetFlix and Akamai Technologies.

	–	While we expect NetFlix to continue to increase cash flows through subscriber and revenue growth, we think that the company’s current valuation indicates much greater growth potential than we believe it will be able to realize.

	–	We expect that Akamai, which provides technology for mobile services platforms, will face significant competition in its industry, which has low barriers to entry. (For details, see “Portfolio highlights.”)

Portfolio highlights
•	The Fund’s position in VMware Inc. made a significant contribution to returns. VMware’s virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers. We believe VMware has a significant competitive advantage within its industry, but we felt that much of the company’s earnings growth has already been factored into the stock price. We sold the position before the end of the review period, now that the stock is trading close to our estimate of its fair value.

•	Paccar is one of the premier companies in the industrial space. We expect to see operating margins in the truck segment continue to improve. In addition, Paccar should benefit from the announcement that its new MX engine will be available in numerous Peterbilt models beginning this summer.

•	We expect Comcast to experience strong revenue growth as a result of increased penetration ofits bundled package of products consisting of digital video, data and telephone services. Comcast’s hybrid fiber coax network enables these products to be delivered over a single network and should provide meaningful operating leverage.

•	We believe Exelon will continue to realize sustainable cost savings through its cost management initiatives. In addition, USfederal carbon legislation is expected to be passed over the next four years, with implementation expected over the next five years. Exelon, with the nation’s largest nuclear fleet, is expected to be the largest beneficiary of this carbon legislation.

•	Shares of Akamai Technologies rose when the company announced that it had acquired substantially all of the assets of Velocitude, a mobile services platform. Despite this news, we expect increasing competition from Level 3 Communications, Limelight Networks, Verisign and Google to dampen Akamai’s share of industry growth. We expect this increase in competition to constrain Akamai’s pricing environment.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	(10.90)%	12.84%	(1.69)%

Russell 1000 Index[2]	(6.40)%	15.24%	(1.22)%

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top 10 equity holdings (unaudited)[1]
As of June 30, 2010
% of net assets

Exxon Mobil Corp.	4.0%
Comcast Corp., Class A	3.1
Apple, Inc.	3.1
Microsoft Corp.	3.1
PepsiCo, Inc.	3.0
Procter & Gamble Co.	3.0
Wells Fargo & Co.	3.0
JPMorgan Chase & Co.	3.0
AT&T, Inc.	2.5
Exelon Corp.	2.3

Total	30.1%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	3.66%
Air freight & logistics	1.65
Airlines	0.96
Auto components	2.08
Beverages	3.02
Biotechnology	2.86
Capital markets	2.46
Chemicals	2.50
Commercial banks	2.97
Communications equipment	1.70
Computers & peripherals	6.06
Containers & packaging	1.05
Diversified consumer services	2.15
Diversified financial services	4.89
Diversified telecommunication services	2.47
Electric utilities	5.87
Electronic equipment, instruments & components	0.61
Energy equipment & services	3.21
Food & staples retailing	2.17
Health care equipment & supplies	6.60
Health care providers & services	1.70
Hotels, restaurants & leisure	1.45
Household durables	1.74
Household products	3.02
Independent power producers & energy traders	0.42
Insurance	5.21
IT services	0.76
Machinery	6.39
Media	7.03
Multi-utilities	0.84
Oil, gas & consumable fuels	9.77
Personal products	1.44
Pharmaceuticals	5.93
Road & rail	1.53
Semiconductors & semiconductor equipment	4.99
Software	7.38
Specialty retail	3.44

Total common stocks	121.98%

Investment company
SPDR S&P 500 ETF Trust	0.82%
Short-term investment	1.26

Total investments before investments sold short	124.06%

Investments sold short
Common stocks
Aerospace & defense	(0.83)
Automobiles	(0.66)
Capital markets	(0.52)
Chemicals	(0.90)
Computers & peripherals	(0.83)
Diversified telecommunication services	(0.81)
Electronic equipment, instruments & components	(1.26)
Food products	(1.61)
Health care equipment & supplies	(0.51)
Health care providers & services	(0.77)
Insurance	(0.74)
Internet & catalog retail	(1.39)
Internet software & services	(1.14)
Machinery	(0.81)
Media	(0.51)
Multiline retail	(1.36)
Multi-utilities	(1.91)
Oil, gas & consumable fuels	(1.47)
Pharmaceuticals	(0.84)
Semiconductors & semiconductor equipment	(0.70)
Software	(0.76)
Specialty retail	(1.03)
Thrifts & mortgage finance	(0.57)
Trading companies & distributors	(0.65)
Water utilities	(1.20)

Total investments sold short	(23.78)%

Total investments, net of investments sold short	100.28
Liabilities, in excess of cash and other assets	(0.28)

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 121.98%
Aerospace & defense: 3.66%
General Dynamics Corp.[1]	91,800	$5,375,808
Raytheon Co.[1]	79,300	3,837,327

		9,213,135

Air freight & logistics: 1.65%
FedEx Corp.[1]	59,100	4,143,501

Airlines: 0.96%
Southwest Airlines Co.[1]	217,600	2,417,536

Auto components: 2.08%
BorgWarner, Inc.*[1]	140,400	5,242,536

Beverages: 3.02%
PepsiCo, Inc.[1]	124,700	7,600,465

Biotechnology: 2.86%
Amgen, Inc.*[1]	76,500	4,023,900
Genzyme Corp.*[1]	62,200	3,157,894

		7,181,794

Capital markets: 2.46%
Bank of New York Mellon Corp.[1]	172,295	4,253,964
Goldman Sachs Group, Inc.[1]	14,800	1,942,796

		6,196,760

Chemicals: 2.50%
Dow Chemical Co.[1]	135,000	3,202,200
Monsanto Co.[1]	66,700	3,082,874

		6,285,074

Commercial banks: 2.97%
Wells Fargo & Co.[1]	292,300	7,482,880

Communications equipment: 1.70%
QUALCOMM, Inc.[1]	130,200	4,275,768

Computers & peripherals: 6.06%
Apple, Inc.*[1]	31,200	7,847,736
Hewlett-Packard Co.[1]	123,600	5,349,408
Seagate Technology*[1]	156,500	2,040,760

		15,237,904

Containers & packaging: 1.05%
Ball Corp.[1]	50,100	2,646,783
	Shares	Value

Diversified consumer services: 2.15%
Apollo Group, Inc., Class A*[1]	59,400	$2,522,718
H&R Block, Inc.[1]	183,400	2,877,546

		5,400,264

Diversified financial services: 4.89%
Bank of America Corp.[1]	338,100	4,858,497
JPMorgan Chase & Co.[1]	203,200	7,439,152

		12,297,649

Diversified telecommunication services: 2.47%
AT&T, Inc.[1]	257,100	6,219,249

Electric utilities: 5.87%
American Electric Power Co., Inc.[1]	157,800	5,096,940
Exelon Corp.[1]	154,900	5,881,553
FirstEnergy Corp.[1]	107,200	3,776,656

		14,755,149

Electronic equipment, instruments & components: 0.61%
Arrow Electronics, Inc.*[1]	69,100	1,544,385

Energy equipment & services: 3.21%
Baker Hughes, Inc.[1]	104,500	4,344,065
Noble Corp.*[1]	121,000	3,740,110

		8,084,175

Food & staples retailing: 2.17%
Kroger Co.[1]	277,300	5,460,037

Health care equipment & supplies: 6.60%
Baxter International, Inc.[1]	61,500	2,499,360
Boston Scientific Corp.*[1]	289,000	1,676,200
Covidien PLC[1]	137,500	5,524,750
Medtronic, Inc.[1]	119,500	4,334,265
Zimmer Holdings, Inc.*[1]	47,500	2,567,375

		16,601,950

Health care providers & services: 1.70%
UnitedHealth Group, Inc.[1]	150,900	4,285,560

Hotels, restaurants & leisure: 1.45%
Carnival Corp.[1]	120,900	3,656,016

Household durables: 1.74%
Fortune Brands, Inc.[1]	111,900	4,384,242

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Household products: 3.02%
Procter & Gamble Co.[1]	126,600	$7,593,468

Independent power producers & energy traders: 0.42%
Dynegy, Inc., Class A*[1]	276,640	1,065,064

Insurance: 5.21%
ACE Ltd.[1]	55,000	2,831,400
Aflac, Inc.[1]	94,000	4,010,980
MetLife, Inc.[1]	86,700	3,273,792
Principal Financial Group, Inc.[1]	128,100	3,002,664

		13,118,836

IT services: 0.76%
Visa, Inc., Class A1	26,900	1,903,175

Machinery: 6.39%
Dover Corp.[1]	77,800	3,251,262
Illinois Tool Works, Inc.[1]	116,900	4,825,632
PACCAR, Inc.[1]	102,900	4,102,623
Pall Corp.[1]	113,300	3,894,121

		16,073,638

Media: 7.03%
Comcast Corp., Class A1	453,600	7,879,032
Interpublic Group of Cos., Inc.*[1]	406,000	2,894,780
Time Warner, Inc.[1]	152,300	4,402,993
Viacom, Inc., Class B1	79,900	2,506,463

		17,683,268

Multi-utilities: 0.84%
MDU Resources Group, Inc.[1]	116,900	2,107,707

Oil, gas & consumable fuels: 9.77%
Anadarko Petroleum Corp.	34,200	1,234,278
EOG Resources, Inc.[1]	20,500	2,016,585
Exxon Mobil Corp.[1]	177,800	10,147,046
Hess Corp.[1]	43,400	2,184,756
Marathon Oil Corp.[1]	88,500	2,751,465
Peabody Energy Corp.[1]	55,400	2,167,802
Ultra Petroleum Corp.*[1]	92,200	4,079,850

		24,581,782

Personal products: 1.44%
Avon Products, Inc.[1]	136,800	3,625,200
	Shares	Value

Pharmaceuticals: 5.93%
Allergan, Inc.[1]	73,600	$4,287,936
Johnson & Johnson[1]	90,500	5,344,930
Merck & Co., Inc.[1]	151,300	5,290,961

		14,923,827

Road & rail: 1.53%
Ryder System, Inc.[1]	95,600	3,845,988

Semiconductors & semiconductor equipment: 4.99%
Applied Materials, Inc.[1]	263,200	3,163,664
Broadcom Corp., Class A1	103,000	3,395,910
Intersil Corp., Class A1	181,200	2,194,332
Marvell Technology Group Ltd.*[1]	96,300	1,517,688
National Semiconductor Corp.[1]	169,500	2,281,470

		12,553,064

Software: 7.38%
Autodesk, Inc.*[1]	169,800	4,136,328
Intuit, Inc.*[1]	123,800	4,304,526
Microsoft Corp.[1]	334,600	7,699,146
Symantec Corp.*[1]	175,000	2,429,000

		18,569,000

Specialty retail: 3.44%
GameStop Corp., Class A*[1]	154,800	2,908,692
Home Depot, Inc.[1]	67,300	1,889,111
Lowe’s Cos., Inc.[1]	188,200	3,843,044

		8,640,847

Total common stocks
(cost $315,459,224)		306,897,676

Investment company: 0.82%
SPDR S&P 500 ETF Trust
(cost $2,227,180)	20,000	2,064,400

Short-term investment: 1.26%
Investment company: 1.26%
UBS Cash Management Prime
Relationship Fund, 0.207%[2,3]
(cost $3,180,300)	3,180,300	3,180,300

Total investments before
investments sold short: 124.06%
(cost $320,866,704)		312,142,376

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Investments sold short: (23.78)%
Common stocks: (23.78)%
Aerospace & defense: (0.83)%
Goodrich Corp.	(31,700)	$(2,100,125)

Automobiles: (0.66)%
Ford Motor Co.	(164,700)	(1,660,176)

Capital markets: (0.52)%
Northern Trust Corp.	(27,900)	(1,302,930)

Chemicals: (0.90)%
Sherwin-Williams Co.	(32,600)	(2,255,594)

Computers & peripherals: (0.83)%
EMC Corp.	(55,600)	(1,017,480)
NetApp, Inc.	(29,000)	(1,081,990)

		(2,099,470)

Diversified telecommunication services: (0.81)%
Qwest Communications
International, Inc.	(389,100)	(2,042,775)

Electronic equipment, instruments & components: (1.26)%
Avnet, Inc.	(66,300)	(1,598,493)
Corning, Inc.	(97,100)	(1,568,165)

		(3,166,658)

Food products: (1.61)%
Sara Lee Corp.	(148,700)	(2,096,670)
Tyson Foods, Inc., Class A	(119,200)	(1,953,688)

		(4,050,358)

Health care equipment & supplies: (0.51)%
Intuitive Surgical, Inc.	(4,100)	(1,294,042)

Health care providers & services: (0.77)%
Amedisys, Inc.	(44,000)	(1,934,680)

Insurance: (0.74)%
Travelers Cos., Inc.	(38,000)	(1,871,500)

Internet & catalog retail: (1.39)%
NetFlix, Inc.	(32,100)	(3,487,665)

Internet software & services: (1.14)%
Akamai Technologies, Inc.	(70,700)	(2,868,299)

Machinery: (0.81)%
Ingersoll-Rand PLC	(59,100)	(2,038,359)

Media: (0.51)%
Lamar Advertising Co., Class A	(52,600)	(1,289,752)
	Shares	Value

Multiline retail: (1.36)%
Dollar General Corp.	(75,800)	$(2,088,290)
Sears Holdings Corp.	(20,600)	(1,331,790)

		(3,420,080)

Multi-utilities: (1.91)%
Consolidated Edison, Inc.	(46,400)	(1,999,840)
Integrys Energy Group, Inc.	(39,300)	(1,718,982)
NSTAR	(31,300)	(1,095,500)

		(4,814,322)

Oil, gas & consumable fuels: (1.47)%
Occidental Petroleum Corp.	(23,800)	(1,836,170)
Pioneer Natural Resources Co.	(31,300)	(1,860,785)

		(3,696,955)

Pharmaceuticals: (0.84)%
Eli Lilly & Co.	(62,800)	(2,103,800)

Semiconductors & semiconductor equipment: (0.70)%
Novellus Systems, Inc.	(69,000)	(1,749,840)

Software: (0.76)%
BMC Software, Inc.	(55,600)	(1,925,428)

Specialty retail: (1.03)%
Best Buy Co., Inc.	(23,100)	(782,166)
O’Reilly Automotive, Inc.	(37,900)	(1,802,524)

		(2,584,690)

Thrifts & mortgage finance: (0.57)%
Hudson City Bancorp, Inc.	(117,300)	(1,435,752)

Trading companies & distributors: (0.65)%
WW Grainger, Inc.	(16,400)	(1,630,980)

Water utilities: (1.20)%
American Water Works Co., Inc.	(74,500)	(1,534,700)
Aqua America, Inc.	(83,700)	(1,479,816)

		(3,014,516)

Total investments sold short
(proceeds $54,181,812)		(59,838,746)

Total investments, net of investments
sold short: 100.28%		252,303,630

Liabilities, in excess of cash and
other assets: (0.28)%		(700,998)

Net assets: 100.00%		$251,602,632

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes before investments sold short was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$17,658,916
Gross unrealized depreciation	(26,383,244)

Net unrealized depreciation of investments	$(8,724,328)

*	Non-income producing security.
[1]	All or a portion of these securities have been segregated to cover open short positions.
[2]	Investment in affiliated investment company. See notes to financial statements for additional information.
[3]	The rate shown reflects the yield at June 30, 2010.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$306,897,676	$–	$–	$306,897,676

Common stocks sold short	(59,838,746)	–	–	(59,838,746)

Investment company	2,064,400	–	–	2,064,400

Short-term investment	–	3,180,300	–	3,180,300

Total	$249,123,330	$3,180,300	$–	$252,303,630

56	See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) declined 7.69%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 6.40%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Most of the Fund’s underperformance occurred in May and June, and was due to stock selection.

Portfolio performance summary
What worked

•	Several technology stock positions were successful during the period.

	–	The Fund’s position in VMwareInc., a maker of virtualization software, was one of the largest contributors to Fund performance. The company continues to perform well following a big jump in first quarter sales. We believe there may be pent up demand for its technology. (For details, see “Portfolio highlights.”)

	–	Apple was positive for performance during the period. While Apple’s market share may not be considered significant, the company’s “profit share” is much higher than that of its competitors in almost all of Apple’s product lines. For example, Apple has an impressive profit share of almost 50% in MP3 players, personal computers and smart phones. Apple continues to execute well, and its shares have been strong as a result.

	–	The Fund held Intuit, which contributed to Fund returns. The company’s software products, Quicken and Turbo Tax, benefited from the increased cost-sensitivity of “do it yourself” consumers.

•		An overweight to transportation stocks helped Fund returns. Many transportation industry experts became more optimistic that the long-awaited economic recovery may get underway in the second half of 2010.

	–	The Fund’s position in Southwest Airlines performed well during the period. Southwest managed its fuel costs efficiently, and has been able to retain its passengers and maintain its pricing power.

•		The Fund’s holding in Paccar was positive for performance. While stock selection within the capital goods sector detracted slightly during the period, the Fund’s position in Paccar was a very large contributor. (For details, see “Portfolio highlights.”)

•		The Fund was overweight to media stocks, which contributed to returns during the period. We find very attractive valuations in this sector as we anticipate a potential sea change in capital discipline and a significant change in the balance of power in the industry.

	–	The Fund owned Comcast, a cable provider that we believe has strong content delivery capabilities. The company’s shares were up during the period. (For details, see “Portfolio highlights.”)

What didn’t work

•		Stock selection in the utilities sector hurt Fund performance as economically sensitive sectors suffered during the second quarter. In addition, the Fund’s overweight to the sector was a headwind. Decreased

UBS U.S. Large Cap Equity Relationship Fund

power demand in 2009, low natural gas prices, and increased pessimism among sell-side analysts focusing on the next 12 months have dampened returns in the utilities sector.

	–	Exelon detracted from relative returns. We believe that Exelon is able to generate cost savings and will have an advantage over its competitors when pending carbon legislation imposes a cap and trade system. Also, Exelon has less carbon exposure than its competitors, thus a lower cost base if a carbon emissions tax is imposed. We continue to hold the stock. (For details, see “Portfolio highlights.”)

•	Several industry weights detracted from Fund performance.

	–	The Fund had underweight positions in food and beverage stocks, which performed well, as the markets rewarded defensive names during the second quarter. The market has been very volatile since mid-April, and there are many concerns about the US economy. However, we do not believe that a double-dip recession is likely to occur.

	–	Under weights to real estate and retail stocks detracted, as well. We believe the market has become too optimistic on retailers, and may be in for a surprise as sales come back and competition heats up. Retailers have cut costs to a point where sales dollar increases may not support them, and they will most likely need to start spending again to generate additional sales. We have looked for better opportunities in other sectors.

•	Other negative stock selection decisions included Monsanto and Microsoft.

	–	Monsanto manufactures chemicals for destroying weeds, and also sells agricultural supplies, such as seeds. Though the company’s shares underperformed, we believe it is well-positioned in its industry. We continue to hold the stock. (For details, see “Portfolio highlights.”)

	–	The Fund’s position in Microsoft detracted from performance during the six-month period. We have confidence in Microsoft, and continue to hold the stock. (For details, see “Portfolio highlights.”)

Portfolio highlights
•		The Fund’s position in VMware Inc. made a significant contribution to returns. VMware’s virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers. We believe VMware has a significant competitive advantage within its industry.

•		Paccar is one of the premier companies in the industrial space. We expect to see operating margins in the truck segment continue to improve, which will help the company’s performance. In addition, Paccar should benefit from the announcement that its new MX engine will be available in numerous Peterbilt models beginning this summer.

•		We expect Comcast to experience strong revenue growth as a result of increased penetration ofits bundled package of products consisting of digital video, data and telephone services. Comcast’s hybrid fiber coax network enables these products to be delivered over a singlenetwork and should provide meaningful operating leverage.

•		We believe Exelon will continue to realize sustainable cost savings through its cost management initiatives. In addition, USfederal carbon legislation is expected to be passed over the next four years, with implementation

UBS U.S. Large Cap Equity Relationship Fund

expected over the next five years. Exelon, with the nation’s largest nuclear fleet, is expected to be the largest beneficiary of this carbon legislation.

•	Monsanto has under performed due to current challenges in the company’s herbicide business (RoundUp) and the perception of future problems in the company’s primary value engine, the seeds and traits segment. (The seeds and traits segment refers to seed products offered to farmers designed to produce higher yielding plants) There has been oversupply by generic producers in China and elsewhere, who are selling below cash cost. We believe that in the longer term, Monsanto will be able to leverage its technology lead to create significant value via increased crop yields, decreased farming costs and increased farming convenience.

•	Microsoft’s performance was poor during the review period, largely due to exposure to the euro zone across its core businesses. There seems to be fear that a speed bump in PC sales will directly impact the traction of Windows 7, and could defer rollouts. We do not expect existing rollout plans to be cancelled or meaningfully deferred unless Europe sees a significant relapse into recession. Microsoft plans major product launches over the next two years, including Windows 7 and Office 2010. We believe there will be a major tailwind for these product categories based on the demand for IT capital among enterprise customers. A new CFO appears highly committed to preserving the cost cutting that Microsoft undertook during the recession, which could produce profitability levels greater than what the market anticipates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS U.S. Large Cap Equity Relationship Fund	(7.69)%	15.85%	(1.08)%	3.22%

Russell 1000 Index[1]	(6.40)%	15.24%	(0.55)%	(1.22)%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2010
% of net assets

Exxon Mobil Corp.	3.1%
Apple, Inc.	3.1
Microsoft Corp.	2.9
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.5
Wells Fargo & Co.	2.5
Johnson & Johnson	2.4
PepsiCo, Inc.	2.2
AT&T, Inc.	2.1
Procter & Gamble Co.	2.1

Total	25.5%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	2.98%
Air freight & logistics	1.60
Airlines	0.93
Auto components	1.07
Beverages	2.17
Biotechnology	2.41
Capital markets	1.93
Chemicals	2.12
Commercial banks	2.48
Communications equipment	1.32
Computers & peripherals	5.71
Containers & packaging	1.04
Diversified consumer services	1.60
Diversified financial services	4.64
Diversified telecommunication services	2.11
Electric utilities	4.76
Energy equipment & services	2.70
Food & staples retailing	1.04
Health care equipment & supplies	4.34
Health care providers & services	1.81
Hotels, restaurants & leisure	1.38
Household durables	1.79
Household products	2.05
Insurance	4.30
IT services	0.46
Machinery	4.43
Media	5.97
Oil, gas & consumable fuels	8.48
Personal products	1.51
Pharmaceuticals	5.58
Road & rail	0.91
Semiconductors & semiconductor equipment	3.63
Software	6.87
Specialty retail	2.14

Total common stocks	98.26%

Short-term investment	1.47

Total investments	99.73%

Cash and other assets, less liabilities	0.27

Net assets	100.00%

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 98.26%
Aerospace & defense: 2.98%
General Dynamics Corp.	18,600	$1,089,216
Raytheon Co.	11,300	546,807

		1,636,023

Air freight & logistics: 1.60%
FedEx Corp.	12,500	876,375

Airlines: 0.93%
Southwest Airlines Co.	46,000	511,060

Auto components: 1.07%
BorgWarner, Inc.*	15,800	589,972

Beverages: 2.17%
PepsiCo, Inc.	19,500	1,188,525

Biotechnology: 2.41%
Amgen, Inc.*	12,100	636,460
Genzyme Corp.*	13,500	685,395

		1,321,855

Capital markets: 1.93%
Bank of New York Mellon Corp.	25,900	639,471
Goldman Sachs Group, Inc.	3,200	420,064

		1,059,535

Chemicals: 2.12%
Dow Chemical Co.	26,800	635,696
Monsanto Co.	11,400	526,908

		1,162,604

Commercial banks: 2.48%
Wells Fargo & Co.	53,200	1,361,920

Communications equipment: 1.32%
QUALCOMM, Inc.	22,100	725,764

Computers & peripherals: 5.71%
Apple, Inc.*	6,700	1,685,251
Hewlett-Packard Co.	24,600	1,064,688
Seagate Technology*	29,600	385,984

		3,135,923

Containers & packaging: 1.04%
Ball Corp.	10,800	570,564

Diversified consumer services: 1.60%
Apollo Group, Inc., Class A*	11,500	488,405
H&R Block, Inc.	24,900	390,681

		879,086
	Shares	Value

Diversified financial services: 4.64%
Bank of America Corp.	77,000	$1,106,490
JPMorgan Chase & Co.	39,400	1,442,434

		2,548,924

Diversified telecommunication services: 2.11%
AT&T, Inc.	47,900	1,158,701

Electric utilities: 4.76%
American Electric Power Co., Inc.	31,500	1,017,450
Exelon Corp.	26,400	1,002,408
FirstEnergy Corp.	16,900	595,387

		2,615,245

Energy equipment & services: 2.70%
Baker Hughes, Inc.	20,000	831,400
Noble Corp.*	21,100	652,201

		1,483,601

Food & staples retailing: 1.04%
Kroger Co.	28,900	569,041

Health care equipment & supplies: 4.34%
Baxter International, Inc.	12,300	499,872
Boston Scientific Corp.*	44,500	258,100
Covidien PLC	23,700	952,266
Medtronic, Inc.	18,600	674,622

		2,384,860

Health care providers & services: 1.81%
UnitedHealth Group, Inc.	21,800	619,120
WellPoint, Inc.*	7,700	376,761

		995,881

Hotels, restaurants & leisure: 1.38%
Carnival Corp.	25,100	759,024

Household durables: 1.79%
Fortune Brands, Inc.	25,100	983,418

Household products: 2.05%
Procter & Gamble Co.	18,800	1,127,624

Insurance: 4.30%
ACE Ltd.	9,800	504,504
Aflac, Inc.	16,700	712,589
MetLife, Inc.	15,900	600,384
Principal Financial Group, Inc.	23,200	543,808

		2,361,285

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

IT services: 0.46%
Visa, Inc., Class A	3,600	$254,700

Machinery: 4.43%
Illinois Tool Works, Inc.	23,600	974,208
PACCAR, Inc.	22,250	887,108
Pall Corp.	16,600	570,542

		2,431,858

Media: 5.97%
Comcast Corp., Class A	80,100	1,391,337
Interpublic Group of Cos., Inc.*	79,700	568,261
Time Warner, Inc.	23,000	664,930
Viacom, Inc., Class B	20,900	655,633

		3,280,161

Oil, gas & consumable fuels: 8.48%
Anadarko Petroleum Corp.	6,900	249,021
EOG Resources, Inc.	2,400	236,088
Exxon Mobil Corp.	29,700	1,694,979
Hess Corp.	12,200	614,148
Marathon Oil Corp.	21,200	659,108
Peabody Energy Corp.	11,100	434,343
Ultra Petroleum Corp.*	17,300	765,525

		4,653,212

Personal products: 1.51%
Avon Products, Inc.	31,200	826,800

Pharmaceuticals: 5.58%
Allergan, Inc.	15,100	879,726
Johnson & Johnson	21,900	1,293,414
Merck & Co., Inc.	25,400	888,238

		3,061,378

Road & rail: 0.91%
Ryder System, Inc.	12,400	498,852
	Shares	Value

Semiconductors & semiconductor
equipment: 3.63%
Applied Materials, Inc.	29,500	$354,590
Broadcom Corp., Class A	16,800	553,896
Intersil Corp., Class A	19,500	236,145
Marvell Technology Group Ltd.*	27,600	434,976
National Semiconductor Corp.	30,700	413,222

		1,992,829

Software: 6.87%
Autodesk, Inc.*	28,200	686,952
Intuit, Inc.*	26,600	924,882
Microsoft Corp.	68,900	1,585,389
VMware, Inc., Class A*	9,200	575,828

		3,773,051

Specialty retail: 2.14%
GameStop Corp., Class A*	24,000	450,960
Lowe’s Cos., Inc.	35,400	722,868

		1,173,828

Total common stocks
(cost $54,642,779)		53,953,479

Short-term investment: 1.47%
Investment company: 1.47%
UBS Cash Management Prime
Relationship Fund, 0.207%[1,2]
(cost $805,705)	805,705	805,705

Total investments: 99.73%
(cost $55,448,484)		54,759,184

Cash and other assets, less liabilities—0.27%		146,131

Net assets: 100.00%		$54,905,315

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,328,195
Gross unrealized depreciation	(5,017,495)

Net unrealized depreciation of investments	$(689,300)

*	Non-income producing security.
[1]	Investment in affiliated investment company. See notes to financial statements for additional information.
[2]	The rate shown reflects the yield at June 30, 2010.

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments
The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$53,953,479	$—	$—	$53,953,479

Short-term investment	—	805,705	—	805,705

Total	$53,953,479	$805,705	$—	$54,759,184

64	See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio performance
For the six months ended June 30, 2010, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) declined 9.80%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), declined 7.65%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund underperformed due primarily to stock selection.

Portfolio performance summary What worked

•	Stock selection in the materials sector contributed positively to performance.

	–	Chemical company Sherwin-Williams manufactures paint. The company posted earnings that were above expectations, and has experienced strong growth. (For details, see “Portfolio highlights.”)

	–	The Fund avoided several metals stocks that were held in the benchmark. As these stocks declined, it enhanced the Fund’s relative performance.

•	The Fund owned several names within the industrials sector that made positive contributions to relative returns.

	–	Union Pacific is a leading US railroad company that benefited from an increase incargo volumes given increased manufacturing in the US and globally. The company’s stock was up during the six months. (For details, see “Portfolio highlights.”)

	–	Shares of Parker Hannifin, which provides services for manufacturing companies, traded higher during the period. Investors expect that the global recovery will benefit the company. (For details, see “Portfolio highlights.”)

•	Several of the Fund’s allocation decisions contributed positively.

	–	The Fund held a small cash position, which benefited relative returns as the market declined over 7% during the period.

	–	An overweight to consumer discretionary stocks was positive, as well.

What didn’t work

•	Several information technology names detracted from performance during the period.

	–	Google had difficulty during the period due to headwinds from concerns about the company’s operations in China. The uncertainty was resolved when Google announced that it would continue to do business there. We believe Google is the long-term dominant player inInternet advertising. In addition, we do not expect China to have a significant impact on Google’s earnings in the immediate future. We continue to hold the stock.

UBS U.S. Large Cap Growth Equity Relationship Fund
	–	Shares of MasterCard and Visa suffered during the six months. The two credit and debit card providers trade similarly, and were both affected by concerns about the impact of regulatory reform on the industry. In particular, the potential for regulation of interchange fees was a drag on the stock price of both companies. (An interchange fee is a fee that a merchant’s bank pays a customer’s bank when merchants accept cards using card networks for purchases.) With the passage of the reform bill, we expect share prices to recover, and we still hold both names in the Fund.

•	Within the consumer discretionary group, several of the Fund’s holdings disappointed.

	–	Amazon.com, the largest online retailer in the US and globally, traded lower because of investors’ fears about the economy. (For details, see “Portfolio highlights.”)

	–	Slot machine and video poker machine manufacturer International Game Technology hindered relative performance, as well. The stock declined based on concerns that casinos would respond to a weak economy by reducing the rate at which they were expected to refresh their stock of gaming machines. (For details, see “Portfolio highlights.”)

Portfolio highlights

•	Union Pacific is the largest railroad companyin North America, and the leading western US railroad. Its stock price appreciated due to improving volumes and increased confidence that robust pricing will be realized. We believe the company is likely to realize meaningful operating leverage (a measure of how revenue growth translates into growth in operating income) due to continued improving volumes. In addition, Union Pacific’s pricing should remain robust, with a boost from legacy contract re-pricing providing meaningful pricing support in 2010 and 2011.

•	Sherwin Williams is a specialty chemicals company that manufactures and distributes architectural paints and industrial coatings. The stock outperformed after the company announced better-than-expected earnings in the second quarter, and gave guidance that was above expectations. While we believe that the US housing market may take longer to recover, Sherwin Williams is a best-in-class retail operator with a direct distribution model that provides a unique competitive advantage.

•	Parker Hannifin is the world’s largest manufacturer of motion and control products. The company’s broad mix of end market exposure and short lead time products, as well as its global footprint, position it well for a rebound in global industrial activity. Parker Hannifin’s order rates are starting toaccelerate after the sharp global downturn in industrial utilization last year. The stock outperformed in the first quarter of 2010 as investors gained confidence in the industrial recovery, and Parker Hannifin’s order rates and guidance continued to rise. We believe the stock is well-positioned to outperform.

•	International Gaming Technology (“IGT”), the largest manufacturer of gaming machines and systems to the global gaming industry, under performed during the period due to a decrease in confidence by investors about the timing of a rebound in the industry replacement cycle. Nonetheless, IGT is, in our view, positioned to benefit from an increase in spending by casinos after a period of material under investment. In addition, several state legislators are looking to fund budget gaps by increasing the number of gaming sites or by legalizing gambling in certain states. This expansion of gambling is another development that should be positive for IGT.

UBS U.S. Large Cap Growth Equity Relationship Fund
•	Shares of Amazon.com declined due in part to concerns about threats to the company’s media revenues from the Apple iPad. We believe, however, that Amazon can look forward to increased volumes from new category introductions, new customer accounts, new third party retailers and geographic expansion. In addition, our research indicates that the company can most likely maintain above-average growth for a period of several years.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Growth Equity Relationship Fund
Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	Inception[1]

UBS U.S. Large Cap Growth Equity Relationship Fund	(9.80)%	14.87%	1.02%

Russell 1000 Growth Index[2]	(7.65)%	13.62%	(0.61)%

[1]	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.
[2]	The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2010
% of net assets

Apple, Inc.	7.4%
Google, Inc., Class A	4.3
McDonald’s Corp.	3.7
Allergan, Inc.	3.7
Amazon.com, Inc.	3.5
Cisco Systems, Inc.	3.5
QUALCOMM, Inc.	3.2
MasterCard, Inc., Class A	3.0
Covidien PLC	2.8
Express Scripts, Inc.	2.7

Total	37.8%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	2.51%
Biotechnology	1.56
Capital markets	2.85
Chemicals	4.26
Communications equipment	7.64
Computers & peripherals	9.96
Diversified consumer services	0.78
Diversified financial services	3.27
Electrical equipment	1.76
Energy equipment & services	0.94
Food products	3.83
Health care equipment & supplies	4.43
Health care providers & services	4.84
Hotels, restaurants & leisure	5.87
Household products	1.60
Internet & catalog retail	5.22
Internet software & services	4.28
IT services	5.72
Machinery	2.97
Media	2.13
Oil, gas & consumable fuels	5.17
Pharmaceuticals	3.66
Professional services	1.41
Road & rail	2.35
Software	3.33
Specialty retail	1.37
Textiles, apparel & luxury goods	0.99
Wireless telecommunication services	2.61

Total common stocks	97.31%

Short-term investment	3.56

Total investments	100.87%

Liabilities, in excess of cash and other assets	(0.87)

Net assets	100.00%

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Common stocks: 97.31%
Aerospace & defense: 2.51%
United Technologies Corp.	41,400	$$2,687,274

Biotechnology: 1.56%
Amgen, Inc.*	31,700	1,667,420

Capital markets: 2.85%
BlackRock, Inc.	10,500	1,505,700
Goldman Sachs Group, Inc.	11,800	1,548,986

		3,054,686

Chemicals: 4.26%
Praxair, Inc.	30,000	2,279,700
Sherwin-Williams Co.	33,000	2,283,270

		4,562,970

Communications equipment: 7.64%
Cisco Systems, Inc.*	175,900	3,748,429
Juniper Networks, Inc.*	45,200	1,031,464
QUALCOMM, Inc.	103,500	3,398,940

		8,178,833

Computers & peripherals: 9.96%
Apple, Inc.*	31,500	7,923,195
EMC Corp.*	90,300	1,652,490
Teradata Corp.*	35,500	1,082,040

		10,657,725

Diversified consumer services: 0.78%
Apollo Group, Inc., Class A*	19,700	836,659

Diversified financial services: 3.27%
CME Group, Inc.	6,000	1,689,300
IntercontinentalExchange, Inc.*	16,000	1,808,480

		3,497,780

Electrical equipment: 1.76%
Rockwell Automation, Inc.	16,000	785,440
Roper Industries, Inc.	19,600	1,096,816

		1,882,256

Energy equipment & services: 0.94%
Baker Hughes, Inc.	24,100	1,001,837

Food products: 3.83%
General Mills, Inc.	44,000	1,562,880
Kellogg Co.	50,500	2,540,150

		4,103,030
	Shares	Value

Health care equipment & supplies: 4.43%
Covidien PLC	75,400	$$3,029,572
Zimmer Holdings, Inc.*	31,700	1,713,385

		4,742,957

Health care providers & services: 4.84%
Express Scripts, Inc.*	61,300	2,882,326
Medco Health Solutions, Inc.*	41,700	2,296,836

		5,179,162

Hotels, restaurants & leisure: 5.87%
International Game
Technology	145,400	2,282,780
McDonald’s Corp.	60,700	3,998,309

		6,281,089

Household products: 1.60%
Colgate-Palmolive Co.	21,800	1,716,968

Internet & catalog retail: 5.22%
Amazon.com, Inc.*	34,700	3,791,322
Priceline.com, Inc.*	10,200	1,800,708

		5,592,030

Internet software & services: 4.28%
Google, Inc., Class A*	10,300	4,582,985

IT services: 5.72%
MasterCard, Inc., Class A	16,251	3,242,562
Visa, Inc., Class A	40,705	2,879,879

		6,122,441

Machinery: 2.97%
Illinois Tool Works, Inc.	47,500	1,960,800
Parker Hannifin Corp.	22,000	1,220,120

		3,180,920

Media: 2.13%
Comcast Corp., Class A	52,700	915,399
Discovery Communications,
Inc., Class A*	38,100	1,360,551

		2,275,950

Oil, gas & consumable fuels: 5.17%
Concho Resources, Inc.*	14,000	774,620
EOG Resources, Inc.	10,300	1,013,211
Occidental Petroleum Corp.	14,300	1,103,245
Southwestern Energy Co.*	53,300	2,059,512
Suncor Energy, Inc.	19,700	579,968

		5,530,556

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Shares	Value

Pharmaceuticals: 3.66%
Allergan, Inc.	67,300	$3,920,898

Professional services: 1.41%
Verisk Analytics, Inc.,
Class A*	50,500	1,509,950

Road & rail: 2.35%
Union Pacific Corp.	36,200	2,516,262

Software: 3.33%
Oracle Corp.	123,900	2,658,894
Red Hat, Inc.*	31,200	902,928

		3,561,822

Specialty retail: 1.37%
CarMax, Inc.*	28,800	573,120
Lowe’s Cos., Inc.	43,800	894,396

		1,467,516

Textiles, apparel & luxury goods: 0.99%
NIKE, Inc., Class B	15,700	1,060,535

Wireless telecommunication services: 2.61%
Crown Castle International Corp.*	75,100	2,798,226

Total common stocks
(cost $102,031,685)		104,170,737
	Shares	Value

Short-term investment: 3.56%
Investment company: 3.56%
UBS Cash Management Prime
Relationship Fund,
0.207%[1,2]
(cost $3,815,870)	3,815,870	$3,815,870

Total investments: 100.87%
(cost $105,847,555)		107,986,607

Liabilities, in excess of cash and
other assets: (0.87)%		(933,565)

Net assets: 100.00%		$107,053,042

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,820,206
Gross unrealized depreciation	(5,681,154)

Net unrealized appreciationof investments	$2,139,052

*	Non-income producing security.
[1]	Investment in affiliated investment company. See notes to financial statements for additional information.
[2]	The rate shown reflects the yield at June 30, 2010.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$104,170,737	$–	$–	$104,170,737

Short-term investment	–	3,815,870	–	3,815,870

Total	$104,170,737	$3,815,870	$–	$107,986,607

See accompanying notes to financial statements.	71

UBS Credit Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Credit Bond Relationship Fund (the “Fund”), previously UBS Corporate Bond Relationship Fund, returned 4.84%. For comparison purposes, the Barclays Capital US Credit Index (the “Index”) returned 5.62% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund lagged the index during the period, due largely to the negative impact from the flight to quality that occurred during the second quarter of 2010.

Portfolio performance summary
What worked

• The Fund’s security selection in financials contributed to performance. The spreads of issuers that we owned in this sector narrowed more than the index during the first half of the reporting period. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

What didn’t work

• Overall, our overweights to financials were not rewarded. While our financial overweight enhanced results during the first half of the reporting period, they were more than offset by their poor results during the second half of the review period. As risk aversion increased, investors pared down their exposures to these sectors, causing their spreads to widen.

• Our exposure to the energy sector in May detracted from results. We felt that the sharp sell-off in the energy space, triggered by the oil spill in the Gulf, was overdone, given the underlying fundamentals in the sector. However, our increased exposure to energy detracted from performance as the sector became weak late in the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	4.84%	14.17%	3.95%	4.63%

Barclays Capital US Credit Index[2]	5.62%	14.68%	5.31%	5.42%

[1]	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of June 30, 2010
% of net assets

Citigroup, Inc.,
6.125%, due 05/15/18	2.3%
Morgan Stanley,
6.625%, due 04/01/18	1.9
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	1.8
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	1.7
Comcast Corp.,
6.300%, due 11/15/17	1.3
Verizon Wireless Capital LLC,
5.550%, due 02/01/14	1.2
US Treasury Notes,
0.750%, due 05/31/12	1.2
US Treasury Bonds,
4.625%, due 02/15/40	1.2
General Electric Capital Corp.,
5.875%, due 01/14/38	1.1
Time Warner, Inc.,
6.875%, due 05/01/12	1.1

Total	14.8%

UBS Credit Bond Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Aerospace & defense	1.12%
Automobiles	0.48
Banks	0.24
Beverages	1.76
Biotechnology	1.19
Building products	0.45
Capital markets	5.06
Chemicals	0.68
Commercial banks	10.16
Commercial services & supplies	1.81
Communications equipment	0.47
Computers & peripherals	1.21
Construction materials	0.21
Consumer finance	1.11
Diversified financial services	9.66
Diversified telecommunication services	7.33
Electric utilities	6.34
Energy	0.44
Energy equipment & services	0.75
Food & staples retailing	2.24
Food products	1.56
Health care providers & services	2.81
Healthcare equipment & supplies	0.29
Household products	0.21
Industrial conglomerates	0.27
Insurance	3.73
Leisure equipment & products	0.28
Media	5.56
Metals & mining	1.32
Metals/mining excluding steel	0.38
Multi-utilities	1.03
Office electronics	0.57
Oil, gas & consumable fuels	10.17
Paper & forest products	0.09
Pharmaceuticals	3.27
Real estate investment trust (REIT)	0.85
Road & rail	0.89
Software	0.39
Specialty retail	0.37
Telecommunications	0.03
Tobacco	0.98
Wireless telecommunication services	1.17

Total corporate bonds	88.93%
Asset-backed security	0.27%
Collateralized debt obligation	0.08
Municipal bonds	3.00
US government obligations	2.39
Non US-government obligations	3.50

Total bonds	98.17%

Preferred stock	0.02
Short-term investment	0.60

Total investments	98.79%

Cash and other assets, less liabilities	1.21

Net assets	100.00%

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Bonds: 98.17%
Corporate bonds: 88.93%
Australia: 0.74%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$3,000,000	$3,936,807

Austria: 0.71%
Oesterreichische
Kontrollbank AG,
1.875%, due 03/21/12	3,750,000	3,793,223

Bermuda: 0.10%
Validus Holdings Ltd.,
8.875%, due 01/26/40	500,000	522,139

Canada: 1.77%
Cenovus Energy, Inc.,
4.500%, due 09/15/14[1]	2,900,000	3,097,748
EnCana Corp.,
6.500%, due 05/15/19	1,815,000	2,085,822
Potash Corp of
Saskatchewan, Inc.,
6.500%, due 05/15/19	875,000	1,027,983
Teck Resources Ltd.,
10.750%, due 05/15/19	875,000	1,072,137
TransCanada PipeLines Ltd.,
6.100%, due 06/01/40	800,000	860,855
7.625%, due 01/15/39	1,015,000	1,296,682

Total Canada corporate bonds		9,441,227

Cayman Islands: 2.27%
Hutchison Whampoa
International Ltd.,
6.250%, due 01/24/14[1]	1,300,000	1,439,169
Petrobras International
Finance Co.,
5.875%, due 03/01/18	3,175,000	3,267,656
Santander Central Hispano
Issuances Ltd.,
7.625%, due 09/14/10	1,300,000	1,311,220
Transocean, Inc.,
6.800%, due 03/15/38	3,325,000	2,996,361
Vale Overseas Ltd.,
6.875%, due 11/10/39	1,950,000	2,037,161
XL Capital Ltd.,
6.500%, due 12/31/49[2,3]	1,475,000	1,017,750

Total Cayman Islands corporate bonds		12,069,317

France: 0.37%
EDF SA,
4.600%, due 01/27/20[1]	1,925,000	1,976,969
	Face amount	Value

Germany: 0.48%
Deutsche Bank AG,
3.875%, due 08/18/14	$2,500,000	$2,582,480

Ireland: 0.17%
Iberdrola Finance Ireland Ltd.,
3.800%, due 09/11/14[1]	900,000	894,977

Isle of Man: 0.28%
AngloGold Ashanti
Holdings PLC,
5.375%, due 04/15/20	1,500,000	1,522,891

Luxembourg: 1.65%
Covidien International
Finance SA,
4.200%, due 06/15/20	1,140,000	1,166,710
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,500,000	1,512,234
Telecom Italia Capital SA,
5.250%, due 11/15/13	5,600,000	5,784,218
6.375%, due 11/15/33	375,000	335,804

Total Luxembourg corporate bonds		8,798,966

Malaysia: 0.30%
Petronas Capital Ltd.,
5.250%, due 08/12/19[1]	1,555,000	1,594,535

Mexico: 0.50%
America Movil SAB de CV,
3.625%, due 03/30/15[1]	1,000,000	1,025,353
5.000%, due 03/30/20[1]	1,075,000	1,110,661
6.125%, due 03/30/40[1]	500,000	522,116

Total Mexico corporate bonds		2,658,130

Netherlands: 1.50%
EDP Finance BV,
6.000%, due 02/02/18[1]	1,325,000	1,304,946
Shell International
Finance BV,
1.875%, due 03/25/13	4,000,000	4,033,600
3.100%, due 06/28/15	1,375,000	1,396,278
Siemens
Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	1,100,000	1,240,453

Total Netherlands corporate bonds		7,975,277

Netherlands Antilles: 0.52%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	2,700,000	2,752,901

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Qatar: 0.71%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	$2,125,000	$2,457,178
Ras Laffan Liquefied Natural
Gas Co. Ltd. III,
5.500%, due 09/30/14[1]	1,250,000	1,332,500

Total Qatar corporate bonds		3,789,678

South Korea: 0.83%
Export-Import Bank of Korea,
5.875%, due 01/14/15	4,075,000	4,408,134

Spain: 0.48%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	2,225,000	2,420,132
7.045%, due 06/20/36	150,000	165,956

Total Spain corporate bonds		2,586,088

Sweden: 0.36%
Svenska Handelsbanken AB,
2.875%, due 09/14/12[1]	1,875,000	1,903,035

Switzerland: 0.56%
Credit Suisse,
6.000%, due 02/15/18	2,850,000	2,973,875

United Kingdom: 3.58%
AstraZeneca PLC,
6.450%, due 09/15/37	1,100,000	1,332,983
Barclays Bank PLC,
5.125%, due 01/08/20	950,000	944,970
6.750%, due 05/22/19	1,000,000	1,112,435
BP Capital Markets PLC,
3.875%, due 03/10/15	4,400,000	3,749,473
5.250%, due 11/07/13	1,300,000	1,195,033
British Telecommunications PLC,
9.875%, due 12/15/30	1,200,000	1,464,504
Diageo Capital PLC,
4.828%, due 07/15/20	2,000,000	2,121,480
Lloyds TSB Bank PLC,
5.800%, due 01/13/20[1]	1,325,000	1,250,661
Royal Bank of Scotland
Group PLC,
6.400%, due 10/21/19	2,100,000	2,128,637
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]	2,000,000	2,017,852
Vodafone Group PLC,
5.625%, due 02/27/17	1,575,000	1,727,424

Total United Kingdom corporate bonds		19,045,452
	Face amount	Value

United States: 71.05%
Abbey National Capital
Trust I,
8.963%, due 6/30/30[2,3]	$685,000	$688,719
Aetna, Inc.,
6.750%, due 12/15/37	4,465,000	5,054,648
Allergan, Inc.,
5.750%, due 04/01/16	1,825,000	2,135,080
Allied Waste North America, Inc.,
6.375%, due 04/15/11	925,000	956,071
6.875%, due 06/01/17	2,300,000	2,507,000
Allstate Corp.,
7.450%, due 05/16/19	785,000	925,171
Ally Financial, Inc.,
6.875%, due 09/15/11	585,000	593,044
Altria Group, Inc.,
9.950%, due 11/10/38	1,855,000	2,437,032
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,159,237
American Express Credit Corp.,
5.125%, due 08/25/14	1,000,000	1,075,871
5.875%, due 05/02/13	3,025,000	3,309,746
American General Finance
Corp., Series I,
4.875%, due 07/15/12	1,700,000	1,538,500
American International
Group, Inc.,
6.250%, due 05/01/36	2,475,000	1,967,625
Amgen, Inc.,
6.400%, due 02/01/39	1,470,000	1,740,774
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	2,715,000	2,336,792
Anheuser-Busch InBev
Worldwide, Inc.,
4.125%, due 01/15/15	3,250,000	3,402,181
5.000%, due 04/15/20[1]	1,300,000	1,359,196
AT&T, Inc.,
5.800%, due 02/15/19	1,800,000	2,026,517
6.500%, due 09/01/37	500,000	554,575
BAE Systems Holdings, Inc.,
4.950%, due 06/01/14[1]	675,000	732,283
6.375%, due 06/01/19[1]	1,000,000	1,140,181
Bank of America Corp.,
5.420%, due 03/15/17	5,840,000	5,818,392
5.625%, due 07/01/20	770,000	776,116
7.625%, due 06/01/19	3,625,000	4,152,467
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	7,575,000	8,845,328

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Boeing Co.,
5.000%, due 03/15/14	$2,125,000	$2,364,003
Bottling Group LLC,
6.950%, due 03/15/14	2,100,000	2,478,397
Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	1,025,000	1,142,579
Browning-Ferris Industries,
Inc.,
7.400%, due 09/15/35	980,000	1,169,400
Cameron International
Corp.,
7.000%, due 07/15/38	1,000,000	1,004,874
Capital One Bank USA N.A.,
8.800%, due 07/15/19	2,570,000	3,208,416
Capital One Capital VI,
8.875%, due 05/15/40	1,050,000	1,093,442
CareFusion Corp.,
5.125%, due 08/01/14	1,425,000	1,539,593
Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	1,400,000	1,562,343
6.125%, due 02/17/14	1,800,000	2,037,132
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	687,305
Cisco Systems, Inc.,
5.900%, due 02/15/39	2,265,000	2,517,697
Citigroup, Inc.,
6.125%, due 05/15/18	11,900,000	12,419,816
8.125%, due 07/15/39	845,000	1,008,065
CNA Financial Corp.,
7.350%, due 11/15/19	525,000	557,888
Comcast Corp.,
6.300%, due 11/15/17	6,125,000	6,992,747
ConocoPhillips,
6.500%, due 02/01/39	1,590,000	1,920,114
Consolidated Edison Co of
New York, Inc.,
4.450%, due 06/15/20	1,150,000	1,218,917
CRH America, Inc.,
6.000%, due 09/30/16	1,002,000	1,117,023
CSX Corp.,
6.220%, due 04/30/40[1]	2,450,000	2,702,764
CVS Caremark Corp.,
6.250%, due 06/01/27	800,000	872,844
Daimler Finance North
America LLC,
8.500%, due 01/18/31	2,000,000	2,554,900
DCP Midstream LLC,
9.750%, due 03/15/19[1]	500,000	643,063
DirecTV Holdings LLC,
7.625%, due 05/15/16	3,630,000	3,943,087
	Face amount	Value

Discover Bank,
8.700%, due 11/18/19	$550,000	$610,607
Discovery Communications
LLC,
3.700%, due 06/01/15	1,475,000	1,512,235
Dominion Resources, Inc.,
Series B,
5.200%, due 08/15/19	315,000	341,527
5.950%, due 06/15/35	1,575,000	1,667,402
6.300%, due 09/30/66[2]	630,000	579,600
Dow Chemical Co.,
8.550%, due 05/15/19	1,250,000	1,530,141
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,567,881
Duke Energy Carolinas LLC,
Series A,
6.000%, due 12/01/28	1,550,000	1,702,646
El Paso Pipeline Partners
Operating Co LLC,
6.500%, due 04/01/20	525,000	536,204
Enterprise Products
Operating LLC,
3.700%, due 06/01/15	1,500,000	1,517,398
6.875%, due 03/01/33	1,575,000	1,719,535
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	1,690,000	1,841,591
ERP Operating LP, REIT,
5.750%, due 06/15/17	1,500,000	1,616,258
Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,060,000	1,155,518
Express Scripts, Inc.,
6.250%, due 06/15/14	1,135,000	1,285,065
Fidelity National Financial, Inc.,
6.600%, due 05/15/17	500,000	498,534
FirstEnergy Solutions Corp.,
6.800%, due 08/15/39	1,700,000	1,681,982
Fortune Brands, Inc.,
6.375%, due 06/15/14	1,000,000	1,113,089
Freeport-McMoRan Copper &
Gold, Inc.,
8.375%, due 04/01/17	850,000	935,000
General Electric Capital Corp.,
5.875%, due 01/14/38	5,950,000	5,834,588
5.900%, due 05/13/14	2,700,000	2,980,303
Genzyme Corp.,
3.625%, due 06/15/15[1]	1,350,000	1,365,533
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	1,050,000	1,249,642
Goldman Sachs Group, Inc.,
6.000%, due 06/15/20	875,000	902,241
6.150%, due 04/01/18	9,350,000	9,794,284

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Hasbro, Inc.,
6.350%, due 03/15/40	$1,450,000	$1,477,192
Hewlett-Packard Co.,
4.750%, due 06/02/14	1,750,000	1,938,975
Home Depot, Inc.,
5.250%, due 12/16/13	1,800,000	1,979,185
HSBC Bank USA NA,
5.625%, due 08/15/35	2,800,000	2,667,512
International Business
Machines Corp.,
5.700%, due 09/14/17	2,175,000	2,527,966
5.875%, due 11/29/32	1,775,000	2,006,041
International Lease Finance Corp.,
6.625%, due 11/15/13	2,000,000	1,855,000
International Paper Co.,
9.375%, due 05/15/19	365,000	471,431
Jefferies Group, Inc.,
8.500%, due 07/15/19	550,000	617,794
JP Morgan Chase Capital
XXV, Series Y,
6.800%, due 10/01/37	2,990,000	2,955,238
JP Morgan Chase Capital
XXVII, Series AA,
7.000%, due 11/01/39	500,000	508,469
JPMorgan Chase & Co.,
4.950%, due 03/25/20	1,400,000	1,454,950
Kellogg Co.,
4.450%, due 05/30/16	1,505,000	1,644,151
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,695,000	1,599,483
Kraft Foods, Inc.,
5.375%, due 02/10/20	1,000,000	1,071,551
6.500%, due 08/11/17	2,100,000	2,439,188
6.750%, due 02/19/14	2,550,000	2,931,610
Kroger Co.,
6.900%, due 04/15/38	1,025,000	1,241,400
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18[4]	7,380,000	1,503,675
Life Technologies Corp.,
6.000%, due 03/01/20	2,950,000	3,194,584
Lockheed Martin Corp.,
5.500%, due 11/15/39	1,625,000	1,733,605
Loews Corp.,
6.000%, due 02/01/35	325,000	316,438
Marathon Oil Corp.,
7.500%, due 02/15/19	1,275,000	1,528,869
Massachusetts Mutual Life
Insurance Co.,
8.875%, due 06/01/39[1]	775,000	1,031,207
	Face amount	Value

Mead Johnson Nutrition Co.,
3.500%, due 11/01/14[1]	$1,500,000	$1,552,917
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	4,475,000	4,773,845
MetLife, Inc.,
6.400%, due 12/15/36	1,000,000	880,000
10.750%, due 08/01/39	700,000	831,971
MidAmerican Energy
Holding Co.,
5.950%, due 05/15/37	1,900,000	2,034,712
Morgan Stanley,
5.500%, due 01/26/20	850,000	822,290
6.625%, due 04/01/18	9,875,000	10,350,323
Mosaic Co.,
7.375%, due 12/01/14[1]	1,000,000	1,047,073
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	1,205,000	1,325,888
National Rural Utilities
Cooperative Finance Corp.,
10.375%, due 11/01/18	330,000	457,602
Nationwide Mutual
Insurance Co.,
8.250%, due 12/01/31[1]	1,500,000	1,587,325
NBC Universal,
3.650%, due 04/30/15[1]	3,000,000	3,067,800
New Cingular Wireless
Services, Inc.,
8.750%, due 03/01/31	1,420,000	1,949,379
News America, Inc.,
6.200%, due 12/15/34	1,175,000	1,237,531
Nisource Finance Corp.,
10.750%, due 03/15/16	1,500,000	1,922,304
Norfolk Southern Corp.,
5.750%, due 04/01/18	880,000	994,734
NuStar Logistics LP,
7.650%, due 04/15/18	3,030,000	3,492,711
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	1,975,000	2,318,368
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,008,855
Oracle Corp.,
5.750%, due 04/15/18	1,775,000	2,054,871
Owens Corning,
6.500%, due 12/01/16	2,250,000	2,393,975
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	4,579,228
Pacific Gas & Electric Co.,
6.050%, due 03/01/34	975,000	1,087,825
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	900,000	1,115,353

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Pemex Project Funding
Master Trust,
5.750%, due 03/01/18	$1,450,000	$1,519,000
Pfizer, Inc.,
6.200%, due 03/15/19	2,235,000	2,656,070
Philip Morris International, Inc.,
5.650%, due 05/16/18	1,125,000	1,230,663
PPL Energy Supply LLC,
Series A,
6.400%, due 11/01/11	4,000,000	4,259,316
Principal Financial Group, Inc.,
7.875%, due 05/15/14	3,900,000	4,509,979
Progress Energy, Inc.,
7.050%, due 03/15/19	1,275,000	1,506,333
ProLogis, REIT,
5.625%, due 11/15/15	3,050,000	2,924,953
Prudential Financial, Inc.,
Series B,
7.375%, due 06/15/19	1,000,000	1,157,955
Series C,
3.625%, due 09/17/12	930,000	957,874
Series D,
5.400%, due 06/13/35	850,000	763,219
PSEG Power LLC,
6.950%, due 06/01/12	2,000,000	2,185,022
8.625%, due 04/15/31	1,150,000	1,511,577
Public Service Electric & Gas,
2.700%, due 05/01/15	2,600,000	2,629,921
Qwest Corp.,
6.875%, due 09/15/33	2,075,000	1,903,812
7.625%, due 06/15/15	605,000	647,350
Republic Services, Inc.,
6.200%, due 03/01/40[1]	500,000	536,280
Reynolds American, Inc.,
7.625%, due 06/01/16	1,350,000	1,531,074
Roche Holdings, Inc.,
5.000%, due 03/01/14[1]	1,400,000	1,552,992
Safeway, Inc.,
5.800%, due 08/15/12	2,000,000	2,172,728
SBA Tower Trust,
4.254%, due 04/15/15[1]	1,765,000	1,850,747
Schering-Plough Corp.,
6.550%, due 09/15/37	1,100,000	1,368,290
SLM Corp.,
8.000%, due 03/25/20	1,225,000	1,075,778
Southern California Edison Co.,
5.950%, due 02/01/38	1,300,000	1,502,137
	Face amount	Value

Southern Copper Corp.,
6.750%, due 04/16/40	$1,100,000	$1,087,326
Southwestern Electric
Power Co.,
6.450%, due 01/15/19	2,250,000	2,473,675
Spectra Energy Capital LLC,
6.250%, due 02/15/13	1,900,000	2,064,073
Sprint Capital Corp.,
6.875%, due 11/15/28	3,835,000	3,183,050
SunTrust Bank,
7.250%, due 03/15/18	1,905,000	2,086,215
Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	1,230,000	1,297,130
Time Warner Cable, Inc.,
6.750%, due 07/01/18	4,347,000	4,989,826
Time Warner, Inc.,
4.875%, due 03/15/20	500,000	515,636
6.875%, due 05/01/12	5,350,000	5,828,525
7.625%, due 04/15/31	1,275,000	1,533,792
Union Pacific Corp.,
7.875%, due 01/15/19	800,000	1,018,486
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	2,475,000	2,797,973
Valero Energy Corp.,
4.500%, due 02/01/15	1,840,000	1,890,696
6.125%, due 02/01/20	2,950,000	3,031,408
7.500%, due 04/15/32	1,510,000	1,583,091
Verizon Communications,
Verizon Communications, Inc.,
5.250%, due 04/15/13	1,000,000	1,096,143
6.900%, due 04/15/38	745,000	870,690
Verizon New York, Inc., Series B,
7.375%, due 04/01/32	2,320,000	2,623,479
Verizon Wireless Capital LLC,
5.550%, due 02/01/14	5,750,000	6,446,584
Wachovia Bank NA,
5.850%, due 02/01/37	4,100,000	4,071,448
Wachovia Capital Trust III,
5.800%, due 03/15/11[2,3]	1,000,000	795,000
Wal-Mart Stores, Inc.,
3.625%, due 07/08/20	3,050,000	3,047,194
6.500%, due 08/15/37	2,935,000	3,554,520
Washington Mutual Bank,
0.000%, due 05/20/13[4]	1,325,000	6,625
5.500%, due 01/15/13[4]	12,075,000	60,375

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Washington Mutual
Preferred Funding LLC,
9.750%,
due 12/15/17[1,2,3,4,5,6]	$8,300,000	$300,875
Waste Management, Inc.,
4.750%, due 06/30/20	1,375,000	1,413,534
7.375%, due 05/15/29	1,025,000	1,220,404
WellPoint, Inc.,
6.800%, due 08/01/12	4,000,000	4,389,476
Wells Fargo & Co.,
4.375%, due 01/31/13	5,125,000	5,418,006
Wells Fargo Capital XIII,
7.700%, due 03/26/13[2,3]	1,525,000	1,540,250
Williams Cos., Inc.,
8.750%, due 03/15/32	1,000,000	1,166,965
Williams Partners LP,
6.300%, due 04/15/40[1]	1,000,000	1,004,711
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,250,000	1,264,315
Wyeth,
5.500%, due 02/01/14	1,750,000	1,965,843
Xerox Corp.,
6.350%, due 05/15/18	2,700,000	3,011,672
XTO Energy, Inc.,
6.750%, due 08/01/37	2,000,000	2,576,504

Total United States corporate bonds		378,288,738

Total corporate bonds
(cost $469,971,425)		473,514,839

Asset-backed security: 0.27%
United States: 0.27%
Continental Airlines, Inc., Series A,
7.250%, due 11/10/19
(cost $1,350,000)	1,350,000	1,437,750

Collateralized debt obligation: 0.08%
Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.437%, due 12/15/15[1,2,5,6]
(cost $453,897)	500,000	460,000

Municipal bonds: 3.00%
Chicago Transit Authority,
Series 2008 B,
6.899%, due 12/01/40	500,000	562,860
Series 2008-A,
6.899%, due 12/01/40	830,000	934,348
Commonwealth of Pennsylvania
General Obligation Unlimited,
Series 2010, Class B,
5.350%, due 05/01/30	1,000,000	998,470
	Face amount	Value

County of Clark NV,
Series 2009,
6.881%, due 07/01/42	$1,100,000	$1,167,045
Illinois State Taxable Pension,
Series 2003,
5.100%, due 06/01/33	1,500,000	1,187,700
Los Angeles Unified School
District, Series 2010,
6.758%, due 07/01/34	1,430,000	1,634,747
Metropolitan Government of
Nashville & Davidson County
Tennessee Convention
Center Authority
Revenue Bonds,
Series 2010, Class B,
6.731%, due 07/01/43	400,000	430,836
New Jersey State Turnpike
Authority Revenue
Bonds, Class F,
7.414%, due 01/01/40	500,000	630,210
New York City Transitional
Finance Authority,
Series 2010,
5.267%, due 05/01/27	1,000,000	1,049,900
New York State Urban
Development Corp.
Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,145,796
State of California General
Obligation Bonds,
6.650%, due 03/01/22	770,000	817,471
7.300%, due 10/01/39	1,320,000	1,388,798
Series 2009,
7.550%, due 04/01/39	1,740,000	1,896,548
State of Illinois General
Obligation Bonds,
Series 2010,
4.071%, due 01/01/14	1,250,000	1,242,387
4.421%, due 01/01/15	900,000	902,952

Total municipal bonds
(cost $15,661,756)		15,990,068

US government obligations: 2.39%
US Treasury Bonds,
4.625%, due 02/15/40	5,600,000	6,294,747
US Treasury Notes,
0.750%, due 05/31/12	6,400,000	6,418,496

Total US government obligations
(cost $12,483,289)		12,713,243

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Non US-government obligations: 3.50%
Brazil: 1.32%
Brazilian Government
International Bond,
8.875%, due 04/15/24	$1,500,000	$2,025,000
10.500%, due 07/14/14	3,900,000	4,972,500

		6,997,500
Italy: 0.91%
Republic of Italy,
2.125%, due 10/05/12	5,000,000	4,865,085

Mexico: 0.83%
United Mexican States,
Series A,
5.875%, due 01/15/14	3,900,000	4,416,750

Panama: 0.25%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,305,000

South Africa: 0.19%
Republic of South Africa,
5.500%, due 03/09/20	1,000,000	1,033,750

Total non US-government obligations
(cost $18,067,775)		18,618,085

Total bonds
(cost $517,988,142)		522,733,985
	Shares	Value

Preferred stock: 0.02%
Ally Financial, Inc.,
7.000%
(cost $100,933)[1,7]	124	96,383

Short-term investment: 0.60%
Investment company: 0.60%
UBS Cash Management Prime
Relationship Fund,
0.207%[8,9]
(cost $3,189,293)	3,189,293	3,189,293

Total investments: 98.79%
(cost $521,278,368)		526,019,661

Cash and other assets, less
liabilities: 1.21%		6,426,675

Net assets: 100.00%		$532,446,336

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,165,740
Gross unrealized depreciation	(29,424,447)

Net unrealized appreciation of investments	$4,741,293

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $52,258,864 or 9.81% of net assets.
[2]	Floating rate security — The interest rates shown are the current rates as of June 30, 2010.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security is in default.
[5]	Security is illiquid. At June 30, 2010, the value of these securities amounted to $760,875 or 0.14% of net assets.

UBS Credit Bond Relationship Fund
Portfolio of investments

[6]	These securities, which represent 0.14% of net assets as of June 30, 2010 are considered restricted. (See restricted securities table below for more information.)

			Acquisition		06/30/10
			cost as a	06/30/10	Market value
	Acquisition	Acquisition	percentage of	Market	as a percentage
Restricted securities	dates	cost	net assets	value	of net assets

Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.437%, due 12/15/15	04/23/10	$452,500	0.08%	$460,000	0.08%

Washington Mutual Preferred
Funding LLC,
9.750%, due 12/15/17	10/18/07-11/02/07	8,272,875	1.56	300,875	0.06

		$8,725,375	1.64%	$760,875	0.14%

[7]	This security is subject to a perpetual call and may be called in full or partially on or anytime after December 11, 2011.
[8]	Investment in affiliated investment company. See notes to financial statements for additional information.
[9]	The rate shown reflects the yield at June 30, 2010.

CLO	Collateralized loan obligations
REIT	Real estate investment trust

Futures contracts
UBS Credit Bond Relationship Fund had the following open futures contracts as of June 30, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:

US Long Bond, 35 contracts (USD)	September 2010	$4,413,338	$4,462,500	$49,162

US Ultra Bond Futures, 25 contracts (USD)	September 2010	3,339,885	3,395,313	55,428

US Treasury futures sell contracts:

10 Year US Treasury Notes, 105 contracts (USD)	September 2010	(12,639,486)	(12,867,422)	(227,936)

Net unrealized depreciation on futures contracts				$(123,346)

Currency type abbreviation:
USD United States Dollar

UBS Credit Bond Relationship Fund
Portfolio of investments

Swap agreements
UBS Credit Bond Relationship Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2010:

			Payments	Payments			Unrealized
	Notional	Termination	made by	received by	Upfront payments		appreciation/
Counterparty	Amount	dates	the Fund[1]	the Fund[1]	(made)/received	Value	(depreciation)

Deutsche Bank AG	USD 4,000,000	12/15/38	4.6250%	0.5371%[2]	$—	$(680,926)	$(680,926)

Deutsche Bank AG	USD 7,050,000	12/21/39	4.2890	0.5371 [2]	—	(773,630)	(773,630)

JPMorgan Chase Bank	USD 3,560,000	12/21/39	4.1600	0.5371 [2]	—	(306,068)	(306,068)

						$(1,760,624)	$(1,760,624)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

UBS Credit Bond Relationship Fund had outstanding credit default swap agreements with the following terms as of June 30, 2010:

Credit default swaps on corporate issues – Buy protection1

			Payments	Payments			Unrealized
	Notional	Termination	made by	received by	Upfront payments		appreciation/
Counterparty	amount	dates	the Fund[2]	the Fund	(made)/received	Value	(depreciation)

Goldman Sachs International	USD 5,000,000	09/20/17	0.3700%	—[3]	$—	$199,859	$199,859

Goldman Sachs International	USD 1,375,000	09/20/14	5.0000	—[4]	(246,354)	21,779	(224,575)

Goldman Sachs International	USD 4,350,000	12/20/14	1.0000	—[5]	158,875	(80,177)	78,698

Merrill Lynch International	USD 2,000,000	06/20/15	1.0000	—[6]	(87,895)	80,468	(7,427)

					$(175,374)	$221,929	$46,555

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC Inc. 7.650% bond, due 03/01/27.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Brunswick Corp. 7.125% bond, due 08/01/27.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc.6.625% bond, due 06/15/36.
[6]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Goldman Sachs 6.600% bond, due 01/15/12.

Currency type abbreviation:
USD United States Dollar

UBS Credit Bond Relationship Fund
Portfolio of investments

Credit default swaps on corporate issues – sell protection1

			Payments	Payments			Unrealized
	Notional	Termination	made by	received by	Upfront payments		appreciation/	Credit
Counterparty	Amount	dates	the Fund	the Fund[2]	(made)/received	Value	(depreciation)	spread[3]

Citigroup Global
Markets Ltd.	USD 1,250,000	03/20/15	—[4]	1.0000%	$47,932	$(115,894)	$(67,962)	3.32702%

Goldman Sachs
International	USD 2,050,000	09/20/14	—[4]	5.0000	(222,901)	145,778	(77,123)	3.15125

Goldman Sachs
International	USD 2,150,000	06/20/18	—[5]	1.0000	(25,063)	33,862	8,799	0.69218

Goldman Sachs
International	USD 4,350,000	12/20/14	—[6]	1.0000	(156,675)	107,048	(49,627)	0.47776

JP Morgan Chase Bank	USD 6,000,000	06/20/11	—[7]	3.1500	—	93,854	93,854	1.68535

Merrill Lynch
International	USD 2,000,000	06/20/15	—[8]	1.0000	87,895	(100,658)	(12,763)	2.14579

					$(268,812)	$163,991	$(104,822)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Metlife Inc. 5.000% bond, due 06/15/15.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deere & Co. 6.95% bond, due 04/25/14.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the HSBC Finance Corp. 7.000% bond, due 05/15/12.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 5.625% bond, due 09/15/17.

Currency type abbreviation:
USD	United States Dollar

UBS Credit Bond Relationship Fund

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$–	$473,213,964	$300,875	$473,514,839

Asset-backed security	–	1,437,750	–	1,437,750

Collateralized debt obligation	–	–	460,000	460,000

Municipal bonds	–	15,990,068	–	15,990,068

US government obligations	–	12,713,243	–	12,713,243

Non US-government obligations	–	18,618,085	–	18,618,085

Preferred stock	–	96,383	–	96,383

Short-term investment	–	3,189,293	–	3,189,293

Other financial instruments[1]	(123,346)	(1,374,704)	–	(1,498,050)

Total	$(123,346)	$523,884,082	$760,875	$524,521,611

[1] Other financial instruments include futures contracts and swap agreements.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Corporate	Collateralized
	bond	debt obligation	Total

Assets
Beginning balance	$8,300	$–	$8,300

Total gains or losses (realized/unrealized) included in earnings	292,575	7,500	300,075

Purchases, sales, issuances, and settlements (net)	–	452,500	452,500

Transfers in and/or out of Level 3	–	–	–

Ending balance	$300,875	$460,000	$760,875

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 06/30/10.	$312,396	$6,103	$318,499

86	See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Global Corporate Bond Relationship Fund (the “Fund”), previously UBS Global Aggregate Bond Relationship Fund, returned 3.43%. For comparison purposes, the Barclays Capital Global Aggregate-Corporate Index (hedged in USD) (the “Index”), returned 4.70%. Over the same period, the Fund’s previous benchmark, the Barclays Capital Global Aggregate Index, declined 0.31%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was largely due to our security selection and, to a lesser extent, sector positioning.

Portfolio performance summary
What worked

• An underweight to European industrials contributed to Fund performance. European industrials came under pressure in the second half of the reporting period, as concerns surrounding peripheral European sovereign debt mounted. Spreads widened and our underweight allocation to this sector positively impacted performance.

What didn’t work

• Security selection in the corporate bond sector was the largest detractor from results. Our holdings in US industrial and financial bonds generated solid performance versus the Index during the first half of the reporting period. However, those gains were more than offset, given the flight to quality during the second half of the period.

• Sector positioning within the corporate bond market was a negative to Fund performance. Within the corporate bond sector, the Fund had an overweight to US, Eurozone and UK financials, which hurt performance. After initially narrowing, spreads in these regions widened in May and June as investors sold securities that they considered risky. (The spread is the difference between the yield on US Treasury bonds and higher-risk securities.)

• Overall, our duration positioning detracted from results. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. In particular, the Fund’s duration exposure in both the US and Europe was shorter than the Index. This positioning was not rewarded, as government bond yields in those countries declined during the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	Inception[1]

UBS Global Corporate Bond Relationship Fund	3.43%	4.56%

Barclays Capital Global Aggregate - Corporate Index (Hedged in USD)[2,4]	4.70%	6.25%

Barclays Capital Global Aggregate Index[3,4]	(0.31)%	(1.16)%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Capital Global Aggregate - Corporate Index (Hedged in USD) is an unmanaged sub-index of the Barclays Capital Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	Effective April 30, 2010, the Fund’s benchmark was changed from the Barclays Capital Global Aggregate Index to the Barclays Capital Global Aggregate - Corporate Index (Hedged in USD) to reflect the Fund’s strategy of investing primarily in the global corporate bond market.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2010
% of net assets

Citigroup, Inc.,
6.000%, due 08/15/17	1.5%
General Electric Capital Corp.,
6.000%, due 08/07/19	1.4
General Electric Capital Corp., Series A,
6.750%, due 03/15/32	1.4
Goldman Sachs Group, Inc.,
7.500%, due 02/15/19	1.2
Japan Government Bond,
1.500%, due 03/20/19	1.2
Kraft Foods, Inc.,
5.375%, due 02/10/20	1.2
Morgan Stanley,
5.950%, due 12/28/17	1.1
Wells Fargo & Co.,
5.625%, due 12/11/17	1.1
Hutchison Whampoa International Ltd.,
7.625%, due 04/09/19	1.1
Credit Suisse/London,
4.750%, due 08/05/19	1.1

Total	12.3%

Country exposure, top five (unaudited)
As of June 30, 2010
% of net assets

United States	45.5%
United Kingdom	15.5
Netherlands	6.3
France	5.2
Spain	3.6

Total	76.1%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Agriculture	0.84%
Beverages	1.22
Building materials	1.06
Capital markets	0.83
Chemicals	1.15
Commercial banks	23.54
Commercial services & supplies	0.66
Computers & peripherals	0.33
Consumer finance	0.51
Diversified financial services	17.41
Diversified operations	1.09
Diversified telecommunication services	2.74
Electric utilities	7.33
Energy	0.13
Energy equipment & services	0.79
Engineering & construction	1.13
Food & staples retailing	2.18
Gas utilities	1.76
Insurance	5.70
Media	4.81
Metals & mining	2.70
Miscellaneous manufacturing	0.84
Multiline retail	0.72
Oil, gas & consumable fuels	5.15
Pharmaceuticals	1.14
Pipelines	0.88
Real estate investment trust (REIT)	0.63
Real estate management & development	0.26
Road & rail	0.46
Savings & loans	0.09
Telecommunications	1.29
Tobacco	2.03
Transportation	0.31
Water utilities	0.33
Wireless telecommunication services	1.56

Total corporate bonds	93.60%

Non US-government obligations	2.59
Supranational bond	0.60

Total bonds	96.79%

Short-term investment	1.45

Total investments	98.24%

Cash and other assets, less liabilities	1.76

Net assets	100.00%

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

Bonds: 96.79%
Corporate bonds: 93.60%
Australia: 1.64%
BHP Billiton Finance Ltd.,
4.750%, due 04/04/12	EUR	200,000	$256,701
Commonwealth Bank
of Australia,
3.500%, due 03/19/15[1]		$1,300,000	1,317,143
National Australia Bank Ltd.,
4.500%, due 06/23/16[2]	EUR	500,000	621,418
Rio Tinto Finance USA Ltd.,
8.950%, due 05/01/14		$2,950,000	3,578,161
Westpac Banking Corp.,
4.200%, due 02/27/15		200,000	208,162
4.875%, due 04/13/11	GBP	300,000	460,001

Total Australia corporate bonds			6,441,586

Canada: 0.54%
EnCana Corp.,
6.500%, due 05/15/19		$300,000	344,764
Suncor Energy,
6.500%, due 06/15/38		1,600,000	1,786,490

Total Canada corporate bonds			2,131,254

Cayman Islands: 2.21%
Hutchison Whampoa
International Ltd.,
7.625%, due 04/09/19[1]		3,600,000	4,290,574
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	800,000	949,278
Transocean, Inc.,
6.000%, due 03/15/18		$1,300,000	1,196,458
6.800%, due 03/15/38		550,000	495,638
Vale Overseas Ltd.,
5.625%, due 09/15/19		1,300,000	1,371,635
6.875%, due 11/10/39		340,000	355,197

Total Cayman Islands corporate bonds			8,658,780

China: 0.54%
Standard Chartered Bank
Hong Kong Ltd.,
0.548%, due 04/13/17[2]		2,300,000	2,103,040

Denmark: 0.53%
Dong Energy A/S,
5.500%, due 06/29/15[2]	EUR	1,750,000	2,086,702

France: 5.16%
Areva SA,
4.875%, due 09/23/24		100,000	130,479
	Face amount		Value

Autoroutes du Sud
de la France,
5.625%, due 07/04/22	EUR	1,150,000	$1,594,851
AXA SA,
6.463%, due 12/14/18[1,2,3]		2,050,000	1,596,437
Banque Federative du Credit
Mutuel,
0.737%, due 09/27/16[2]		1,000,000	944,372
Banque PSA Finance,
8.500%, due 05/04/12		1,200,000	1,599,203
BNP Paribas,
0.684%, due 11/23/15[2]		$350,000	342,867
4.730%, due 04/12/16[2,3]	EUR	1,700,000	1,611,084
5.750%, due 01/24/22	GBP	1,800,000	2,830,180
BPCE SA,
6.117%, due 10/30/17[2,3]	EUR	1,400,000	1,155,593
Casino Guichard
Perrachon SA,
5.500%, due 01/30/15		450,000	597,944
Credit Agricole SA,
0.736%, due 03/13/16[2]		$1,600,000	1,526,376
4.130%, due 11/09/15[2,3]	EUR	2,050,000	1,692,119
Credit Logement,
4.604%, due 12/31/49[2,3]		550,000	463,231
Electricite de France,
6.950%, due 01/26/39[1]		$600,000	723,168
Natixis,
0.553%, due 01/15/19[2]		1,800,000	1,561,259
Societe Generale,
0.881%, due 06/07/17[2]	EUR	1,350,000	1,579,110
Vivendi SA,
7.750%, due 01/23/14		200,000	283,337

Total France corporate bonds			20,231,610

Germany: 1.63%
Bayer AG,
5.000%, due 07/29/05[2]		600,000	700,686
Commerzbank AG,
4.750%, due 01/26/15		460,000	597,521
Deutsche Bank AG,
6.000%, due 09/01/17		$950,000	1,047,776
EWE AG,
5.250%, due 07/16/21	EUR	750,000	1,017,494
Kreditanstalt fuer
Wiederaufbau,
2.050%, due 02/16/26	JPY	208,000,000	2,471,270
Muenchener
Rueckversicherungs AG,
6.750%, due 06/21/23[2]	EUR	450,000	581,924

Total Germany corporate bonds			6,416,671

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

Ireland: 0.49%
Governor & Co. of the
Bank of Ireland,
10.000%, due 02/12/20	EUR	1,550,000	$1,914,372

Italy: 2.10%
Assicurazioni Generali SpA,
5.125%, due 09/16/24		$650,000	819,801
Banca Monte dei Paschi di
Siena SpA,
5.750%, due 09/30/16	GBP	350,000	462,275
Banco Pololare,
4.125%, due 10/22/14	EUR	450,000	557,208
Intesa Sanpaolo SpA,
6.625%, due 05/08/18		2,700,000	3,364,269
Telecom Italia SpA,
1.496%, due 06/07/16[2]		850,000	968,041
7.375%, due 12/15/17	GBP	550,000	913,446
8.250%, due 03/21/16	EUR	725,000	1,052,821
UniCredit SpA,
6.700%, due 06/05/18		100,000	123,825

Total Italy corporate bonds			8,261,686

Jersey, Channel Islands: 1.11%
BAA Funding Ltd.,
6.750%, due 12/03/28	GBP	900,000	1,350,970
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]	EUR	1,600,000	1,726,664
Swiss Re Capital I LP,
6.854%, due 05/25/16[1,2,3]		1,550,000	1,271,000

Total Jersey, Channel Islands corporate bonds			4,348,634

Luxembourg: 2.58%
ArcelorMittal, Series A,
9.000%, due 02/15/15		$2,900,000	3,411,725
ArcelorMittal,
7.000%, due 10/15/39		450,000	475,315
Enel Finance International SA,
5.625%, due 08/14/24	GBP	2,100,000	3,096,194
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13		850,000	1,325,547
Holcim US Finance
Sarl & Cie SCS,
6.000%, due 12/30/19[1]		$500,000	533,382
Tyco International Finance SA,
8.500%, due 01/15/19		1,000,000	1,292,705

Total Luxembourg corporate bonds			10,134,868

Netherlands: 6.27%
Alliander Finance BV,
5.500%, due 04/20/16	EUR	600,000	833,500
	Face amount		Value

Allianz Finance II BV,
4.750%, due 07/22/19	EUR	2,250,000	$2,923,197
CRH Finance BV,
7.375%, due 05/28/14		2,600,000	3,628,661
Daimler International
Finance BV,
7.875%, due 01/16/14		1,400,000	2,015,524
E. ON International
Finance BV,
6.000%, due 10/30/19	GBP	700,000	1,179,786
EDP Finance BV,
4.750%, due 09/26/16	EUR	400,000	496,403
4.900%, due 10/01/19[1]		$650,000	588,937
5.375%, due 11/02/12[1]		650,000	667,835
ELM BV for Elsevier
Finance SA,
6.500%, due 04/02/13	EUR	650,000	879,250
ING Bank NV,
3.500%, due 09/16/20[2]		850,000	946,398
Koninklijke KPN NV,
4.750%, due 01/17/17		1,550,000	2,031,509
Rabobank Nederland NV,
4.000%, due 09/10/15	GBP	650,000	1,007,347
5.875%, due 05/20/19	EUR	1,600,000	2,214,180
6.875%, due 03/19/20		400,000	444,656
Repsol International
Finance BV,
4.750%, due 02/16/17		650,000	806,044
Royal Bank of Scotland,
1.237%, due 03/09/15[2]		$800,000	641,215
Scotland International
Finance BV,
4.250%, due 05/23/13[1]		1,350,000	1,283,553
Siemens
Financieringsmaatschappij
NV,
6.125%, due 09/14/66[2]	GBP	1,322,000	2,005,026

Total Netherlands corporate bonds			24,593,021

Norway: 0.40%
DnB NOR Bank ASA,
4.500%, due 05/29/14	EUR	1,200,000	1,570,688

Qatar: 0.70%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		$2,500,000	2,735,935

South Korea: 0.50%
Hyundai Capital Services, Inc.,
6.000%, due 05/05/15[1]		1,850,000	1,981,990

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

Spain: 2.67%
Abertis Infraestructuras SA,
4.625%, due 10/14/16	EUR	500,000	$621,425
BBVA Senior Finance SAU,
3.250%, due 04/23/15		700,000	823,944
Gas Natural Capital
Markets SA,
5.250%, due 07/09/14		1,900,000	2,418,085
Iberdrola Finanzas SAU,
4.875%, due 03/04/14		1,400,000	1,821,544
Santander Issuances SA
Unipersonal,
1.019%, due 07/25/17[2]		1,550,000	1,704,594
Telefonica Emisiones SAU,
4.693%, due 11/11/19		500,000	616,718
5.289%, due 12/09/22	GBP	1,700,000	2,469,054

Total Spain corporate bonds			10,475,364

Sweden: 2.26%
Nordea Bank AB,
4.000%, due 06/29/20	EUR	1,050,000	1,294,447
4.625%, due 09/21/15[2]	GBP	500,000	747,630
Skandinaviska Enskilda
Banken AB,
6.625%, due 07/09/14		1,100,000	1,837,762
Svenska Handelsbanken AB,
4.194%, due 12/16/15[2,3]	EUR	350,000	372,349
4.875%, due 03/25/14		1,250,000	1,649,985
Swedbank AB,
0.625%, due 05/18/17[2]		$1,800,000	1,656,000
Vattenfall Treasury AB,
4.250%, due 05/19/14	EUR	150,000	196,467
5.250%, due 06/29/15[2,3]		930,000	1,114,619

Total Sweden corporate bonds			8,869,259

Switzerland: 1.32%
Credit Suisse AG,
5.400%, due 01/14/20		$900,000	894,838
Credit Suisse/London,
4.750%, due 08/05/19	EUR	3,350,000	4,284,890

Total Switzerland corporate bonds			5,179,728

United Kingdom: 15.50%
Anglo American Capital PLC,
9.375%, due 04/08/14[1]		$1,000,000	1,195,434
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	1,950,000	1,728,804
B.A.T. International Finance,
9.500%, due 11/15/18[1]		$1,750,000	2,298,922
	Face amount		Value

BAA Funding Ltd.,
3.975%, due 02/15/14[2]	EUR	2,100,000	$2,561,257
12.450%, due 03/31/18[2]	GBP	250,000	503,045
Barclays Bank PLC,
0.737%, due 09/11/17[2]		$2,850,000	2,568,332
0.737%, due 06/27/16[1,2]		750,000	685,192
0.819%, due 04/20/16[2]	EUR	550,000	619,903
4.875%, due 12/15/14[2,3]		2,520,000	2,033,875
5.750%, due 08/17/21	GBP	400,000	610,947
BP Capital Markets PLC,
1.550%, due 08/11/11		$540,000	514,522
3.125%, due 03/10/12		1,600,000	1,479,237
3.875%, due 03/10/15		1,950,000	1,661,698
5.250%, due 11/07/13		350,000	321,740
British Sky Broadcasting
Group PLC,
9.500%, due 11/15/18[1]		900,000	1,202,844
British Telecommunications
PLC,
6.500%, due 07/07/15	EUR	1,400,000	1,894,967
Friends Provident Group PLC,
12.000%, due 05/21/21	GBP	993,000	1,784,227
HSBC Holdings PLC,
6.500%, due 05/20/24		100,000	162,596
6.500%, due 09/15/37		$3,000,000	3,105,144
Imperial Tobacco Finance PLC,
8.375%, due 02/17/16	EUR	1,850,000	2,792,189
9.000%, due 02/17/22	GBP	700,000	1,345,480
JTI UK Finance PLC,
5.750%, due 02/06/13		500,000	812,633
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	500,000	614,615
Lloyds TSB Bank PLC,
0.939%, due 07/09/16		1,000,000	1,041,361
6.500%, due 03/24/20		2,450,000	2,819,956
Marks & Spencer PLC,
6.250%, due 12/01/17[1]		$700,000	744,511
National Grid Gas PLC,
6.000%, due 06/07/17	GBP	300,000	501,752
Nationwide Building Society,
3.375%, due 08/17/15[2]	EUR	300,000	356,651
4.650%, due 02/25/15[1]		$1,050,000	1,072,108
Old Mutual PLC,
4.500%, due 01/18/17[2]	EUR	1,850,000	1,895,042
OTE PLC,
5.375%, due 02/14/11		1,110,000	1,344,645
6.000%, due 02/12/15		620,000	724,080
Royal Bank of Scotland PLC,
0.494%, due 04/11/16[2]		$700,000	543,681
4.875%, due 03/16/15		850,000	845,718
7.500%, due 04/29/24	GBP	2,450,000	3,883,553

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

SABMiller PLC,
4.500%, due 01/20/15	EUR	850,000	$1,103,245
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$1,450,000	1,462,943
Tesco PLC,
6.125%, due 02/24/22	GBP	1,550,000	2,563,661
Thames Water Utilities
Finance Ltd.,
5.125%, due 09/28/37		900,000	1,286,242
Vodafone Group PLC,
5.750%, due 03/15/16		$1,200,000	1,328,712
Wales & West Utilities
Finance PLC,
5.125%, due 12/02/16	GBP	1,400,000	2,226,030
6.250%, due 11/30/21		500,000	837,738
WPP PLC,
6.625%, due 05/12/16	EUR	1,250,000	1,747,881

Total United Kingdom corporate bonds			60,827,113

United States: 45.45%
Abbott Laboratories,
6.000%, due 04/01/39		$400,000	459,936
Altria Group, Inc.,
9.250%, due 08/06/19		1,200,000	1,497,727
American Honda
Finance Corp.,
3.875%, due 09/16/14	EUR	1,350,000	1,739,939
American International
Group, Inc.,
0.794%, due 04/26/11[2]	EUR	450,000	526,041
4.250%, due 05/15/13		$1,450,000	1,399,250
5.950%, due 10/04/10	GBP	500,000	747,893
Anadarko Petroleum Corp.,
7.625%, due 03/15/14		$1,400,000	1,334,322
Anheuser-Busch InBev
Worldwide, Inc.,
7.750%, due 01/15/19[1]		3,050,000	3,701,974
Baltimore Gas & Electric Co.,
6.125%, due 07/01/13		650,000	725,580
Bank of America Corp.,
4.000%, due 03/28/18[2]	EUR	1,450,000	1,608,712
5.650%, due 05/01/18		$4,100,000	4,201,729
6.000%, due 09/01/17		2,000,000	2,104,662
7.375%, due 05/15/14		2,950,000	3,306,245
Burlington Northern
Santa Fe Corp.,
4.700%, due 10/01/19		1,700,000	1,800,475
Cameron International Corp.,
6.375%, due 07/15/18		1,200,000	1,238,317
Capital One Bank USA N.A.,
8.800%, due 07/15/19		400,000	499,364
	Face amount	Value

CBS Corp.,
8.200%, due 05/15/14	$1,200,000	$1,414,704
8.875%, due 05/15/19	1,600,000	2,012,989
Citigroup, Inc.,
4.750%, due 05/31/17[2]	2,475,000	2,740,387
5.625%, due 08/27/12	2,250,000	2,318,663
6.000%, due 08/15/17	5,700,000	5,920,761
Comcast Cable Holdings LLC,
9.800%, due 02/01/12	1,000,000	1,118,752
Comcast Corp.,
5.700%, due 07/01/19	1,400,000	1,539,003
ConocoPhillips,
4.600%, due 01/15/15	1,100,000	1,201,695
Consolidated Edison Co.
of New York, Inc.,
5.500%, due 12/01/39	950,000	986,202
CSX Corp.,
7.375%, due 02/01/19	1,000,000	1,224,867
DirecTV Holdings LLC,
7.625%, due 05/15/16	3,200,000	3,476,000
Dominion Resources, Inc.,
5.200%, due 08/15/19	380,000	412,001
Dow Chemical Co.,
5.900%, due 02/15/15	3,500,000	3,824,891
Duke Energy Corp.,
5.050%, due 09/15/19	900,000	959,692
Energy Transfer Partners LP,
9.700%, due 03/15/19	800,000	966,605
Enterprise Products
Operating LLC,
9.750%, due 01/31/14	800,000	965,193
Enterprise Products
Operating LP,
5.600%, due 10/15/14	700,000	759,594
Erac International Finance LLC,
5.250%, due 10/01/20[1]	600,000	606,309
ERP Operating LP, REIT,
5.750%, due 06/15/17	800,000	862,004
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21	1,250,000	1,274,930
Florida Power & Light Co.,
5.650%, due 02/01/37	650,000	712,331
General Electric Capital Corp.,
Series A,
6.750%, due 03/15/32	5,100,000	5,488,809
General Electric Capital Corp.,
0.659%, due 12/20/13[2]	450,000	430,109
3.750%, due 11/14/14	1,150,000	1,176,430
5.250%, due 02/21/12	1,500,000	1,572,444
6.000%, due 08/07/19	5,150,000	5,575,241

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

Georgia Power Co.,
5.400%, due 06/01/40		$850,000	$873,770
5.950%, due 02/01/39		350,000	385,259
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		1,350,000	1,606,682
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	EUR	950,000	1,124,385
6.150%, due 04/01/18		$3,100,000	3,247,303
7.500%, due 02/15/19		4,350,000	4,862,339
Hartford Life Institutional
Funding,
5.375%, due 01/17/12	GBP	200,000	305,416
Hewlett-Packard Co.,
6.125%, due 03/01/14		$400,000	459,521
HSBC Finance Corp.,
0.586%, due 04/24/12[2]		350,000	341,417
0.654%, due 07/19/12[2]		250,000	243,288
0.887%, due 09/14/12[2]		1,100,000	1,066,662
International Business
Machines Corp.,
7.625%, due 10/15/18		650,000	835,739
JPMorgan Chase & Co.,
4.950%, due 03/25/20		4,050,000	4,208,962
5.150%, due 10/01/15		3,390,000	3,627,056
6.300%, due 04/23/19		2,250,000	2,541,364
Kinder Morgan Energy
Partners LP,
9.000%, due 02/01/19		600,000	746,834
Kraft Foods, Inc.,
5.375%, due 02/10/20		4,300,000	4,607,669
Kroger Co./The,
6.400%, due 08/15/17		700,000	814,799
Marathon Oil Corp.,
7.500%, due 02/15/19		2,250,000	2,698,004
MetLife, Inc.,
7.717%, due 02/15/19		1,700,000	2,023,374
Metropolitan Life Global
Funding I,
5.125%, due 06/10/14[1]		650,000	706,110
Morgan Stanley,
5.450%, due 01/09/17		4,100,000	4,064,314
5.950%, due 12/28/17		4,380,000	4,435,451
New Cingular Wireless
Services, Inc.,
7.875%, due 03/01/11		1,200,000	1,254,797
8.750%, due 03/01/31		2,900,000	3,981,126
News America, Inc.,
6.900%, due 03/01/19		1,200,000	1,421,446
Nisource Finance Corp.,
10.750%, due 03/15/16		600,000	768,922
Ohio Power Co.,
4.850%, due 01/15/14		1,000,000	1,073,741
	Face amount		Value

Oncor Electric Delivery Co.
LLC,
6.375%, due 01/15/15		$2,100,000	$2,379,258
ONEOK Partners LP,
8.625%, due 03/01/19		600,000	739,168
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		1,700,000	1,896,721
PacifiCorp,
6.000%, due 01/15/39		1,200,000	1,378,495
Philip Morris International, Inc.,
5.650%, due 05/16/18		1,250,000	1,367,404
PNC Funding Corp.,
5.125%, due 02/08/20		500,000	519,908
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		350,000	409,614
Principal Financial Group, Inc.,
7.875%, due 05/15/14		500,000	578,202
8.875%, due 05/15/19		1,150,000	1,410,074
ProLogis, REIT,
6.875%, due 03/15/20		1,700,000	1,606,792
Prudential Financial, Inc.,
Series B,
4.500%, due 07/15/13		650,000	674,887
7.375%, due 06/15/19		1,180,000	1,366,387
Reynolds American, Inc.,
7.750%, due 06/01/18		1,000,000	1,153,464
Schering-Plough Corp.,
6.550%, due 09/15/37		750,000	932,925
Sempra Energy,
6.000%, due 10/15/39		850,000	901,883
SG Capital Trust III,
5.419%, due 11/10/13[2,3]	EUR	550,000	497,700
SLM Corp.,
0.933%, due 11/15/11[2]		2,100,000	2,434,763
Southwestern Electric
Power Co.,
6.200%, due 03/15/40		1,200,000	1,230,594
Swiss Re Treasury US Corp.,
6.000%, due 05/18/12		450,000	584,000
Time Warner Cable, Inc.,
6.750%, due 06/15/39		$400,000	441,889
8.250%, due 04/01/19		2,700,000	3,320,465
Unicredito Italiano Capital
Trust II,
9.200%, due 12/31/49[1,2,3]		2,050,000	1,937,250
Unicredito Italiano Capital
Trust IV,
5.396%, due 12/31/49[2,3]	GBP	750,000	783,943
Valero Energy Corp.,
10.500%, due 03/15/39		$2,000,000	2,669,962
Verizon Wireless Capital LLC,
7.625%, due 12/19/11	EUR	500,000	661,941

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount		Value

Virginia Electric and
Power Co.,
8.875%, due 11/15/38		$500,000	$725,236
Wachovia Corp.,
5.500%, due 05/01/13		2,450,000	2,659,080
Wal-Mart Stores, Inc.,
4.875%, due 09/21/29	EUR	1,550,000	2,073,431
Waste Management, Inc.,
6.125%, due 11/30/39		$320,000	346,012
WEA Finance LLC,
5.750%, due 09/02/15[1]		950,000	1,026,934
Wells Fargo & Co.,
4.375%, due 01/31/13		300,000	317,152
5.625%, due 12/11/17		4,050,000	4,427,428
Williams Partners LP,
5.250%, due 03/15/20[1]		1,700,000	1,738,364
Wyeth,
5.500%, due 02/01/14		1,300,000	1,460,341
Xcel Energy, Inc.,
4.700%, due 05/15/20		900,000	936,492

Total United States corporate bonds			178,346,681

Total corporate bonds
(cost $375,446,954)			367,308,982

Non US-government obligations: 2.59%
Japan: 1.69%
Japan Government Bond,
1.500%, due 03/20/19	JPY	405,000,000	4,817,272
1.750%, due 03/17/17		150,000,000	1,818,872

			6,636,144
	Face amount		Value

Spain: 0.90%
Instituto de Credito Oficial,
3.000%, due 03/15/11		$3,500,000	$3,507,868

Total non US-government obligations
(cost $9,900,665)			10,144,012

Supranational bond: 0.60%
Supranational: 0.60%
European Investment Bank,
1.400%, due 06/20/17
(cost $2,272,005)	JPY	200,000,000	2,349,404

Total bonds
(cost $387,619,624)			379,802,398

		Shares

Short-term investment: 1.45%
Investment company: 1.45%
UBS Cash Management Prime
Relationship Fund, 0.207%(4),(5)
(cost $5,702,236)		5,702,236	5,702,236

Total investments: 98.24%
(cost $393,321,860)			385,504,634

Cash and other assets, less liabilities: 1.76%			6,918,129

Net assets: 100.00%			$392,422,763

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,701,490
Gross unrealized depreciation	(13,518,716)

Net unrealized depreciation of investments	$(7,817,226)

[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $35,368,849 or 9.01% of net assets.

[2]	Floating rate security — The interest rates shown are the current rates as of June 30, 2010.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Investment in affiliated investment company. See notes to financial statements for additional information.
[5]	The rate shown reflects the yield at June 30, 2010.
REIT	Real estate investment trust

Currency type abbreviations:
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

Forward foreign currency contracts
UBS Global Corporate Bond Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:

					Unrealized
	Contracts to			Maturity	appreciation/
	deliver	In exchange for		date	(depreciation)

Euro	86,830,000	USD	106,720,582	09/03/10	$511,862

Great Britain Pound	25,360,000	USD	36,722,942	09/03/10	(1,167,434)

Japanese Yen	968,700,000	USD	10,721,994	09/03/10	(245,861)

Net unrealized depreciation on forward foreign currency contracts					$(901,433)

Currency type abbreviations:
USD	United States Dollar

Futures contracts
UBS Global Corporate Bond Relationship Fund had the following open futures contracts as of June 30, 2010:

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

US Treasury futures sell contracts:

5 Year US Treasury Notes, 134 contracts (USD)	September 2010	$(15,624,403)	$(15,859,109)	$(234,706)

10 Year US Treasury Notes, 103 contracts (USD)	September 2010	(12,434,540)	(12,622,328)	(187,788)

Interest rate futures sell contracts:

Long Gilt, 59 contracts (GBP)	September 2010	(10,142,954)	(10,287,949)	(144,995)

Net unrealized depreciation on futures contracts				$(567,489)

Currency type abbreviations:
GBP	Great Britain Pound
USD	United States Dollar

Swap agreements
UBS Global Corporate Bond Relationship Fund had outstanding credit default swap agreements with the following terms as of June 30, 2010:

Credit default swaps on sovereign issues – buy protection1

			Payments	Payments
	Notional	Termination	made by	received by	Upfront payments		Unrealized
Counterparty	Amount	date	the Fund[2]	the Fund	(made)/received	Value	appreciation

Deutsche Bank AG	EUR 3,150,000	12/20/15	1.0000%	—[3]	$(103,693)	$114,850	$11,157

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Saint-Gobain Nederland B. V. 5.000% bond, due 04/25/14.

UBS Global Corporate Bond Relationship Fund

Credit default swaps on corporate issues – sell protection1

			Payments	Payments			Unrealized
	Notional	Termination	made by	received by	Upfront payments		appreciation/	Credit
Counterparty	Amount	dates	the Fund	the Fund[2]	(made)/received	Value	(depreciation)	spread[3]

Deutsche Bank AG	EUR 1,250,000	12/20/15	—[4]	1.0000%	$(18,782)	$6,285	$(12,497)	0.9187%

Deutsche Bank AG	EUR 3,150,000	12/20/15	—[5]	1.0000	165,357	(130,215)	35,142	1.6862

JPMorgan Chase Bank	EUR 1,750,000	12/20/15	—[6]	1.0000	(20,777)	635	(20,142)	0.9944

					$125,798	$(123,295)	$2,503

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

[2]	Payments received are based on the notional amount.
[3]

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Total Capital SA 4.125% bond, due 01/16/13.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Eads Finance B.V. 5.500% bond, due 09/25/18.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Shell International Finance 5.200% bond, due 03/22/17.

Currency type abbreviations:
EUR	Euro

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$–	$367,308,982	$–	$367,308,982

Non US-government obligations	–	10,144,012	–	10,144,012

Supranational bond	–	2,349,404	–	2,349,404

Short-term investment	–	5,702,236	–	5,702,236

Other financial instruments[1]	(567,489)	(909,878)	–	(1,477,367)

Total	$(567,489)	$384,594,756	$–	$384,027,267

[1]	Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.
See accompanying notes to financial statements.	97

UBS High Yield Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS High Yield Relationship Fund (the “Fund”) returned 3.92%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 4.80% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund generated a positive absolute return during the reporting period but lagged the index, due largely to sector positioning.

Portfolio performance summary
What worked

•	Security selection in a number of sectors positively contributed to performance.

	–	The Fund’s holdings in the aerospace/defense, building materials and retail sectors were the largest contributors to performance during the reporting period.

•	Overall, the Fund’s exposure to lower-rated bonds was rewarded.

	–	The Fund’s overweight to securities rated CCC and below was beneficial for performance.[1] This was especially true during the first half of the period when investor risk appetite was generally robust.

What didn’t work

•	Security selection within the financial sector detracted from performance.

	–	Within the financial sector, our overweight to the strong-performing insurance subsector positively impacted results. This sector performed well as its spreads continued to narrow from elevated levels during the credit crisis. However, these positive results were more than offset by security selection in this sector. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

•	Sector positioning in a number of are as was negative for results.

	–	Our overweight exposures to the relatively poor-performing energy and technology sectors was not rewarded. The energy sector was hurt by the fallout from the devastating oil spill in the Gulf. The technology sector was negatively impacted as economic growth moderated as the reporting period progressed.

•	An overweight to B-rated securities detracted from performance as these bonds lagged the index during the reporting period.[2]
[1]	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.
[2]	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	5 years	10 years

UBS High Yield Relationship Fund	3.92%	23.94%	5.09%	5.87%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	4.80%	26.92%	7.02%	7.53%

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2010
% of net assets

Teck Resources Ltd.,
10.250%, due 05/15/16	1.4%
FireKeepers Development Authority,
13.875%, due 05/01/15	1.4
Chesapeake Energy Corp.,
9.500%, due 02/15/15	1.1
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	1.0
Intelsat Jackson Holdings Ltd.,
11.250%, due 06/15/16	1.0
Apria Healthcare Group, Inc.,
11.250%, due 11/01/14	0.9
Graham Packaging Co. LP,
9.875%, due 10/15/14	0.8
Axcan Intermediate Holdings, Inc.,
12.750%, due 03/01/16	0.8
Harrah’s Operating Co., Inc.,
11.250%, due 06/01/17	0.8
Ford Motor Credit Co. LLC,
9.875%, due 08/10/11	0.8

Total	10.0%

UBS High Yield Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Bonds		Publishing/printing	2.14%
Corporate bonds		Restaurants	0.14
Aerospace	1.15%	Services	3.21
Air transportation	0.44	Steels	1.21
Automotive & auto parts distributions	3.21	Super retail index	3.21
Banks & thrifts	3.17	Technology	5.46
Broadcasting	2.09	Telecommunications	7.94
Building materials	1.50	Textile/apparel	0.40
Cable TV	1.62	Transportation excluding air/rail	0.80
Capital goods	1.07
Chemicals	1.97	Total corporate bonds	96.22%
Consumer products	1.13
Containers	1.74
Diversified financial services	3.87	Asset-backed securities	0.15
Diversified media	1.48	Commercial mortgage-backed securities	0.25
Electric utilities	4.06
Energy	12.10	Total bonds	96.62%
Entertainment/film	0.30
Environmental	0.45
Food & drug retail	1.93	Common stocks	0.00 [1]
Food/beverage/tobacco	2.08	Preferred stock	0.00 [1]
Gaming	6.14	Warrants	0.00 [1]
Healthcare	7.51	Short-term investment	1.43
Homebuilders/real estate	2.89
Hotel	0.31	Total investments	98.05%
Insurance	3.32
Leisure	0.27
Machinery	0.47	Cash and other assets, less liabilities	1.95
Metals/mining	3.56
Paper	1.88	Net assets	100.00%

[1]	Amount represents less than 0.005%.

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

Face amount		Value

Bonds: 96.62%
Corporate bonds: 96.22%
Australia: 0.22%
FMG Finance Pty Ltd.,
10.625%, due 09/01/16[1]	$700,000	$770,000

Austria: 0.16%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	500,000	549,375

Bermuda: 1.55%
Intelsat Bermuda Ltd.,
11.250%, due 02/04/17	1,265,000	1,280,812
Intelsat Jackson Holdings Ltd.,
11.250%, due 06/15/16	3,065,000	3,264,225
Ship Finance International Ltd.,
8.500%, due 12/15/13	810,000	797,850

Total Bermuda corporate bonds		5,342,887

Canada: 3.49%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	460,000	473,800
7.750%, due 03/15/20[1]	615,000	638,062
Cascades, Inc.,
7.750%, due 12/15/17	275,000	273,625
Nova Chemicals Corp.,
8.625%, due 11/01/19	625,000	618,750
Novelis, Inc.,
7.250%, due 02/15/15	1,495,000	1,442,675
OPTI Canada, Inc.,
8.250%, due 12/15/14	980,000	852,600
9.000%, due 12/15/12[1]	600,000	606,000
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	700,000	737,625
Teck Resources Ltd.,
10.250%, due 05/15/16	4,100,000	4,838,000
10.750%, due 05/15/19	1,225,000	1,500,993

Total Canada corporate bonds		11,982,130

Cayman Islands: 0.60%
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	452,250
Seagate HDD Cayman,
6.875%, due 05/01/20[1]	825,000	783,750
XL Capital Ltd.,
6.500%, due 12/31/49[2,3]	1,195,000	824,550

Total Cayman Islands corporate bonds		2,060,550
	Face amount	Value

France: 0.16%
Cie Generale de
Geophysique-Veritas,
7.750%, due 05/15/17	$580,000	$549,550

Germany: 0.09%
UPC Germany GmbH,
8.125%, due 12/01/17[1]	300,000	294,000

Liberia: 0.27%
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	1,055,000	917,850

Luxembourg: 0.76%
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	1,450,000	1,384,750
Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]	1,200,000	1,230,000

Total Luxembourg corporate bonds		2,614,750

Netherlands: 0.53%
ING Groep NV,
5.775%, due 12/08/15[2,3]	970,000	683,850
NXP BV,
7.875%, due 10/15/14	960,000	880,800
9.500%, due 10/15/15	300,000	251,250

Total Netherlands corporate bonds		1,815,900

Russia: 0.22%
Evraz Group SA,
9.500%, due 04/24/18[1]	750,000	753,375

Spain: 0.25%
Cemex Espana Luxembourg,
9.250%, due 05/12/20[1]	998,000	868,260

United Kingdom: 2.17%
BP Capital Markets PLC,
1.550%, due 08/11/11	700,000	666,973
Global Aviation Holdings Ltd.,
14.000%, due 08/15/13[1]	875,000	905,625
Global Crossing UK Finance PLC,
10.750%, due 12/15/14	1,200,000	1,224,000
Hanson Ltd.,
6.125%, due 08/15/16	775,000	744,000
HBOS Capital Funding LP,
6.071%, due 12/31/49[1,2,3]	1,215,000	844,425
Ineos Finance PLC,
9.000%, due 05/15/15[1]	250,000	249,375

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	$879,000	$685,620
Vedanta Resources PLC,
9.500%, due 07/18/18[1]	400,000	425,000
Virgin Media Finance PLC,
9.125%, due 08/15/16	400,000	414,000
9.500%, due 08/15/16	600,000	633,750
Virgin Media Secured Finance PLC,
6.500%, due 01/15/18[1]	675,000	663,187

Total United Kingdom corporate bonds		7,455,955

United States: 85.75%
AAC Group Holding Corp.,
10.250%, due 10/01/12[1]	485,000	480,150
Accellent, Inc.,
8.375%, due 02/01/17[1]	1,050,000	1,029,000
ACCO Brands Corp.,
10.625%, due 03/15/15	275,000	298,375
Advanced Micro Devices, Inc.,
8.125%, due 12/15/17[1]	510,000	507,450
AES Corp.,
8.000%, due 06/01/20	2,210,000	2,221,050
Affinion Group, Inc.,
10.125%, due 10/15/13	1,295,000	1,327,375
AK Steel Corp.,
7.625%, due 05/15/20	700,000	679,000
Allison Transmission, Inc.,
11.000%, due 11/01/15[1]	550,000	576,125
Ally Financial, Inc.,
7.250%, due 03/02/11	1,670,000	1,691,551
8.000%, due 03/15/20[1]	1,400,000	1,368,500
8.000%, due 11/01/31	765,000	705,713
8.300%, due 02/12/15[1]	1,650,000	1,670,625
AMC Entertainment, Inc.,
8.750%, due 06/01/19	1,020,000	1,025,100
American Achievement Corp.,
8.250%, due 04/01/12[1]	850,000	843,625
American Axle & Manufacturing
Holdings, Inc.,
9.250%, due 01/15/17[1]	500,000	515,000
American General
Institutional Capital A,
7.570%, due 12/01/45[1]	1,650,000	1,369,500
American International
Group, Inc.,
8.175%, due 05/15/58[2]	2,110,000	1,666,900
Ameristar Casinos, Inc.,
9.250%, due 06/01/14	875,000	916,563
Amsted Industries, Inc.,
8.125%, due 03/15/18[1]	245,000	244,388
	Face amount	Value

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	$400,000	$344,279
Apria Healthcare Group, Inc.,
11.250%, due 11/01/14[1]	2,805,000	2,987,325
12.375%, due 11/01/14[1]	500,000	533,750
Aquilex Holdings LLC,
11.125%, due 12/15/16[1]	260,000	260,000
ARAMARK Corp.,
8.500%, due 02/01/15	2,520,000	2,545,200
ArvinMeritor, Inc.,
8.125%, due 09/15/15	520,000	499,200
10.625%, due 03/15/18	650,000	689,000
Ashland, Inc.,
9.125%, due 06/01/17	645,000	706,275
Aspect Software, Inc.,
10.625%, due 05/15/17[1]	255,000	255,000
Atlas Pipeline Partners LP,
8.125%, due 12/15/15	1,180,000	1,085,600
8.750%, due 06/15/18	1,125,000	1,046,250
ATP Oil & Gas Corp.,
11.875%, due 05/01/15[1]	225,000	163,125
Avis Budget Group, Inc.,
9.625%, due 03/15/18[1]	380,000	383,800
Axcan Intermediate Holdings, Inc.,
9.250%, due 03/01/15	1,825,000	1,861,500
12.750%, due 03/01/16	2,795,000	2,829,938
Baldor Electric Co.,
8.625%, due 02/15/17	460,000	476,100
Ball Corp.,
6.750%, due 09/15/20	150,000	151,500
BankAmerica Capital II,
8.000%, due 12/15/26	1,576,000	1,528,720
Beazer Homes USA, Inc.,
6.875%, due 07/15/15	330,000	289,575
8.125%, due 06/15/16	500,000	447,500
Belden, Inc.,
9.250%, due 06/15/19[1]	425,000	448,375
Berry Plastics Corp.,
8.250%, due 11/15/15	550,000	545,875
8.875%, due 09/15/14	400,000	385,000
Biomet, Inc.,
10.375%, due 10/15/17[4]	1,765,000	1,897,375
11.625%, due 10/15/17	1,777,000	1,923,603
Boise Paper Holdings LLC,
9.000%, due 11/01/17[1]	280,000	288,400
Bon-Ton Department
Stores, Inc.,
10.250%, due 03/15/14	375,000	368,438
Brocade Communications
Systems, Inc.,
6.875%, due 01/15/20[1]	300,000	297,750

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Brunswick Corp.,
11.250%, due 11/01/16[1]	$275,000	$302,500
Bumble Bee Foods LLC,
7.750%, due 12/15/15[1]	500,000	503,125
Cablevision Systems Corp.,
8.625%, due 09/15/17[1]	1,150,000	1,173,000
Calpine Construction
Finance Co. LP,
8.000%, due 06/01/16[1]	835,000	853,787
Capella Healthcare, Inc.,
9.250%, due 07/01/17[1]	240,000	242,400
Carriage Services, Inc.,
7.875%, due 01/15/15	1,115,000	1,087,125
Case New Holland, Inc.,
7.750%, due 09/01/13	1,000,000	1,022,500
Casella Waste Systems, Inc.,
11.000%, due 07/15/14[1]	525,000	567,000
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	775,000	868,000
Cellu Tissue Holdings, Inc.,
11.500%, due 06/01/14	450,000	486,000
Cemex Finance LLC,
9.500%, due 12/14/16[1]	675,000	651,375
Cengage Learning
Acquisitions, Inc.,
10.500%, due 01/15/15[1]	550,000	511,500
Cenveo Corp.,
8.875%, due 02/01/18	1,100,000	1,056,000
Chesapeake Energy Corp.,
7.250%, due 12/15/18	80,000	82,600
9.500%, due 02/15/15	3,260,000	3,602,300
Cincinnati Bell, Inc.,
8.250%, due 10/15/17	800,000	748,000
CIT Group, Inc.,
7.000%, due 05/01/13	870,000	833,025
7.000%, due 05/01/17	2,695,000	2,425,500
10.250%, due 05/01/14	715,000	732,875
10.250%, due 05/01/16	860,000	881,500
7.000%, due 05/01/16	2,005,000	1,829,562
Citigroup Capital XXI,
8.300%, due 12/21/57[2]	2,210,000	2,152,403
Clean Harbors, Inc.,
7.625%, due 08/15/16	925,000	950,437
Clear Channel
Communications, Inc.,
6.250%, due 03/15/11	1,125,000	1,082,812
7.250%, due 10/15/27	515,000	236,900
10.750%, due 08/01/16	750,000	526,875
	Face amount	Value

Clear Channel Worldwide
Holdings, Inc.,
9.250%, due 12/15/17[1]	$410,000	$412,050
9.250%, due 12/15/17[1]	100,000	99,500
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	500,000	498,125
12.000%, due 12/01/15[1]	1,630,000	1,615,737
CMP Susquehanna Corp.,
16.612%, due 05/15/14[5,6]	60,000	21,300
Community Health Systems, Inc.,
8.875%, due 07/15/15	810,000	835,313
Comstock Resources, Inc.,
8.375%, due 10/15/17	410,000	406,412
Consol Energy, Inc.,
8.000%, due 04/01/17[1]	480,000	495,600
Constellation Brands, Inc.,
8.375%, due 12/15/14	1,410,000	1,501,650
CPM Holdings, Inc.,
10.625%, due 09/01/14[1]	550,000	580,937
Cricket Communications, Inc.,
10.000%, due 07/15/15	1,750,000	1,828,750
Crosstex Energy LP,
8.875%, due 02/15/18	1,160,000	1,158,550
CSC Holdings LLC,
8.625%, due 02/15/19[1]	550,000	578,187
DAE Aviation Holdings, Inc.,
11.250%, due 08/01/15[1]	750,000	742,500
Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	1,430,000	1,526,525
Deluxe Corp.,
5.000%, due 12/15/12	1,180,000	1,144,600
Denbury Resources, Inc.,
8.250%, due 02/15/20	548,000	572,660
9.750%, due 03/01/16	1,425,000	1,539,000
Developers Diversified
Realty Corp.,
9.625%, due 03/15/16	935,000	1,014,447
DISH DBS Corp.,
7.750%, due 05/31/15	1,255,000	1,292,650
Dollar General Corp.,
11.875%, due 07/15/17[4]	1,335,000	1,516,894
Domtar Corp.,
7.875%, due 10/15/11	77,000	80,946
DuPont Fabros Technology LP, REIT,
8.500%, due 12/15/17[1]	1,585,000	1,624,625
Dycom Investments, Inc.,
8.125%, due 10/15/15	600,000	591,000
Dynegy Holdings, Inc.,
7.750%, due 06/01/19	1,750,000	1,209,688

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

E*Trade Financial Corp.,
12.500%, due 11/30/17[4]	$1,227,000	$1,303,687
Edgen Murray Corp.,
12.250%, due 01/15/15[1]	575,000	485,875
Edison Mission Energy,
7.000%, due 05/15/17	2,275,000	1,456,000
El Paso Corp.,
7.750%, due 01/15/32	1,000,000	988,223
7.800%, due 08/01/31	1,950,000	1,927,208
8.250%, due 02/15/16	1,025,000	1,073,687
12.000%, due 12/12/13	510,000	587,775
Encore Acquisition Co.,
9.500%, due 05/01/16	430,000	455,800
Energy Future Holdings Corp.,
10.875%, due 11/01/17	2,325,000	1,720,500
Equinix, Inc.,
8.125%, due 03/01/18	1,075,000	1,099,187
11.250%, due 02/01/14	790,000	799,875
Ferrellgas Partners-LP,
6.750%, due 05/01/14	830,000	813,400
8.625%, due 06/15/20	950,000	950,000
9.125%, due 10/01/17[1]	1,000,000	1,042,500
FireKeepers Development
Authority,
13.875%, due 05/01/15[1]	4,100,000	4,735,500
First Data Corp.,
9.875%, due 09/24/15	2,720,000	2,056,450
10.550%, due 09/24/15[4]	342,143	250,620
Ford Motor Credit Co. LLC,
8.700%, due 10/01/14	1,660,000	1,730,034
9.875%, due 08/10/11	2,500,000	2,630,605
12.000%, due 05/15/15	1,100,000	1,273,361
Forest Oil Corp.,
8.500%, due 02/15/14	560,000	583,800
Freedom Group, Inc.,
10.250%, due 08/01/15[1]	840,000	873,600
10.250%, due 08/01/15[1]	240,000	249,600
Freeport-McMoRan
Copper & Gold, Inc.,
8.375%, due 04/01/17	905,000	995,500
Freescale Semiconductor, Inc.,
9.250%, due 04/15/18[1]	500,000	493,750
10.125%, due 12/15/16	2,200,000	1,760,000
10.125%, due 03/15/18[1]	500,000	510,000
Frontier Communications Corp.,
8.250%, due 04/15/17[1]	1,170,000	1,174,387
8.500%, due 04/15/20[1]	270,000	270,675
9.000%, due 08/15/31	2,545,000	2,360,488
Genworth Financial, Inc.,
6.150%, due 11/15/66[2]	855,000	583,537
Geo Group, Inc.,
7.750%, due 10/15/17[1]	350,000	352,625
	Face amount	Value

Geokinetics Holdings, Inc.,
9.750%, due 12/15/14[1]	$805,000	$688,275
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	125,000	126,875
Georgia-Pacific LLC,
8.250%, due 05/01/16[1]	1,225,000	1,306,156
8.875%, due 05/15/31	630,000	685,125
Glen Meadow
Pass-Through Trust,
6.505%, due 02/12/67[1,2]	1,800,000	1,293,750
Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	1,460,000	1,587,750
Graham Packaging Co. LP,
9.875%, due 10/15/14	2,805,000	2,868,112
Graphic Packaging
International, Inc.,
9.500%, due 08/15/13	1,030,000	1,048,025
9.500%, due 06/15/17	50,000	52,250
Great Atlantic & Pacific Tea Co.,
11.375%, due 08/01/15[1]	1,475,000	1,227,938
Gulfmark Offshore, Inc.,
7.750%, due 07/15/14	900,000	855,000
GXS Worldwide, Inc.,
9.750%, due 06/15/15[1]	700,000	668,500
Harland Clarke Holdings Corp.,
6.000%, due 05/15/15	1,240,000	1,001,300
9.500%, due 05/15/15	1,800,000	1,638,000
Harrah’s Operating Co., Inc.,
10.000%, due 12/15/18	1,650,000	1,353,000
11.250%, due 06/01/17	2,640,000	2,778,600
Hartford Financial Services
Group, Inc.,
8.125%, due 06/15/38[2]	685,000	621,637
HCA, Inc.,
7.250%, due 09/15/20	925,000	929,625
9.125%, due 11/15/14	1,120,000	1,171,800
9.250%, due 11/15/16	1,955,000	2,072,300
9.625%, due 11/15/16[4]	2,148,014	2,298,375
Helix Energy Solutions
Group, Inc.,
9.500%, due 01/15/16[1]	1,770,000	1,628,400
Hertz Corp.,
10.500%, due 01/01/16	1,040,000	1,079,000
Hexion US Finance Corp.,
9.750%, due 11/15/14	1,075,000	1,015,875
Hilcorp Finance Co.,
8.000%, due 02/15/20[1]	370,000	365,375
Host Hotels & Resorts LP,
9.000%, due 05/15/17	1,000,000	1,070,000
Huntsman International LLC,
5.500%, due 06/30/16[1]	600,000	525,000

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Icahn Enterprises LP,
8.000%, due 01/15/18[1]	$875,000	$848,750
ILFC E-Capital Trust I,
5.900%, due 12/21/65[1,2]	1,390,000	891,338
Inergy LP,
8.250%, due 03/01/16	1,545,000	1,564,313
8.750%, due 03/01/15	975,000	992,062
ING Capital Funding Trust III,
8.439%, due 12/31/10[2,3]	985,000	856,950
Ingles Markets, Inc.,
8.875%, due 05/15/17	1,815,000	1,846,762
Insight Communications
Co., Inc.,
9.375%, due 07/15/18[1]	200,000	200,000
Interface, Inc., Series B,
11.375%, due 11/01/13	635,000	711,200
International Lease
Finance Corp.,
8.625%, due 09/15/15[1]	1,125,000	1,065,937
8.750%, due 03/15/17[1]	530,000	502,175
Invista,
9.250%, due 05/01/12[1]	722,000	732,830
Iron Mountain, Inc.,
8.375%, due 08/15/21	1,350,000	1,377,000
Jabil Circuit, Inc.,
8.250%, due 03/15/18	500,000	530,000
Jacobs Entertainment, Inc.,
9.750%, due 06/15/14	1,650,000	1,534,500
JC Penney Corp., Inc.,
7.125%, due 11/15/23	600,000	633,000
K Hovnanian Enterprises, Inc.,
10.625%, due 10/15/16	615,000	615,000
KB Home,
5.750%, due 02/01/14	155,000	141,825
5.875%, due 01/15/15	320,000	284,800
6.250%, due 06/15/15	920,000	818,800
Kemet Corp.,
10.500%, due 05/01/18[1]	375,000	371,250
Key Energy Services, Inc.,
8.375%, due 12/01/14	1,450,000	1,440,937
Knight Ridder, Inc.,
4.625%, due 11/01/14	650,000	531,375
Land O’Lakes Capital Trust I,
7.450%, due 03/15/28[1]	1,500,000	1,290,000
Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	465,000	481,275
Level 3 Financing, Inc.,
9.250%, due 11/01/14	500,000	453,750
10.000%, due 02/01/18[1]	425,000	376,125
Levi Strauss & Co.,
7.625%, due 05/15/20[1]	900,000	882,000
	Face amount	Value

Libbey Glass, Inc.,
10.000%, due 02/15/15[1]	$275,000	$284,625
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	890,000	729,800
10.750%, due 06/15/58[1,2]	1,400,000	1,512,000
Limited Brands, Inc.,
7.600%, due 07/15/37	425,000	388,875
8.500%, due 06/15/19	725,000	781,188
Lincoln National Corp.,
7.000%, due 05/17/66[2]	1,475,000	1,227,938
Linn Energy LLC,
11.750%, due 05/15/17	680,000	771,800
Macy’s Retail Holdings, Inc.,
5.900%, due 12/01/16	2,180,000	2,185,450
Mantech International Corp.,
7.250%, due 04/15/18[1]	150,000	151,500
Marquette Transportation
Finance Corp.,
10.875%, due 01/15/17[1]	450,000	441,000
Massey Energy Co.,
6.875%, due 12/15/13	750,000	732,188
McClatchy Co.,
11.500%, due 02/15/17[1]	525,000	532,875
McJunkin Red Man Corp.,
9.500%, due 12/15/16[1]	1,565,000	1,518,050
Media General, Inc.,
11.750%, due 02/15/17[1]	600,000	609,000
Mediacom LLC,
9.125%, due 08/15/19	275,000	265,375
Meritage Homes Corp.,
6.250%, due 03/15/15	275,000	259,875
MetroPCS Wireless, Inc.,
9.250%, due 11/01/14	1,655,000	1,704,650
MGM Resorts International,
9.000%, due 03/15/20[1]	515,000	529,162
10.375%, due 05/15/14	560,000	609,000
11.125%, due 11/15/17	1,735,000	1,912,837
13.000%, due 11/15/13	451,000	519,777
Michael Foods, Inc.,
9.750%, due 07/15/18[1]	470,000	482,925
Michaels Stores, Inc.,
11.375%, due 11/01/16	1,000,000	1,040,000
Midwest Gaming Borrower LLC,
11.625%, due 04/15/16[1]	500,000	491,250
Mirant Americas Generation LLC,
9.125%, due 05/01/31	1,728,000	1,589,760
Mobile Mini, Inc.,
9.750%, due 08/01/14	550,000	562,375
Momentive Performance
Materials, Inc.,
9.750%, due 12/01/14	270,000	255,150

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

11.500%, due 12/01/16	$660,000	$582,450
12.500%, due 06/15/14	300,000	327,000
Murray Energy Corp.,
10.250%, due 10/15/15[1]	550,000	547,250
Mylan, Inc.,
7.625%, due 07/15/17[1]	550,000	561,000
7.875%, due 07/15/20[1]	550,000	561,000
Nalco Co.,
8.875%, due 11/15/13	895,000	917,375
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17[1]	650,000	654,875
Navistar International Corp.,
8.250%, due 11/01/21	550,000	558,250
NB Capital Trust II,
7.830%, due 12/15/26	380,000	364,800
Neiman Marcus Group, Inc.,
9.000%, due 10/15/15[4]	348,011	348,881
10.375%, due 10/15/15	375,000	381,563
New Communications
Holdings Inc.,
7.875%, due 04/15/15[1]	800,000	806,000
NewPage Corp.,
11.375%, due 12/31/14	325,000	294,938
Nexstar Broadcasting, Inc.,
7.000%, due 01/15/14[1,4]	185	165
8.875%, due 04/15/17[1]	400,000	402,000
Nextel Communications, Inc.,
6.875%, due 10/31/13	590,000	571,563
7.375%, due 08/01/15	1,645,000	1,562,750
Nielsen Finance LLC,
0.000%, due 08/01/16[7]	820,000	781,050
11.625%, due 02/01/14	450,000	491,625
North American Energy
Alliance LLC,
10.875%, due 06/01/16[1]	815,000	839,450
NRG Energy, Inc.,
7.250%, due 02/01/14	450,000	456,188
7.375%, due 02/01/16	1,685,000	1,676,575
8.500%, due 06/15/19	235,000	238,819
Owens-Brockway Glass
Container, Inc.,
7.375%, due 05/15/16	465,000	484,763
PAETEC Holding Corp.,
8.875%, due 06/30/17	725,000	725,000
Patriot Coal Corp.,
8.250%, due 04/30/18	525,000	505,312
Peninsula Gaming LLC,
8.375%, due 08/15/15	350,000	348,688
PetroHawk Energy Corp.,
7.875%, due 06/01/15	900,000	902,250
10.500%, due 08/01/14	1,720,000	1,849,000
	Face amount	Value

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	$1,085,000	$1,131,112
Plains Exploration &
Production Co.,
7.625%, due 06/01/18	528,000	516,120
10.000%, due 03/01/16	1,520,000	1,626,400
PLY Gem Industries, Inc.,
11.750%, due 06/15/13	1,500,000	1,567,500
Pokagon Gaming Authority,
10.375%, due 06/15/14[1]	1,606,000	1,662,210
Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	865,000	901,763
Quicksilver Resources, Inc.,
9.125%, due 08/15/19	750,000	761,250
11.750%, due 01/01/16	525,000	578,812
Quiksilver, Inc.,
6.875%, due 04/15/15	540,000	490,725
QVC, Inc.,
7.375%, due 10/15/20[1]	300,000	291,750
Qwest Capital Funding, Inc.,
7.750%, due 02/15/31	750,000	693,750
Qwest Communications
International, Inc.,
7.125%, due 04/01/18[1]	25,000	24,938
Qwest Corp.,
8.375%, due 05/01/16	1,000,000	1,092,500
Radiation Therapy Services, Inc.,
9.875%, due 04/15/17[1]	500,000	480,000
RBS Global, Inc.,
8.500%, due 05/01/18[1]	600,000	582,000
Realogy Corp.,
10.500%, due 04/15/14	1,210,000	1,025,475
Residential Capital LLC,
9.625%, due 05/15/15	525,000	517,125
Reynolds Group Issuer, Inc.,
7.750%, due 10/15/16[1]	325,000	317,687
8.500%, due 05/15/18[1]	500,000	490,625
Rite Aid Corp.,
9.500%, due 06/15/17	1,500,000	1,188,750
10.375%, due 07/15/16	1,075,000	1,084,406
RRI Energy, Inc.,
6.750%, due 12/15/14	652,000	658,520
Ryerson, Inc.,
12.000%, due 11/01/15	655,000	669,738
Ryland Group, Inc.,
6.625%, due 05/01/20	1,100,000	1,009,250
Salem Communications Corp.,
9.625%, due 12/15/16	489,000	503,670
Sally Holdings LLC,
10.500%, due 11/15/16	495,000	529,650

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

SandRidge Energy, Inc.,
8.750%, due 01/15/20[1]	$750,000	$712,500
9.875%, due 05/15/16[1]	890,000	903,350
Sanmina-SCI Corp.,
8.125%, due 03/01/16	1,905,000	1,876,425
Sealy Mattress Co.,
10.875%, due 04/15/16[1]	486,000	537,030
Severstal Columbus LLC,
10.250%, due 02/15/18[1]	450,000	464,625
Sheridan Group, Inc.,
10.250%, due 08/15/11	2,025,000	2,002,219
Shingle Springs Tribal
Gaming Authority,
9.375%, due 06/15/15[1]	1,535,000	1,216,487
Sinclair Broadcast Group, Inc.,
8.000%, due 03/15/12	1,550,000	1,513,187
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	585,000	590,850
Sitel LLC,
11.500%, due 04/01/18[1]	675,000	624,375
Smithfield Foods, Inc.,
10.000%, due 07/15/14[1]	440,000	487,300
Southern States Cooperative, Inc.,
11.250%, due 05/15/15[1]	325,000	312,000
Spirit Aerosystems, Inc.,
7.500%, due 10/01/17	550,000	539,000
Sprint Capital Corp.,
8.750%, due 03/15/32	1,260,000	1,203,300
SPX Corp.,
7.625%, due 12/15/14	1,470,000	1,510,425
SquareTwo Financial Corp.,
11.625%, due 04/01/17[1]	1,525,000	1,443,031
Standard Pacific Corp.,
9.250%, due 04/15/12	545,000	547,725
10.750%, due 09/15/16	450,000	481,500
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	3,440,000	3,551,800
10.625%, due 05/15/15	397,000	424,294
SUPERVALU, Inc.,
8.000%, due 05/01/16	1,265,000	1,252,350
Susser Holdings LLC,
8.500%, due 05/15/16[1]	250,000	250,000
Swift Energy Co.,
8.875%, due 01/15/20	525,000	517,125
Tenneco, Inc., Series B,
10.250%, due 07/15/13	345,000	353,194
Terremark Worldwide, Inc.,
12.000%, due 06/15/17	855,000	961,875
Tesoro Corp.,
9.750%, due 06/01/19	950,000	985,625
	Face amount	Value

Texas Competitive
Electric Holdings Co.
LLC, Series A,
10.250%, due 11/01/15	$1,625,000	$1,072,500
Texas Industries, Inc.,
7.250%, due 07/15/13	620,000	599,850
Toll Brothers Finance Corp.,
8.910%, due 10/15/17	470,000	524,152
Toys R Us Property Co. LLC,
8.500%, due 12/01/17[1]	950,000	973,750
TransDigm, Inc.,
7.750%, due 07/15/14[1]	305,000	305,000
Trimas Corp.,
9.750%, due 12/15/17[1]	100,000	101,250
Triumph Group, Inc.,
8.000%, due 11/15/17	225,000	214,875
Tropicana Entertainment LLC,
9.625%, due 12/15/14[8]	1,250,000	94
TRW Automotive, Inc.,
7.000%, due 03/15/14[1]	610,000	603,900
Tube City IMS Corp.,
9.750%, due 02/01/15	1,035,000	1,001,362
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1]	1,450,000	1,297,750
Tyson Foods, Inc.,
10.500%, due 03/01/14	765,000	891,225
Umbrella Acquisition, Inc.,
9.750%, due 03/15/15[1]	1,359,986	1,132,188
Unisys Corp.,
12.750%, due 10/15/14[1]	1,175,000	1,313,063
United Rentals North America, Inc.,
7.750%, due 11/15/13	1,685,000	1,638,662
United States Steel Corp.,
7.375%, due 04/01/20	600,000	593,250
Universal Hospital Services, Inc.,
8.500%, due 06/01/15[4]	125,000	123,125
Univision Communications, Inc.,
12.000%, due 07/01/14[1]	575,000	616,688
US Oncology, Inc.,
9.125%, due 08/15/17	615,000	631,913
Vanguard Health Holding
Co. II LLC,
8.000%, due 02/01/18	925,000	888,000
Verso Paper Holdings LLC,
Series B,
9.125%, due 08/01/14	1,450,000	1,384,750
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	825,000	829,125

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

West Corp.,
11.000%, due 10/15/16	$700,000	$712,250
Windstream Corp.,
8.625%, due 08/01/16	1,515,000	1,526,362
WMG Acquisition Corp.,
9.500%, due 06/15/16	1,745,000	1,858,425
Yankee Acquisition Corp.,
Series B,
8.500%, due 02/15/15	395,000	399,444
9.750%, due 02/15/17	980,000	997,150
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	1,110,000	1,189,088
Zions Bancorp.,
5.500%, due 11/16/15	580,000	523,450

Total United States corporate bonds		294,618,400

Total corporate bonds
(cost $314,387,940)		330,592,982

Asset-backed securities: 0.15%
United States: 0.15%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.547%, due 08/25/35[2]	490,424	462,197
Countrywide Asset-Backed
Certificates, Series 2006-20,
Class 2A1,
0.397%, due 04/25/47[2]	46,830	46,302

Total asset-backed securities
(cost $424,178)		508,499

Commercial mortgage-backed securities: 0.25%
United States: 0.25%
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AJ,
5.677%, due 12/10/49[2]	925,000	337,733
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class C,
5.999%, due 08/10/45[2]	1,810,000	270,471
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C33, Class AM,
6.099%, due 02/15/51[2]	300,000	234,556

Total commercial mortgage-backed securities
(cost $978,369)		842,760

Total bonds
(cost $315,790,487)		331,944,241
	Shares	Value

Common stocks–0.00%[9]
United States–0.00%[9]
Pliant Corp.*[5,6,10]	5	$0
Vertis Holdings, Inc.*[5,6]	12,614	0
Xanadoo Co., Class A*[5]	23	10,350

Total common stocks
(cost $86,272)		10,350

Preferred stock: 0.00%[9]
United States–0.00%[9]
CMP Susquehanna Radio Holdings
Corp., Series A*[1,2,5,6,10]
(cost $162)	13,993	140

	Number of
	warrants

Warrants–0.00%[9]
CMP Susquehanna Radio
Holdings Corp.
strike @ USD 0.01,
expires 03/26/19*[5,6]	15,990	160

Total warrants
(cost $162)		160

	Shares

Short-term investment: 1.43%
Investment company: 1.43%
UBS Cash Management Prime Relationship Fund, 0.207%[11,12]
(cost $4,917,143)	4,917,143	4,917,143

Total investments: 98.05%
(cost $320,794,226)		336,872,034

Cash and other assets,
less liabilities: 1.95%		6,712,608

Net assets: 100.00%		$343,584,642

UBS High Yield Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,914,655
Gross unrealized depreciation	(5,836,847)

Net unrealized appreciation of investments	$16,077,808

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $97,100,653 or 28.26% of net assets.
[2]	Floating rate security—The interest rates shown are the current rates as of June 30, 2010.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Security is illiquid. At June 30, 2010, the value of these securities amounted to $31,950 or 0.01% of net assets.
[6]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2010, the value of these securities amounted to $21,600 or 0.01% of net assets.
[7]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2010. Maturity date disclosed is the ultimate maturity date.
[8]	Security is in default.
[9]	Amount represents less than 0.005%.
[10]	These securities, which represent 0.00% of net assets as of June 30, 2010, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		06/30/10
			cost as a	06/30/10	Market value
	Acquisition	Acquisition	percentage of	Market	as a percentage
Restricted security	dates	cost	net assets	value	of net assets

CMP Susquehanna Radio Holdings Corp.,
Series A	03/31/09	$162	0.00%[1]	$140	0.00%[1]

Pliant Corp.	10/02/00	0	0.00%	0	0.00%

		$162	0.00%[1]	$140	0.00%[1]

[1]	Amount represents less than 0.005%.

[11]	Investment in affiliated investment company. See notes to financial statements for additional information.
[12]	The rate shown reflects the yield at June 30, 2010.

GS	Goldman Sachs
REIT	Real estate investment trust

Currency type abbreviation:
USD	United States Dollar

UBS High Yield Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$330,571,682	$21,300	$330,592,982

Asset-backed securities	—	508,499	—	508,499

Commercial mortgage-backed securities	—	842,760	—	842,760

Common stocks	10,350	—	0	10,350

Preferred stock	—	—	140	140

Warrants	—	—	160	160

Short-term investment	—	4,917,143	—	4,917,143

Total	$10,350	$336,840,084	$21,600	$336,872,034

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Corporate	Common	Preferred
	bonds	stocks	stock	Warrants	Total

Assets
Beginning balance	$27,600	$0	$140	$160	$27,900

Total gains or losses (realized/unrealized)
included in earnings	(6,300)	—	—	—	(6,300)

Purchases, sales, issuances,
and settlements (net)	—	—	—	—	—

Transfers in and/or out of Level 3	—	0	—	0	—

Ending balance	$21,300	$0	$140	$160	$21,600

The amount of total gains or losses
for the period included in earnings
attributable to the change in unrealized
gains or losses relating to investments
still held at 06/30/10.	$(369,720)	$0	$(22)	$(2)	$(369,744)

See accompanying notes to financial statements.	111

UBS Opportunistic Emerging Markets
Debt Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 5.42%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 5.37%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 4.38%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a solid absolute return.

Portfolio performance summary
What worked

•	Security selection contributed to the Fund’s performance. While a portion of our gains were given back during the flight to quality in the last two months of the reporting period, security selection generated solid overall results. The positive performance largely occurred during the first quarter of 2010. In particular, our selection of Indonesian US dollar-denominated debt and investments in United Arab Emirates quasi-sovereigns enhanced the Fund’s performance. In addition, the Fund’s exposure to longer-term Brazilian inflation-linked bonds was rewarded when yields declined globally.

•	Currency exposures were positive for Fund performance. Meaningful exposures to the Mexican peso and Indonesian rupiah, as well as a position in the Colombian peso, contributed to performance.

What didn’t work

•	The Fund’s position in Greece detracted from performance. We initiated this position in January 2010, when Greece’s sovereign debt spreads widened over concerns about its economic and financial weakness. (Spread measures the difference between the yields of two bonds; in this case, the difference between Greece’s sovereign debt and euro-denominated German bunds.) We viewed these spreads as being attractive since, in our opinion, we felt they were the result of the markets’ overly negative view of Greece’s credit. However, when it was revealed that Greece’s fiscal deficit was larger than previously reported, spreads widened further. The situation escalated to the point where, in May, Greece seemed unable to roll over its maturing debt. Only massive financial help from the European Union (EU) and the International Monetary Fund (IMF) made it possible for Greece to do so. Since then, spreads have stabilized at lower levels. We continue to hold the position as we believe these current spread levels continue to imply a very high default probability—a scenario we think is now much less likely to materialize due to continued IMF/EU support and the fiscal measures Greece has taken to tighten its deficit in the past few months.

•	Exposures to several higher-risk countries hurt Fund performance. The Fund’s debt positions issued by Argentinaand Russia, and certain securities issued by Venezuela, performed poorly during the second half of the reporting period as their spreads widened, due to uncertainties in Southern Europe and the subsequent decline in the euro.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets
Debt Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	5.42%	16.98%	9.78%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	5.37%	17.90%	8.87%

Emerging Markets Debt Benchmark Index[3]	4.38%	16.72%	9.86%

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

113

UBS Opportunistic Emerging Markets
Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2010
% of net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	13.1%
Republic of Turkey,
10.000%, due 02/15/12	9.3
Johor Corp.,
1.000%, due 07/31/12	7.8
Majapahit Holding BV,
7.750%, due 10/17/16	7.2
Sri Lanka Government Bond,
8.862%, due 03/11/11	6.2
State of Qatar,
6.400%, due 01/20/40	6.0
Majapahit Holding BV,
7.875%, due 06/29/37	5.1
Notas do Tesouro Nacional, Series F,
10.000%, due 01/01/21	5.0
Federation of Russia,
5.000%, due 04/29/20	4.9
Republic of Venezuela,
8.250%, due 10/13/24	4.2

Total	68.8%

Country exposure, top five (unaudited)
As of June 30, 2010
% of net assets

Brazil	18.1%
Indonesia	12.3
Sri Lanka	10.3
Turkey	9.3
Venezuela	8.9

Total	58.9%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Chemicals	1.15%
Diversified financial services	3.82
Electric utilities	16.40
Real estate management & development	7.82

Total corporate bonds	29.19%

Non US-government obligations	56.23
Structured notes	10.26

Total bonds	95.68%

Short-term investment	2.20

Total investments	97.88%

Cash and other assets, less liabilities	2.12

Net assets	100.00%

UBS Opportunistic Emerging Markets
Debt Relationship Fund
Portfolio of investments

June 30, 2010

	Face amount		Value

Bonds: 95.68%
Corporate bonds: 29.19%
Cayman Islands: 4.97%
ADCB Finance Cayman Ltd.,
4.750%, due 10/08/14[1]		$1,000,000	$990,000
Lumena Resources Corp.,
12.000%, due 10/27/14[1]		350,000	298,210

Total Cayman Islands corporate bonds			1,288,210

Indonesia: 12.34%
Majapahit Holding BV,
7.750%, due 10/17/16[2]		1,700,000	1,870,000
7.875%, due 06/29/37[2]		1,300,000	1,326,000

Total Indonesia corporate bonds			3,196,000

Malaysia: 7.82%
Johor Corp.,
1.000%, due 07/31/12[3]	MYR	5,600,000	2,023,784

United Arab Emirates: 4.06%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36[1]		$950,000	907,250
6.500%, due 10/27/36[2]		150,000	143,250

Total United Arab Emirates
corporate bonds			1,050,500

Total corporate bonds
(cost $6,403,286)			7,558,494
Non US-government obligations: 56.23%
Argentina: 3.51%
Republic of Argentina,
7.000%, due 03/28/11		$500,000	504,000
11.000%, due 12/04/05[4,5]		940,000	404,200

			908,200
Brazil: 18.09%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[6]	BRL	3,300,000	3,390,771
Series F,
10.000%, due 01/01/21		2,700,000	1,294,022

			4,684,793

Greece: 0.84%
Hellenic Republic,
2.900%, due 07/25/25[6]	EUR	461,788	216,556

Hungary: 0.84%
Hungary Government Bond,
6.500%, due 06/24/19	HUF	55,000,000	217,886
	Face amount		Value

Poland: 3.93%
Poland Government Bond,
5.750%, due 04/25/14	PLN	3,400,000	$1,018,291

Qatar: 5.95%
State of Qatar,
6.400%, due 01/20/40[1]		$1,450,000	1,540,625

Russia 4.84%
Federation of Russia,
5.000%, due 04/29/20[2]		1,300,000	1,254,500

Turkey: 9.32%
Republic of Turkey,
10.000%, due 02/15/12[6]	TRY	3,452,470	2,412,706

Venezuela: 8.91%
Republic of Venezuela,
5.375%, due 08/07/10[2]		$400,000	397,000
5.750%, due 02/26/16[2]		1,300,000	819,000
8.250%, due 10/13/24[2]		1,900,000	1,092,500

			2,308,500

Total non US-government obligations
(cost $14,761,970)			14,562,057

Structured notes: 10.26%
Sri Lanka: 10.26%
Sri Lanka Government Bond,
8.862%, due 03/11/11[7]		1,700,000	1,606,364
8.891%, due 08/20/10[7]		1,050,000	1,050,021

Total structured notes
(cost $2,638,371)			2,656,385

Total bonds
(cost $23,803,627)			24,776,936

		Shares

Short-term investment: 2.20%
Investment company: 2.20%
UBS Cash Management Prime
Relationship Fund, 0.207%[8,9]
(cost $569,835)		569,835	569,835

Total investments: 97.88%
(cost $24,373,462)			25,346,771

Cash and other assets, less liabilities—2.12%			549,994

Net assets: 100.00%			$25,896,765
115

UBS Opportunistic Emerging Markets
Debt Relationship Fund
Portfolio of investments

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,809,168
Gross unrealized depreciation	(835,859)

Net unrealized appreciation of investments	$973,309

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $3,736,085 or 14.43% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of these securities amounted to $6,902,250 or 26.65% of net assets.
[3]	Security is illiquid. At June 30, 2010, the value of this security amounted to $2,023,784 or 7.82% of net assets.
[4]	Security is in default.
[5]	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on a potential future claim.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
[7]	Rate shown reflects annualized yield at June 30, 2010 on zero coupon bond.
[8]	Investment in affiliated investment company. See notes to financial statements for additional information.
[9]	The rate shown reflects the yield at June 30, 2010.

Currency type abbreviations:
BRL	Brazilian Real	MYR	Malaysian Ringgit
EUR	Euro	PLN	Polish Zloty
HUF	Hungarian Forint	TRY	Turkish Lira

116

UBS Opportunistic Emerging Markets
Debt Relationship Fund
Portfolio of investments

Forward foreign currency contracts
UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:
					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Brazilian Real	6,476,450	USD	3,418,947	09/08/10	$(113,520)

Euro	1,905,000	USD	2,332,311	09/01/10	2,191

Hungarian Forint	77,448,000	USD	340,910	09/07/10	11,498

Korean Won	275,000,000	USD	220,884	09/07/10	(3,652)

Malaysian Ringgit	6,700,000	USD	2,010,201	09/07/10	(52,864)

Mexican Peso	8,750,000	USD	675,102	09/07/10	3,390

Polish Zloty	4,850,000	USD	1,456,938	09/07/10	33,740

Russian Ruble	18,200,000	USD	576,708	09/07/10	(2,761)

South African Rand	2,750,000	USD	350,743	09/07/10	(3,368)

Turkish Lira	3,528,000	USD	2,193,454	09/07/10	(10,622)

United States Dollar	590,998	BRL	1,100,000	09/08/10	8,978

United States Dollar	897,413	EUR	740,000	09/01/10	7,726

United States Dollar	263,806	EUR	215,000	09/01/10	(827)

United States Dollar	107,421	HUF	25,000,000	09/07/10	(1,087)

United States Dollar	1,518,368	KRW	1,831,152,000	09/07/10	(23,244)

United States Dollar	1,003,767	MXN	13,065,000	09/07/10	(804)

United States Dollar	1,424,796	MXN	18,600,000	09/07/10	3,073

United States Dollar	212,485	PLN	740,000	09/07/10	4,663

United States Dollar	161,633	PLN	550,000	09/07/10	(239)

United States Dollar	2,415,521	RUB	74,700,000	09/07/10	(37,153)

United States Dollar	1,145,866	TRY	1,850,000	09/07/10	9,900

United States Dollar	737,820	ZAR	5,800,000	09/07/10	9,032

United States Dollar	1,397,841	ZAR	10,800,000	09/07/10	(7,151)

Net unrealized depreciation on forward foreign currency contracts					$(163,101)

Currency type abbreviations:
BRL	Brazilian Real	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
HUF	Hungarian Forint	TRY	Turkish Lira
KRW	Korean Won	USD	United States Dollar
MXN	Mexican Peso	ZAR	South African Rand

Swap Agreements
UBS Opportunistic Emerging Markets Debt Relationship Fund had an outstanding interest rate swap agreement with the following terms as of June 30, 2010.

			Payments	Payments
	Notional	Termination	made by	received by	Upfront payments		Unrealized
Counterparty	Amount	date	the Fund[1]	the Fund[1]	(made)/received	Value	appreciation

Citibank NA	MYR 10,500,000	11/23/14	2.7100%[2]	3.7050%	$—	$24,080	$24,080

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month Malaysia Interbank Lending Rate.

Currency type abbreviation:
MYR	Malaysian Ringgit

117

UBS Opportunistic Emerging Markets
Debt Relationship Fund
Portfolio of investments

UBS Opportunistic Emerging Markets Debt Relationship Fund had an outstanding credit default swap agreement with the following terms as of June 30, 2010.

Credit default swap on sovereign issues—sell protection1

			Payments	Payments
	Notional	Termination	made by	received by	Upfront payments		Unrealized	Credit
Counterparty	Amount	date	the Fund	the Fund[2]	(made)/received	Value	depreciation	spread[3]

Credit Suisse
International	USD 2,200,000	03/20/11	—[4]	5.0000%	$110,611	$(35,881)	$74,730	7.4848%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinean Government 8.28% bond, due 12/31/33.

Currency type abbreviation:
USD	United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$–	$5,534,710	$2,023,784	$7,558,494

Non US-government obligations	–	14,157,857	404,200	14,562,057

Structured notes	–	2,656,385	–	2,656,385

Short-term investment	–	569,835	–	569,835

Other financial instruments[1]	–	(174,902)	–	(174,902)

Total	$–	$22,743,885	$2,427,984	$25,171,869

[1]	Other financial instruments include swap agreements and forward foreign currency contracts.

Level 3 Rollforward Disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

		Non US-
		government
	Corporate bonds	obligation	Total

Assets

Beginning balance	$1,913,551	$—	$1,913,551

Total gains or losses (realized/unrealized) included in earnings[1]	110,233	—	110,233

Purchases, sales, issuances, and settlements (net)	—	—	—

Transfers in and/or out of Level 3	—	404,200	404,200

Ending balance	$2,023,784	$404,200	$2,427,984

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$127,807	$21,310	$149,117

[1]	Does not include unrealized losses of $(18,800) related to transferred assets, presented at their end of period values.

118	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.09%, compared to the 0.05% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the issuer level, we maintained a greater-than-usual level of diversification over the review period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic environment improved over the period, we gradually increased our single issuer exposure, typically purchasing up to 3.00% in single non-government issuers toward the end of the reporting period. The Fund is generally able to hold up to 5.00% in any one issuer (subject to certain exceptions).

•	We adjusted the Fund’s sector exposures during the reporting period. We increased the Fund’s exposure to US government and agency obligations and certificates of deposit over the six-month period. In addition, we decreased the Fund’s exposures to certificates of deposit, repurchase agreements and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

119

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Short-term investments: 102.28%
Certificates of deposit: 16.89%
Bank of Nova Scotia,
0.360%, due 11/17/10	$3,000,000	$2,999,937
0.460%, due 09/09/10	2,000,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.,
0.340%, due 07/23/10	7,000,000	6,999,743
Canadian Imperial Bank
of Commerce,
0.290%, due 08/11/10	6,000,000	6,000,000
Citibank NA,
0.310%, due 07/28/10	3,100,000	3,100,000
Credit Agricole CIB,
0.320%, due 07/01/10	3,000,000	3,000,000
0.350%, due 07/09/10	3,000,000	3,000,000
Dexia Credit Local,
0.450%, due 07/01/10	7,000,000	7,000,000
Mizuho Corporate Bank,
0.400%, due 07/21/10	7,500,000	7,500,000
National Australia Bank,
0.447%, due 11/29/10	4,000,000	4,000,000
National Bank of Canada,
0.431%, due 09/03/10	5,000,000	5,000,000
Natixis,
0.290%, due 08/05/10	5,000,000	5,000,000
Rabobank Nederland,
0.290%, due 07/06/10	4,000,000	4,000,000
0.367%, due 11/29/10	3,000,000	3,000,000
Royal Bank of Canada,
0.390%, due 11/22/10	3,000,000	3,000,000
Royal Bank of Scotland PLC,
0.350%, due 07/19/10	4,000,000	4,000,000
Westpac Banking Corp.,
0.230%, due 09/20/10	2,000,000	2,000,000
0.240%, due 10/12/10	2,500,000	2,500,000

Total certificates of deposit
(cost $74,099,680)		74,099,680

Commercial paper: 27.86%
Atlantic Asset Securitization LLC,
0.280%, due 07/13/10[1,2]	3,000,000	2,999,720
Atlantis One Funding Corp.,
0.501%, due 09/09/10[1,2]	2,000,000	1,998,056
Barclays US Funding Corp.,
0.150%, due 07/01/10[2]	7,000,000	7,000,000
BNP Paribas Finance, Inc.,
0.340%, due 07/15/10[2]	6,000,000	5,999,207
BP Capital Markets PLC,
0.531%, due 08/26/10[1,2]	8,000,000	7,993,404
Chariot Funding LLC,
0.320%, due 07/19/10[1,2]	5,000,000	4,999,200
Clipper Receivables Co. LLC,
0.521%, due 09/02/10[1,2]	4,000,000	3,996,360
Credit Suisse,
0.370%, due 08/11/10[2]	6,000,000	5,997,472
Face amount		Value

Danske Corp., Series A,
0.295%, due 07/21/10[1,2]	$5,000,000	$4,999,180
Deutsche Bank Financial LLC,
0.300%, due 07/20/10[2]	5,000,000	4,999,208
Falcon Asset Securitization Co.
LLC,
0.320%, due 07/23/10[1,2]	4,000,000	3,999,218
0.350%, due 07/02/10[1,2]	5,000,000	4,999,951
General Electric Capital Corp.,
0.270%, due 07/06/10[2]	13,000,000	12,999,512
Grampian Funding LLC,
0.571%, due 09/10/10[1,2]	5,000,000	4,994,379
Hewlett-Packard Co.,
0.170%, due 07/22/10[1,2]	4,000,000	3,999,603
ING US Funding LLC,
0.300%, due 07/07/10[2]	5,000,000	4,999,750
International Bank for
Reconstruction & Development,
0.411%, due 11/01/10[2]	5,000,000	4,992,996
Market Street Funding LLC,
0.340%, due 07/29/10[1,2]	5,000,000	4,998,678
Procter & Gamble International
Funding SCA,
0.180%, due 07/15/10[1,2]	5,000,000	4,999,650
Sheffield Receivables Corp.,
0.280%, due 07/23/10[1,2]	7,500,000	7,498,717
Societe Generale North
America, Inc.,
0.310%, due 07/13/10[2]	4,000,000	3,999,587
Thunder Bay Funding LLC,
0.280%, due 07/15/10[1,2]	3,000,000	2,999,673
Toyota Motor Credit Corp.,
0.420%, due 07/02/10[2]	5,000,000	4,999,942
Westpac Securities NZ Ltd.,
0.428%, due 01/21/11[1,2]	750,000	750,000

Total commercial paper
(cost $122,213,463)		122,213,463
US master note: 2.96%
Bank of America Securities LLC,
0.260%, due 12/01/24[3]
(cost $13,000,000)	13,000,000	13,000,000

Short-term corporate obligation: 0.23%
Commonwealth Bank of Australia,
0.344%, due 11/22/10[4,5]
(cost $1,000,000)	1,000,000	1,000,000

Mortgage & agency debt securities: 20.81%
Federal Home Loan Bank,
0.190%, due 07/30/10[2]	15,000,000	14,997,704
0.500%, due 10/15/10	2,675,000	2,674,951
0.502%, due 05/17/11[2]	4,000,000	3,982,222
0.580%, due 05/27/11	4,000,000	4,000,000
0.750%, due 09/30/10	5,000,000	5,003,037

120

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Federal Home Loan Mortgage Corp.,[6]
0.180%, due 07/26/10[2]	$10,000,000	$9,998,750
0.331%, due 12/07/10[2]	5,000,000	4,992,712
Federal National Mortgage
Association[6]
0.170%, due 08/12/10[2]	12,000,000	11,997,620
0.186%, due 07/21/10[2]	22,000,000	21,997,733
0.250%, due 10/01/10[2]	10,000,000	9,993,611
2.875%, due 10/12/10	1,650,000	1,660,997

Total mortgage & agency debt securities
(cost $91,299,337)		91,299,337
US government obligations: 9.23%
US Treasury Bills,[2]
0.147%, due 07/01/10	12,000,000	12,000,000
0.196%, due 07/29/10	16,500,000	16,496,210
0.424%, due 12/16/10	5,000,000	4,990,142
US Treasury Notes,
1.250%, due 11/30/10	5,000,000	5,019,792
2.000%, due 09/30/10	2,000,000	2,008,816

Total US government obligations
(cost $40,514,960)		40,514,960
Face amount		Value

Repurchase agreements: 24.30%
Repurchase agreement dated
06/30/10 with Barclay’s Capital
Inc., 0.020%, due 07/01/10
collateralized by $55,551,000,
Federal Home Loan Mortgage
Corp., 5.500%, due 07/18/16;
(value - $66,300,119);
proceeds: $65,000,036	$65,000,000	$65,000,000
Repurchase agreement dated
06/30/10 with Deutsche Bank,
0.030%, due 07/01/10
collateralized by $41,797,000,
various Government Agencies,
1.900% to 5.965%, due 05/24/12
to 01/05/27; (value - $42,432,444); proceeds: $41,600,035	41,600,000	41,600,000

Total repurchase agreements
(cost $106,600,000)		106,600,000

Total investments: 102.28%
(cost $448,727,440)[7]		448,727,440

Liabilities, in excess of cash and
Other assets: (2.28)%		(9,981,825)

Net assets: 100.00%		$438,745,615

Notes to portfolio of investments
[1]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $66,225,789 or 15.09% of net assets.
[2]	Interest rates shown are the discount rate at date of purchase.
[3]	Variable rate security — The maturity date reflects the final maturity date. The interest rate shown is the current rate as of June 30, 2010 and resets daily.
[4]	Variable rate security — The maturity date reflects the earlier of reset date or stated maturity date. The interest rate shown is the current rate as of June 30, 2010 and resets periodically.
[5]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of this security amounted to $1,000,000 or 0.23% of net assets.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	Aggregate cost for federal income tax purposes, which was the same for book purposes.

121

UBS Cash Management Prime Relationship Fund
Portfolio of investments

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$74,099,680	$—	$74,099,680

Commercial paper	—	122,213,463	—	122,213,463

US master note	—	13,000,000	—	13,000,000

Short-term corporate obligation	—	1,000,000	—	1,000,000

Mortgage & agency debt securities	—	91,299,337	—	91,299,337

US government obligations	—	40,514,960	—	40,514,960

Repurchase agreements	—	106,600,000	—	106,600,000

Total	$—	$448,727,440	$—	$448,727,440

122	See accompanying notes to financial statements.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Portfolio performance
For the six months ended June 30, 2010, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 4.54%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”) returned 4.43% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance versus its benchmark was largely due to its yield curve positioning, whereas security selection, overall, was a slight drag on performance.

Portfolio performance summary
What worked

•	Yield curve positioning enhanced the Fund’s results. During the reporting period, overweight exposures to Treasury inflation-protected securities (“TIPS”) with 10- and 30-year maturities, and an underweight to TIPS with two-year maturities, were positive for performance.

•	Overall, our duration positioning was a modest contributor to results.

•	Security selection of asset-backed securities and conventional Treasuries was rewarded.

–	A small out-of-index exposure to AAA-rated asset-backed credit card securities helped performance as they generated solid returns.[1]

–	Our overweight to conventional (non-TIP) Treasuries versus TIPS contributed to results. Nominal Treasuries outperformed TIPS during the reporting period as inflationary pressures waned, and investors were drawn to the safety of conventional Treasuries amid a flight to quality.

What didn’t work

•	Overall, security selection detracted from performance. The largest detractor from results was security selection of off-the-run[2] TIPS. These securities lagged the benchmark during the period, as expectations for future inflation decreased given some weaker-than-expected economic data toward the end of the reporting period.

[1]	Bonds that are rated AAA are judged to be of the best quality.
[2]	Once a new Treasury security of any maturity is issued, the previously issued security with the same maturity becomes the off-the-run bond or note.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

123

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Average annual total returns for periods ended June 30, 2010 (unaudited)

	6 months	1 year	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	4.54%	9.67%	8.15%

Citigroup Inflation Linked Securities Index[2]	4.43%	9.82%	7.16%

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Citigroup Inflation Linked Securities Index is an unmanaged broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

124

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2010

Bonds
Asset-backed security	0.46%
US government obligations	95.68

Total bonds	96.14%

Short-term investment	3.43

Total investments	99.57%

Cash and other assets, less liabilities	0.43

Net assets	100.00%

125

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

	Face amount	Value

Bonds: 96.14%
Asset-backed security: 0.46%
United States: 0.46%
Bank of America Credit Card Trust,
Series 2008-A1, Class A1,
0.930%, due 04/15/13[1]
(cost $69,707)	$70,000	$70,111

US government obligations: 95.68%
US Treasury Bonds,
4.625%, due 02/15/40	400,000	449,625
US Treasury Inflation Indexed Bonds
(TIPS),
2.000%, due 01/15/26	1,175,000	1,364,742
2.125%, due 02/15/40	425,000	469,702
2.375%, due 01/15/25	550,000	705,639
2.500%, due 01/15/29	1,600,000	1,836,241
3.375%, due 04/15/32	185,000	295,831
US Treasury Inflation Indexed Notes
(TIPS),
0.500%, due 04/15/15	1,000,000	1,019,262
1.250%, due 04/15/14	1,000,000	1,043,984
1.375%, due 07/15/18	1,000,000	1,047,796
1.375%, due 01/15/20	500,000	516,165
	Face amount	Value

1.625%, due 01/15/15	$300,000	$361,575
1.875%, due 07/15/13	1,200,000	1,506,636
1.875%, due 07/15/19	1,000,000	1,094,576
2.375%, due 01/15/17	300,000	358,038
2.500%, due 07/15/16	1,200,000	1,441,550
3.000%, due 07/15/12	850,000	1,096,417

Total US government obligations
(cost $13,921,195)		14,607,779

Total bonds
(cost $13,990,902)		14,677,890

Short-term investment: 3.43%
Investment company: 3.43%
UBS Cash Management Prime
Relationship Fund,
0.207%,[2,3]
(cost $523,115)	523,115	523,115

Total investments: 99.57%
(cost $14,514,017)		15,201,005

Cash and other assets, less liabilities: 0.43%		65,847

Net assets: 100.00%		$15,266,852
Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$686,988
Gross unrealized depreciation	—

Net unrealized appreciation of investments	$686,988

[1]	Floating rate security — The interest rates shown are the current rates as of June 30, 2010.
[2]	Investment in affiliated investment company. See notes to financial statements for additional information.
[3]	The rate shown reflects the yield at June 30, 2010.

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Forward foreign currency contracts
UBS U.S. Treasury Inflation Protected Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to			Maturity	Unrealized
	deliver	In exchange for		dates	appreciation

Euro	45,000	USD	59,699	08/05/10	$4,665

United States Dollar	54,984	EUR	45,000	08/05/10	50

Net unrealized appreciation on forward foreign currency contracts					$4,715

126

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

June 30, 2010 (unaudited)

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

Futures contracts
UBS U.S. Treasury Inflation Protected Securities Relationship Fund had the following open futures contracts as of June 30, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:

US Ultra Bond Futures, 2 contracts (USD)	September 2010	$257,503	$271,625	$14,122

US Treasury futures sell contracts:

2 Year US Treasury Notes, 18 contracts (USD)	September 2010	(3,923,410)	(3,938,906)	(15,496)

Net unrealized depreciation on futures contracts				$(1,374)

Currency type abbreviation:
USD	United States Dollar

Swap agreements
UBS U.S. Treasury Inflation Protected Securities Relationship Fund had an outstanding interest rate swap agreement with the following terms as of June 30, 2010.

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		date	the Fund[1]	the Fund[1]	received	Value	depreciation

Deutsche Bank AG	USD	220,000	02/15/36	4.5450%	0.5334%[2]	$—	$(33,001)	$(33,001)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).

BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Measurements at 06/30/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Asset-backed security	$–	$70,111	$–	$70,111

US government obligations	–	14,607,779	–	14,607,779

Short-term investment	–	523,115	–	523,115

Other financial instruments[1]	(1,374)	(28,286)	–	(29,660)

Total	$(1,374)	$15,172,719	$–	$15,171,345

[1]	Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

See accompanying notes to financial statements.	127

UBS Relationship Funds

June 30, 2010 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

128

UBS Relationship Funds

June 30, 2010 (unaudited)

	Beginning	Ending	Expenses paid
	account value	account value	during period[1]	Expense ratio
	January 1, 2010	June 30, 2010	01/01/010-06/30/10	during period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$932.80	$0.31	0.0643%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.48	0.32	0.0643%

UBS Emerging Markets Equity
Relationship Fund
Actual	1,000.00	930.30	1.38	0.2876%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.37	1.44	0.2876%

UBS Global (ex-US) All Cap Growth
Relationship Fund
Actual	1,000.00	845.40	0.63	0.1367%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.12	0.69	0.1367%

UBS International Equity Relationship Fund
Actual	1,000.00	868.60	1.00	0.2161%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.72	1.08	0.2161%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,040.40	0.61	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	891.00	0.57	0.1221%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.19	0.61	0.1221%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	923.10	0.57	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Large Cap Growth Equity
Relationship Fund
Actual	1,000.00	902.00	0.57	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,048.40	0.49	0.0969%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.31	0.49	0.0969%

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,034.30	0.64	0.1275%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.16	0.64	0.1275%

UBS High Yield Relationship Fund
Actual	1,000.00	1,039.20	0.54	0.1064%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.27	0.53	0.1064%

UBS Opportunistic Emerging Markets Debt
Relationship Fund
Actual	1,000.00	1,054.20	2.55	0.5000%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.90	0.20	0.0400%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.20	0.0400%

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Actual	1,000.00	1,045.40	0.51	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

[1]	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
June 30, 2010 (unaudited)

	Relationship Funds

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth

Assets
Investments, at cost:
Unaffiliated issuers	$855,665,305	$361,315,107	$403,408,232
Affiliated issuers	500,377,452	—	5,934,618
Investments of cash collateral in affiliated issuers received
from securities loaned, at cost	12,819,530	—	—
Foreign currency, at cost	4,109,397	5,078,901	804,008

	$1,372,971,684	$366,394,008	$410,146,858
Investments, at value:
Unaffiliated issuers	856,219,568	420,648,276	389,501,805
Affiliated issuers	574,913,341	—	5,934,618
Investments of cash collateral in affiliated issuers received
from securities loaned, at value[1]	12,819,530	—	—
Foreign currency, at value	4,139,845	5,009,192	807,636
Receivables:
Investment securities sold	21,912,346	19,105,099	4,170,201
Interest	1,701,670	104,613	1,935
Dividends	1,245,264	1,511,977	583,064
Fund shares sold	—	—	—
Due from advisor	—	—	—
Cash collateral for futures contracts	23,956,380	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,957,845	6,782	—
Other assets	47,359	15,421	14,164

Total assets	$1,500,913,148	$446,401,360	$401,013,423

Liabilities:
Payables:
Investment securities purchased	22,682,604	3,006,128	2,072,083
Cash collateral from securities loaned	12,819,530	—	—
Fund shares redeemed	138,006	17,000,000	600,000
Custody and fund accounting fees	88,935	150,911	57,026
Fund administration fee	14,631	14,631	14,631
Trustees’ fees	831	340	354
Due to custodian	596	111,370	—
Dividends payable on securities sold short	—	—	—
Variation margin	656,456	—	—
Accrued expenses	49,877	50,553	33,739
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,244,163	—	—

Total liabilities	37,695,629	20,333,933	2,777,833

Net assets	$1,463,217,519	$426,067,427	$398,235,590

Shares outstanding	50,043,954	13,606,705	35,462,855

Net asset value, offering and redemption proceeds per share[3]	$29.2386	$31.3130	$11.2297

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of June 30, 2010 was $43,668,629 and $3,717,450, respectively.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $54,181,812.
[3]	Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $31.5478 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $31.0782 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

Relationship Funds

UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity

$43,138,670	$100,434,391	$317,686,404	$54,642,779
155,322	1,745,690	3,180,300	805,705
—	3,817,025	—	—
396,179	—	—	—

$43,690,171	$105,997,106	$320,866,704	$55,448,484

42,049,584	109,838,892	308,962,076	53,953,479
155,322	1,745,690	3,180,300	805,705
—	3,817,025	—	—
400,218	—	—	—
3,227,991	1,914,296	2,108,219	341,017
31	1,107	708	154
176,072	95,586	269,446	45,581
—	2,104,511	32,612	200,000
13,477	10,520	2,687	14,104
—	—	—	—
—	—	722,184	—
171,347	—	—	—
1,355	4,620	12,540	1,664

$46,195,397	$119,532,247	$315,290,772	$55,361,704

3,009,599	993,348	3,660,374	360,882
—	3,817,025	—	—
—	925,000	—	34,771
8,622	9,812	18,950	6,504
14,631	14,631	14,631	14,631
—	165	107	—
2,210	—	—	—
—	—	41,772	—
—	—	—	—
40,973	40,732	113,560	39,601
—	—	59,838,746	—
152,441	—	—	—

3,228,476	5,800,713	63,688,140	456,389

$42,966,921	$113,731,534	$251,602,632	$54,905,315

2,985,496	2,697,478	27,297,213	3,486,452

$14.3919	$42.1622	$9.2172	$15.7482

See accompanying notes to financial statements.	131

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (cont’d)
June 30, 2010 (unaudited)

	Relationship Funds

	UBS		UBS
	U.S. Large		Global
	Cap Growth	UBS	Corporate
	Equity	Credit Bond	Bond

Assets
Investments, at cost:
Unaffiliated issuers	$102,031,685	$518,089,075	$387,619,624
Affiliated issuers	3,815,870	3,189,293	5,702,236
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	—	—	2,631,955

	$105,847,555	$521,278,368	$395,953,815

Investments, at value:
Unaffiliated issuers	104,170,737	522,830,368	379,802,398
Affiliated issuers	3,815,870	3,189,293	5,702,236
Repurchase agreements, at value	—	—	—
Foreign currency, at value	—	—	2,614,404
Cash	—	—	—
Receivables:
Investment securities sold	7,779,317	14,818,699	1,133,007
Interest	417	7,475,599	6,688,920
Dividends	44,765	—	—
Fund shares sold	400,000	—	—
Due from advisor	9,962	—	—
Variation margin	—	—	—
Cash collateral for futures contracts	—	136,453	435,699
Outstanding swap agreements, at value[1]	—	682,648	121,770
Unrealized appreciation on forward foreign currency contracts	—	—	511,862
Other assets	2,993	17,148	6,533

Total assets	$116,224,061	$549,150,208	$397,016,829

Liabilities:
Payables:
Investment securities purchased	3,109,804	6,488,769	917,605
Fund shares redeemed	6,000,000	8,000,000	2,000,000
Custody and fund accounting fees	7,521	38,467	24,144
Fund administration fee	14,631	14,631	14,631
Due to custodian	191	—	—
Dividends payable to shareholders	—	—	—
Variation margin	—	63,407	23,757
Accrued expenses	38,872	41,245	70,419
Outstanding swap agreements, at value[1]	—	2,057,353	130,215
Unrealized depreciation on forward foreign currency contracts	—	—	1,413,295

Total liabilities	9,171,019	16,703,872	4,594,066

Net assets	$107,053,042	$532,446,336	$392,422,763

Shares outstanding	10,211,797	39,160,767	37,530,966

Net asset value, per share	$10.4833	$13.5964	$10.4560

[1]	Net upfront payments (made)/received by UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Relationship Fund were $(444,186), $22,105 and $110,611, respectively.

UBS Relationship Funds
Financial statements

Relationship Funds

	UBS		UBS
	Opportunistic	UBS	U.S. Treasury
UBS	Emerging Markets	Cash Management	Inflation Protected
High Yield	Debt	Prime	Securities

$315,877,083	$23,803,627	$342,127,440	$13,990,902
4,917,143	569,835	—	523,115
—	—	106,600,000	—
—	416,986	—	—

$320,794,226	$24,790,448	$448,727,440	$14,514,017

331,954,891	24,776,936	342,127,440	14,677,890
4,917,143	569,835	—	523,115
—	—	106,600,000	—
—	418,076	—	—
41,556	—	53,508	—
—	—	—	—
6,937,633	368,348	79,478	119,490
—	—	—	—
—	—	—	—
—	13,103	9,043	17,971
—	—	—	2,469
—	—	—	14,480
—	24,080	—	—
—	94,191	—	4,715
10,125	557	11,488	336

$343,861,348	$26,265,126	$448,880,957	$15,360,466
200,000	—	9,998,717	—
—	—	—	—
21,581	15,704	12,497	6,401
14,631	14,631	14,631	14,631
—	—	—	—
—	—	92,607	—
—	—	—	—
40,494	44,853	16,890	39,581
—	35,881	—	33,001
—	257,292	—	—

276,706	368,361	10,135,342	93,614

$343,584,642	$25,896,765	$438,745,615	$15,266,852

14,268,272	1,769,636	438,687,678	1,213,583

$24.0803	$14.6340	$1.00	$12.5800

See accompanying notes to financial statements.	133

UBS Relationship Funds
Financial statements

Statement of operations
For the six months ended June 30, 2010 (unaudited)

	Relationship Funds

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth

Investment Income:
Dividends	$8,363,867	$5,226,047	$5,317,746
Interest and other	668,419	315	283
Affiliated interest	47,662	3,275	9,120
Securities lending-net	382,193	—	4,726
Foreign tax withheld	(704,684)	(406,349)	(809,781)

Total Income	8,757,457	4,823,288	4,522,094

Expenses:
Administration	44,631	44,631	44,631
Custodian and fund accounting	277,246	538,506	181,797
Professional services	47,691	52,594	28,266
Shareholder reports	3,827	3,827	3,827
Trustees	62,164	25,373	24,486
Insurance	51,024	16,616	15,258
Dividend expense and securities loan fees for securities sold short	—	—	—
Other	24,173	16,227	14,321

Total operating expenses	510,756	697,774	312,586

Expenses reimbursed by advisor	—	—	—

Net expenses	510,756	697,774	312,586

Net investment income	8,246,701	4,125,514	4,209,508

Net realized gain (loss) on:
Investments in unaffiliated issuers	34,443,290	47,601,767	19,692,049
Investments in affiliated issuers	14,459,583	—	—
Futures contracts	(3,338,180)	—	—
Securities sold short	—	—	—
Swap agreements	(13,119)	—	—
Forward foreign currency contracts	2,996,409	(66,204)	231,009
Foreign currency transactions	(2,571,204)	(20,975)	(176,045)

Net realized gain (loss)	45,976,779	47,514,588	19,747,013

Change in net unrealized appreciation/depreciation on:
Investments	(164,823,191)	(88,868,663)	(96,606,538)
Futures contracts	(2,665,004)	—	—
Securities sold short	—	—	—
Swap agreements	(178,479)	—	—
Forward foreign currency contracts	7,086,471	11,872	(10,156)
Translation of other assets and liabilities denominated in foreign currency	127,527	71,845	29,495

Change in net unrealized appreciation/depreciation	(160,452,676)	(88,784,946)	(96,587,199)
Net realized and unrealized gain (loss)	(114,475,897)	(41,270,358)	(76,840,186)
Net increase (decrease) in net assets resulting from operations	$(106,229,196)	$(37,144,844)	$(72,630,678)

UBS Relationship Funds
Financial statements

Relationship Funds

UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity

$895,897	$665,240	$3,159,229	$508,809
—	—	765	—
195	3,497	2,034	629
—	22,286	—	—
(122,463)	—	(12,315)	(2,218)

773,629	691,023	3,149,713	507,220

44,631	44,631	44,631	44,631
26,697	28,296	54,458	19,836
36,441	30,490	33,880	29,746
3,827	3,827	3,828	3,827
10,377	13,828	18,876	10,724
1,459	4,978	9,859	1,794
—	—	1,078,955	—
13,550	10,862	11,371	10,461

136,982	136,912	1,255,858	121,019

(85,439)	(54,943)	(3,977)	(85,427)

51,543	81,969	1,251,881	35,592

722,086	609,054	1,897,832	471,628

(240,302)	18,563,163	17,567,595	3,181,118
—	—	—	—
—	—	—	—
—	—	(2,063,077)	—
—	—	—	—
606,561	—	—	—
(36,768)	—	—	—

329,491	18,563,163	15,504,518	3,181,118

(7,451,966)	(10,676,470)	(48,838,455)	(8,444,875)
—	—	—	—
—	—	1,097,443	—
—	—	—	—
(121,161)	—	—	—
22,646	—	—	—

(7,550,481)	(10,676,470)	(47,741,012)	(8,444,875)
(7,220,990)	7,886,693	(32,236,494)	(5,263,757)
$(6,498,904)	$8,495,747	$(30,338,662)	$(4,792,129)

See accompanying notes to financial statements.	135

UBS Relationship Funds
Financial statements

Statement of operations (cont’d)
For the six months ended June 30, 2010 (unaudited)

	Relationship Funds

			UBS
	UBS		Global
	U.S. Large Cap	UBS	Corporate
	Growth Equity	Credit Bond	Bond

Investment income
Dividends	$581,428	$4,365	$—
Interest and other	—	14,647,839	6,656,593
Affiliated interest	1,458	3,372	3,730
Securities lending-net	430	—	—
Foreign tax withheld	(794)	(40,829)	(121,648)

Total income	582,522	14,614,747	6,538,675

Expenses:
Administration	44,631	44,631	44,631
Custodian and fund accounting	25,084	110,737	69,960
Professional services	29,760	33,118	33,721
Shareholder reports	3,827	3,827	3,827
Trustees	12,295	26,983	16,468
Insurance	3,008	18,473	7,037
Other	10,381	12,382	9,908

Total operating expenses	128,986	250,151	185,552

Expenses reimbursed by advisor	(55,372)	—	—

Net expenses	73,614	250,151	185,552

Net investment income	508,908	14,364,596	6,353,123

Net realized gain (loss) on:
Investments in unaffiliated issuers	8,625,335	12,831,643	34,889
Futures contracts	—	(2,441,177)	(815,135)
Swap agreements	—	(966,161)	(33,134)
Forward foreign currency contracts	—	—	19,503,453
Foreign currency transactions	—	18	(3,166,185)

Net realized gain (loss)	8,625,335	9,424,323	15,523,888

Change in net unrealized appreciation/depreciation on:
Investments	(21,525,969)	3,373,152	(6,025,396)
Futures contracts	—	(983,673)	(844,575)
Swap agreements	—	(1,573,221)	13,660
Forward foreign currency contracts	—	—	(5,753,560)
Translation of other assets and liabilities denominated in foreign currency	—	—	(108,339)

Change in net unrealized appreciation/depreciation	(21,525,969)	816,258	(12,718,210)
Net realized and unrealized gain (loss)	(12,900,634)	10,240,581	2,805,678
Net increase (decrease) in net assets resulting from operations	$(12,391,726)	$24,605,177	$9,158,801

UBS Relationship Funds
Financial statements

Relationship Funds

	UBS		UBS
	Opportunistic	UBS	U.S. Treasury
UBS	Emerging	Cash Management	Inflation Protected
High Yield	Markets Debt	Prime	Securities

$—	$—	$—	$—
18,009,640	1,540,925	551,811	257,551
4,759	1,985	—	355
—	—	—	—
(2,387)	—	—	—

18,012,012	1,542,910	551,811	257,906

44,631	44,631	44,631	44,631
67,420	49,871	37,807	19,914
33,352	34,535	28,277	29,746
3,827	3,827	3,827	3,827
19,681	10,001	23,695	9,285
10,907	601	12,377	364
11,743	10,029	10,693	9,822

191,561	153,495	161,307	117,589

—	(68,573)	(59,937)	(110,185)

191,561	84,922	101,370	7,404

17,820,451	1,457,988	450,441	250,502

10,464,399	336,808	(217)	188,024
—	—	—	(43,309)
177,053	508,137	—	16,272
—	763,621	—	2,806
—	(86,777)	—	(17,343)

10,641,452	1,521,789	(217)	146,450

(15,723,418)	(873,299)	—	297,183
—	—	—	(660)
—	(288,378)	—	(33,001)
—	(159,085)	—	4,715
—	(4,822)	—	—

(15,723,418)	(1,325,584)	—	268,237
(5,081,966)	196,205	(217)	414,687
$12,738,485	$1,654,193	$450,224	$665,189

See accompanying notes to financial statements.	137

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities		UBS Emerging Markets Equity
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(unaudited)	2009	(unaudited)	2009

Operations:
Net investment income	$8,246,701	$24,756,923	$4,125,514	$10,745,631
Net realized gain (loss)	45,976,779	(283,756,425)	47,514,588	(151,185)
Change in net unrealized appreciation/depreciation	(160,452,676)	782,512,978	(88,784,946)	264,604,164
Net increase (decrease) in net assets from operations	(106,229,196)	523,513,476	(37,144,844)	275,198,610

Beneficial interest transactions:
Proceeds from shares sold	116,551,009	309,823,570	—	92,771,366
Transaction charges	—	—	765,621	2,152,395
Cost of shares redeemed	(352,974,842)	(637,421,587)	(102,079,342)	(193,203,023)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(236,423,833)	(327,598,017)	(101,313,721)	(98,279,262)

Increase (decrease) in net assets	(342,653,029)	195,915,459	(138,458,565)	176,919,348

Net assets, beginning of period	1,805,870,548	1,609,955,089	564,525,992	387,606,644

Net assets, end of period	$1,463,217,519	$1,805,870,548	$426,067,427	$564,525,992

Shares sold	3,706,359	11,763,475	—	3,300,930
Shares redeemed	(11,275,506)	(23,716,396)	(3,165,687)	(7,717,677)
Net increase (decrease) in shares outstanding	(7,569,147)	(11,952,921)	(3,165,687)	(4,416,747)

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth		UBS International Equity		UBS Small-Cap Equity
Relationship Fund		Relationship Fund		Relationship Fund

Six months		Six months		Six months
ended	Period ended	ended	Year ended	ended	Year ended
June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
(unaudited)	2009[1]	(unaudited)	2009	(unaudited)	2009

$4,209,508	$5,365,580	$722,086	$1,098,396	$609,054	$2,001,146
19,747,013	40,207,345	329,491	(12,286,604)	18,563,163	(46,737,329)
(96,587,199)	82,693,323	(7,550,481)	25,926,480	(10,676,470)	107,819,859
(72,630,678)	128,266,248	(6,498,904)	14,738,272	8,495,747	63,083,676

1,000,000	481,700,020	—	2,200,000	2,104,511	15,600,000
—	—	—	—	—	—
(44,100,000)	(96,000,000)	(515,250)	(9,483,000)	(39,394,631)	(138,852,081)
(43,100,000)	385,700,020	(515,250)	(7,283,000)	(37,290,120)	(123,252,081)

(115,730,678)	513,966,268	(7,014,154)	7,455,272	(28,794,373)	(60,168,405)

513,966,268	—	49,981,075	42,525,803	142,525,907	202,694,312

$398,235,590	$513,966,268	$42,966,921	$49,981,075	$113,731,534	$142,525,907

85,168	46,256,044	—	167,964	49,914	503,520
(3,313,308)	(7,565,049)	(31,359)	(780,383)	(869,890)	(4,359,191)
(3,228,140)	38,690,995	(31,359)	(612,419)	(819,976)	(3,855,671)

[1]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.		139

UBS Relationship Funds
Financial statements

Statement of changes in net assets (cont’d)

	UBS U.S. Equity Alpha		UBS U.S. Large Cap Equity
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(unaudited)	2009	(unaudited)	2009

Operations:
Net investment income	$1,897,832	$3,589,721	$471,628	$993,632
Net realized gain (loss)	15,504,518	(37,003,515)	3,181,118	(13,550,143)
Change in net unrealized appreciation/depreciation	(47,741,012)	122,120,422	(8,444,875)	28,662,515
Net increase (decrease) in net assets from operations	(30,338,662)	88,706,628	(4,792,129)	16,106,004

Beneficial interest transactions:
Proceeds from shares sold	1,742,981	74,981,880	4,400,000	4,300,000
Cost of shares redeemed	(17,918,784)	(78,059,759)	(5,616,363)	(26,122,915)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(16,175,803)	(3,077,879)	(1,216,363)	(21,822,915)

Increase (decrease) in net assets	(46,514,465)	85,628,749	(6,008,492)	(5,716,911)

Net assets, beginning of period	298,117,097	212,488,348	60,913,807	66,630,718

Net assets, end of period	$251,602,632	$298,117,097	$54,905,315	$60,913,807

Shares sold	191,917	8,921,474	245,927	365,032
Shares redeemed	(1,714,996)	(8,497,125)	(330,230)	(2,041,809)
Net increase (decrease) in shares outstanding	(1,523,079)	424,349	(84,303)	(1,676,777)

UBS Relationship Funds
Financial statements

UBS U.S. Large Cap Growth Equity		UBS Credit Bond		UBS Global Corporate Bond
Relationship Fund		Relationship Fund		Relationship Fund

Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Period ended
June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
(unaudited)	2009	(unaudited)	2009	(unaudited)	2009[1]

$508,908	$827,359	$14,364,596	$22,595,197	$6,353,123	$2,375,604
8,625,335	(9,218,394)	9,424,323	2,361,805	15,523,888	(3,238,332)
(21,525,969)	44,270,746	816,258	42,114,469	(12,718,210)	3,290,669
(12,391,726)	35,879,711	24,605,177	67,071,471	9,158,801	2,427,941

2,050,000	22,000,000	85,700,001	502,075,000	142,586,001	255,000,020
(13,509,523)	(8,449,594)	(140,194,386)	(233,724,820)	(16,750,000)	—
(11,459,523)	13,550,406	(54,494,385)	268,350,180	125,836,001	255,000,020

(23,851,249)	49,430,117	(29,889,208)	335,421,651	134,994,802	257,427,961

130,904,291	81,474,174	562,335,544	226,913,893	257,427,961	—

$107,053,042	$130,904,291	$532,446,336	$562,335,544	$392,422,763	$257,427,961

184,813	1,968,628	6,377,401	43,087,509	13,690,006	25,465,461
(1,235,036)	(1,129,723)	(10,572,857)	(19,983,675)	(1,624,501)	—
(1,050,223)	838,905	(4,195,456)	23,103,834	12,065,505	25,465,461

[1]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.		141

UBS Relationship Funds
Financial statements

Statement of changes in net assets (cont’d)

			UBS Opportunistic
	UBS High Yield		Emerging Markets Debt
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(unaudited)	2009	(unaudited)	2009

Operations:
Net investment income	$17,820,451	$43,781,934	$1,457,988	$1,912,105
Net realized gain (loss)	10,641,452	(88,763,360)	1,521,789	(7,155,086)
Change in net unrealized appreciation/depreciation	(15,723,418)	167,246,124	(1,325,584)	14,388,440
Net increase in net assets from operations	12,738,485	122,264,698	1,654,193	9,145,459

Distributions to shareholders:
Distributions from net investment income	—	—	—	—

Beneficial interest transactions:
Proceeds from shares sold	54,100,001	146,675,000	—	21,000,000
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(67,300,000)	(384,353,076)	(11,300,000)	(12,219,403)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(13,199,999)	(237,678,076)	(11,300,000)	8,780,597

Increase (decrease) in net assets	(461,514)	(115,413,378)	(9,645,807)	17,926,056

Net assets, beginning of period	344,046,156	459,459,534	35,542,572	17,616,516

Net assets, end of period	$343,584,642	$344,046,156	$25,896,765	$35,542,572

Shares sold	2,280,090	7,363,616	—	1,536,525
Shares issued on distributions reinvested	—	—	—	—
Shares redeemed	(2,851,391)	(20,157,403)	(790,863)	(1,013,332)
Net increase (decrease) in shares outstanding	(571,301)	(12,793,787)	(790,863)	523,193

UBS Relationship Funds
Financial statements

		UBS U.S. Treasury
UBS Cash Management Prime		Inflation Protected Securities
Relationship Fund		Relationship Fund

Six months		Six months
ended	Year ended	ended	Year ended
June 30, 2010	December 31,	June 30, 2010	December 31,
(unaudited)	2009	(unaudited)	2009

$450,441	$3,119,806	$250,502	$149,926
(217)	79,062	146,450	825,105
—	—	268,237	804,228
450,224	3,198,868	665,189	1,779,259

(450,441)	(3,119,806)	—	—

2,016,858,315	6,384,123,442	4,100,000	11,000,000
101,769	454,387	—	—
(2,259,374,392)	(6,104,452,579)	(1,483,748)	(29,877,264)
(242,414,308)	280,125,250	2,616,252	(18,877,264)

(242,414,525)	280,204,312	3,281,441	(17,098,005)

681,160,140	400,955,828	11,985,411	29,083,416

$438,745,615	$681,160,140	$15,266,852	$11,985,411

2,016,879,222	6,384,123,442	339,038	971,427
101,769	454,387	—	—
(2,259,374,391)	(6,104,452,579)	(121,443)	(2,643,381)
(242,393,400)	280,125,250	217,595	(1,671,954)

See accompanying notes to financial statements.	143

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS Global Securities Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$31.3448	$23.1428	$35.6852	$33.7695	$29.3766	$27.3346

Income (loss) from investment operations:
Net investment income[1]	0.1607	0.3844	0.7175	0.7666	0.7303	0.6670
Net realized and unrealized gain (loss)	(2.2669)	7.8176	(13.2599)	1.1491	3.6626	1.3750

Total income (loss) from investment operations	(2.1062)	8.2020	(12.5424)	1.9157	4.3929	2.0420

Net asset value, end of period	$29.2386	$31.3448	$23.1428	$35.6852	$33.7695	$29.3766

Total investment return[2]	(6.72)%	35.44%	(35.14)%	5.67%	14.96%	7.47%

Ratios/supplemental data:
Net assets, end of period (000’s)	$1,463,218	$1,805,871	$1,609,955	$3,115,087	$2,923,555	$1,866,277

Ratio of expenses to average net assets	0.0643%[3]	0.0598%	0.0502%	0.0731%	0.1172%	0.0875%
Ratio of net investment income to average net assets	1.04%[3]	1.49%	2.30%	2.17%	2.34%	2.39%
Portfolio turnover rate	38%	127%	112%	96%	69%	92%

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS Emerging Markets Equity Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$33.6580	$18.2927	$40.3128	$28.3071	$21.7887	$15.8600

Income (loss) from investment operations:
Net investment income[1]	0.2781	0.5743	0.5445	0.5993	0.4260	0.4202
Net realized and unrealized gain (loss)	(2.6747)	14.6760	(22.9145)	11.0820	6.0924	5.5068

Total income (loss) from investment operations	(2.3966)	15.2503	(22.3700)	11.6813	6.5184	5.9270

Transaction charges	0.0516	0.1150	0.3499	0.3244	—	—

Net increase from payments by affiliates	—	—	—	—	—	0.0017

Net asset value, end of period	$31.3130	$33.6580	$18.2927	$40.3128	$28.3071	$21.7887

Total investment return[2]	(6.97)%	83.98%	(54.64)%	42.48%	29.91%	37.38%[4]

Ratios/supplemental data:
Net assets, end of period (000’s)	$426,067	$564,526	$387,607	$282,914	$915,881	$607,414

Ratio of expenses to average net assets	0.2876%[3]	0.2536%	0.2370%	0.3019%	0.3205%	0.3558%
Ratio of net investment income to average net assets	1.70%[3]	2.30%	2.02%	1.86%	1.73%	2.39%
Portfolio turnover rate	18%	95%	72%	53%	56%	79%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment advisor for amounts relating to a trading error. The impact on total return was less than 0.01%.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended
	June 30, 2010	Period ended
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	(unaudited)	December 31, 2009[4]

Net asset value, beginning of period	$13.2839	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.1160	0.1288
Net realized and unrealized gain (loss)	(2.1702)	3.1551

Total income (loss) from investment operations	(2.0542)	3.2839

Net asset value, end of period	$11.2297	$13.2839

Total investment return[2]	(15.46)%	32.84%

Ratios/supplemental data:
Net assets, end of period (000’s)	$ 398,236	$ 513,966

Ratio of expenses to average net assets	0.1367%[3]	0.1242%[3]
Ratio of net investment income to average net assets	1.84%[3]	1.57%[3]
Portfolio turnover rate	60%	82%

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS International Equity Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.5673	$11.7174	$20.5870	$19.2528	$15.5025	$14.1144

Income (loss) from investment operations:
Net investment income[1]	0.2409	0.3365	0.5152	0.5388	0.3822	0.3261
Net realized and unrealized gain (loss)	(2.4163)	4.5134	(9.3848)	0.7954	3.3681	1.0620

Total income (loss) from investment operations	(2.1754)	4.8499	(8.8696)	1.3342	3.7503	1.3881

Net asset value, end of period	$14.3919	$16.5673	$11.7174	$20.5870	$19.2528	$15.5025

Total investment return[2]	(13.14)%	41.39%	(43.08)%	6.93%	24.19%	9.84%

Ratios/supplemental data:
Net assets, end of period (000’s)	$42,967	$49,981	$42,526	$79,443	$918,065	$448,172

Ratio of expenses to average net assets:
Before expense reimbursement	0.5742%[3]	0.6964%	0.4233%	0.1675%	0.1393%	0.1428%
After expense reimbursement	0.2161%[3]	0.1855%	0.1500%	0.1500%	0.1388%	0.0900%
Ratio of net investment income to average net assets	3.03%[3]	2.53%	3.12%	2.67%	2.22%	2.27%
Portfolio turnover rate	19%	67%	92%	38%	50%	97%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.	145

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS Small-Cap Equity Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$40.5196	$27.4910	$46.8153	$46.9568	$41.0610	$39.3024

Income (loss) from investment operations:
Net investment income[1]	0.1947	0.3704	0.6115	0.7007	0.5946	0.5270
Net realized and unrealized gain (loss)	1.4479	12.6582	(19.9358)	(0.8422)	5.3012	1.2316

Total income (loss) from investment operations	1.6426	13.0286	(19.3243)	(0.1415)	5.8958	1.7586

Net asset value, end of period	$42.1622	$40.5196	$27.4910	$46.8153	$46.9568	$41.0610

Total investment return[2]	4.04%	47.40%	(41.27)%	(0.31)%	14.36%	4.48%

Ratios/supplemental data:
Net assets, end of period (000’s)	$113,732	$142,526	$202,694	$526,732	$542,694	$486,945

Ratio of expenses to average net assets:
Before expense reimbursement	0.2004%[3]	0.1668%	0.0967%	0.0800%	0.1037%	0.0547%
After expense reimbursement	0.1200%[3]	0.1200%	0.0967%	0.0800%	0.0995%	0.0375%
Ratio of net investment income to average net assets	0.89%[3]	1.18%	1.53%	1.41%	1.37%	1.35%
Portfolio turnover rate	45%	77%	92%	110%	95%	63%

	Six Months Ended	Year ended December 31,				Period ended
	June 30, 2010					December 31,
UBS U.S. Equity Alpha Relationship Fund	(unaudited)	2009	2008	2007	2006	2005[4]

Net asset value, beginning of period	$10.3440	$7.4831	$12.6864	$12.4603	$10.5373	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.0688	0.1156	0.2165	0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	(1.1956)	2.7453	(5.4198)	(0.0050)	1.7391	0.4982

Total income (loss) from investment operations	(1.1268)	2.8609	(5.2033)	0.2261	1.9230	0.5373

Net asset value, end of period	$9.2172	$10.3440	$7.4831	$12.6864	$12.4603	$10.5373

Total investment return[2]	(10.90)%	38.23%	(41.02)%	1.82%	18.26%	5.37%

Ratios/supplemental data:
Net assets, end of period (000’s)	$251,603	$298,117	$212,488	$814,560	$737,046	$198,022

Ratio of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8871%[3]	0.9474%	0.6196%	0.4551%	0.5639%	1.6836%[3]
After expense reimbursement and dividend expense and security loan fees for securities sold short	0.8843%[3]	0.1202%	0.0779%	0.0792%	0.1365%	0.2230%[3]
After expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1221%[3]	0.1202%	0.0779%	0.0792%	0.1365%	0.2230%[3]
Ratio of net investment income to average net assets	1.34%[3]	1.36%	1.99%	1.78%	1.63%	1.36%[3]
Portfolio turnover rate	30%	96%	89%	58%	63%	36%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

146

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS U.S. Large Cap Equity Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.0591	$12.6975	$21.1093	$20.7048	$17.9505	$16.3164

Income (loss) from investment operations:
Net investment income[1]	0.1368	0.2404	0.3738	0.3938	0.3192	0.2885
Net realized and unrealized gain (loss)	(1.4477)	4.1212	(8.7856)	0.0107	2.4351	1.3456

Total income (loss) from investment operations	(1.3109)	4.3616	(8.4118)	0.4045	2.7543	1.6341

Net asset value, end of period	$15.7482	$17.0591	$12.6975	$21.1093	$20.7048	$17.9505

Total investment return[2]	(7.69)%	34.35%	(39.85)%	1.95%	15.35%	10.02%

Ratios/supplemental data:
Net assets, end of period (000’s)	$54,905	$60,914	$66,631	$467,332	$453,423	$626,253

Ratio of expenses to average net assets:
Before expense reimbursement	0.4080%[3]	0.4281%	0.1069%	0.0871%	0.0997%	0.0752%
After expense reimbursement	0.1200%[3]	0.1200%	0.1069%	0.0871%	0.0987%	0.0475%
Ratio of net investment income to average net assets	1.59%[3]	1.74%	2.00%	1.82%	1.71%	1.71%
Portfolio turnover rate	34%	56%	63%	39%	88%	85%

	Six Months Ended	Year ended December 31,				Period ended
	June 30, 2010					December 31,
UBS U.S. Large Cap Growth Equity Relationship Fund	(unaudited)	2009	2008	2007	2006	2005[4]

Net asset value, beginning of period	$11.6235	$7.8167	$12.8740	$10.9358	$10.3549	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.0471	0.0859	0.0937	0.1110	0.1053	0.0120
Net realized and unrealized gain (loss)	(1.1873)	3.7209	(5.1510)	1.8272	0.4756	0.3429

Total income (loss) from investment operations	(1.1402)	3.8068	(5.0573)	1.9382	0.5809	0.3549

Net asset value, end of period	$10.4833	$11.6235	$7.8167	$12.8740	$10.9358	$10.3549

Total investment return[2]	(9.80)%	48.70%	(39.28)%	17.72%	5.61%	3.55%

Ratios/supplemental data:
Net assets, end of period (000’s)	$107,053	$130,904	$81,474	$421,703	$195,945	$ 76,895

Ratio of expenses to average net assets:
Before expense reimbursement	0.2103%[3]	0.2720%	0.1055%	0.0903%	0.1207%	0.3462%[3]
After expense reimbursement	0.1200%[3]	0.1200%	0.1055%	0.0903%	0.1200%	0.1200%[3]
Ratio of net investment income to average net assets	0.83%[3]	0.93%	0.81%	0.92%	1.02%	0.78%[3]
Portfolio turnover rate	44%	70%	84%	84%	81%	10%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	147

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS Credit Bond Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.9701	$11.2043	$12.1425	$11.7609	$11.1079	$10.9528

Income (loss) from investment operations:
Net investment income[1]	0.3668	0.6692	0.8683	0.7432	0.6463	0.5503
Net realized and unrealized gain (loss)	0.2595	1.0966	(1.8065)	(0.3616)	0.0067	(0.3952)

Total income (loss) from investment operations	0.6263	1.7658	(0.9382)	0.3816	0.6530	0.1511

Net asset value, end of period	$13.5964	$12.9701	$11.2043	$12.1425	$11.7609	$11.1079

Total investment return[2]	4.84%	15.73%	(7.70)%	3.25%	5.88%	1.42%

Ratios/supplemental data:
Net assets, end of period (000’s)	$532,446	$562,336	$226,914	$680,169	$447,861	$365,675

Ratio of expenses to average net assets:
Before expense reimbursement	0.0969%[3]	0.1012%	0.0856%	0.0685%	0.1000%	0.1000%
After expense reimbursement	0.0969%[3]	0.1000%	0.0856%	0.0685%	0.1000%	0.1000%
Ratio of net investment income to average net assets	5.57%[3]	5.50%	7.28%	6.21%	5.71%	4.99%
Portfolio turnover rate	60%	188%	95%	56%	39%	39%

	Six Months Ended
	June 30, 2010	Period ended
UBS Global Corporate Bond Relationship Fund	(unaudited)	December 31, 2009[4]

Net asset value, beginning of period	$10.1089	$10.0000

Income from investment operations:
Net investment income[1]	0.2242	0.1007
Net realized and unrealized gain	0.1229	0.0082

Total income from investment operations	0.3471	0.1089

Net asset value, end of period	$10.4560	$10.1089

Total investment return[2]	3.43%	1.09%

Ratios/supplemental data:
Net assets, end of period (000’s)	$ 392,423	$ 257,428

Ratio of expenses to average net assets:
Before expense reimbursement	0.1275%[3]	0.2362%[3]
After expense reimbursement	0.1275%[3]	0.2000%[3]
Ratio of net investment income to average net assets	4.37%[3]	3.93%[3]
Portfolio turnover rate	28%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS High Yield Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$23.1844	$16.6270	$21.7449	$21.1527	$19.0710	$18.7745

Income (loss) from investment operations:
Net investment income[1]	1.1707	2.1980	1.6945	1.5451	1.7459	1.6062
Net realized and unrealized gain (loss)	(0.2748)	4.3594	(6.8124)	(0.9529)	0.3358	(1.3097)

Total income (loss) from investment operations	0.8959	6.5574	(5.1179)	0.5922	2.0817	0.2965

Net asset value, end of period	$24.0803	$23.1844	$16.6270	$21.7449	$21.1527	$19.0710

Total investment return[2]	3.92%	39.17%	(23.41)%	2.77%	10.92%	1.58%

Ratios/supplemental data:
Net assets, end of period (000’s)	$343,585	$344,046	$459,460	$396,880	$127,319	$103,625

Ratio of expenses to average net assets:
Before expense reimbursement	0.1064%[3]	0.1053%	0.0812%	0.0869%	0.1361%	0.0924%
After expense reimbursement	0.1064%[3]	0.1053%	0.0812%	0.0869%	0.1162%	0.0375%
Ratio of net investment income to average net assets	9.90%[3]	11.57%	8.45%	7.12%	8.68%	8.55%
Portfolio turnover rate	33%	126%	84%	70%	43%	122%

	Six Months Ended	Year ended December 31,			Period ended
UBS Opportunistic Emerging Markets Debt	June 30, 2010				December 31,
Relationship Fund	(unaudited)	2009	2008	2007	2006[4]

Net asset value, beginning of period	$13.8811	$8.6470	$11.9738	$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.6161	1.0605	1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	0.1368	4.1736	(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	0.7529	5.2341	(3.3268)	0.9837	0.9901

Net asset value, end of period	$14.6340	$13.8811	$8.6470	$11.9738	$10.9901

Total investment return[2]	5.42%	60.82%	(27.91)%	8.92%	9.90%

Ratios/supplemental data:
Net assets, end of period (000’s)	$25,897	$35,543	$17,617	$95,608	$ 64,776

Ratio of expenses to average net assets:
Before expense reimbursement	0.9037%[3]	1.3068%	0.5194%	0.3077%	0.4999%[3]
After expense reimbursement	0.5000%[3]	0.5000%	0.5000%	0.3077%	0.4999%[3]
Ratio of net investment income to average net assets	8.58%[3]	8.68%	10.83%	7.18%	6.72%[3]
Portfolio turnover rate	43%	179%	15%	65%	68%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months Ended	Year ended December 31,
	June 30, 2010
UBS Cash Management Prime Relationship Fund	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	0.001	0.005	0.026	0.052	0.050	0.032
Distributions from:
Net investment income	(0.001)	(0.005)	(0.026)	(0.052)	(0.050)	(0.032)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.09%	0.57%	2.71%	5.34%	5.13%	3.29%

Ratios/supplemental data:
Net assets, end of period (000’s)	$438,746	$681,160	$400,956	$736,044	$607,583	$962,999

Ratio of expenses to average net assets:
Before expense reimbursement	0.0637%[3]	0.0763%	0.0533%	0.0264%	0.0256%	0.0124%
After expense reimbursement	0.0400%[3]	0.0314%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	0.18%[3]	0.55%	2.80%	5.21%	4.96%	3.38%

	Six Months Ended	Year ended December 31,		Period ended
	June 30, 2010			December 31,
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	(unaudited)	2009	2008	2007[4]

Net asset value, beginning of period	$12.0337	$10.9011	$10.7690	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.2054	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	0.3409	1.0424	(0.1974)	0.5927

Total income from investment operations	0.5463	1.1326	0.1321	0.7690

Net asset value, end of period	$12.5800	$12.0337	$10.9011	$10.7690

Total investment return[2]	4.54%	10.39%	1.23%	7.69%

Ratios/supplemental data:
Net assets, end of period (000’s)	$15,267	$11,985	$29,083	$ 5,385

Ratio of expenses to average net assets:
Before expense reimbursement	1.5881%[3]	1.2938%	1.3381%	4.7333%[3]
After expense reimbursement	0.1000%[3]	0.0755%	0.0475%	0.0475%[3]
Ratio of net investment income to average net assets	3.38%[3]	0.80%	3.00%	3.92%[3]
Portfolio turnover rate	172%	337%	418%	31%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

150	See accompanying notes to financial statements.

UBS Relationship Funds
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund (formerly UBS Corporate Bond Relationship Fund), UBS Global Corporate Bond Relationship Fund (formerly UBS Global Aggregate Bond Relationship Fund), UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Opportunistic Emerging Markets Debt Relationship Fund, which is non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including

UBS Relationship Funds
Notes to financial statements (unaudited)

review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ adoption of the practical expedient within ASC Topic 820 that is effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the

UBS Relationship Funds
Notes to financial statements (unaudited)

Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. The Funds adopted the new disclosures during the reporting period and did not have any transfers between Level 1 and Level 2.

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended June 30, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

UBS Relationship Funds
Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2010 is as follows:

UBS Global Securities Relationship Fund

Asset derivatives

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$—	$3,957,845	$3,957,845

Futures contracts[2]	336,553	6,223,711	—	6,560,264

Total value	$336,553	$6,223,711	$3,957,845	$10,518,109

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(1,244,163)	$(1,244,163)

Futures contracts[2]	(1,788,010)	(8,604,108)	—	(10,392,118)

Total value	$(1,788,010)	$(8,604,108)	$(1,244,163)	$(11,636,281)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Net realized gain/(loss)[1]
Forward contracts	$—	$—	$2,996,409	$2,996,409

Futures contracts	1,620,474	(4,958,654)	—	(3,338,180)

Swap agreements	(13,119)	—	—	(13,119)

Total net realized gain/(loss)	$1,607,355	$(4,958,654)	$2,996,409	$(354,890)

Net change in unrealized
appreciation/(depreciation)[2]

Forward contracts	$—	$—	$7,086,471	$7,086,471

Futures contracts	1,029,767	(3,694,771)	—	(2,665,004)

Swap agreements	(178,479)	—	—	(178,479)

Total net change in unrealized
appreciation/(depreciation)	$851,288	$(3,694,771)	$7,086,471	$4,242,988

[1]	Statement of operations location: Net realized gain/(loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS Credit Bond Relationship Fund

Asset derivatives

	Interest
	rate risk	Credit risk	Total

Futures contracts[1]	$104,590	$—	$104,590

Swap agreements[2]	—	682,648	682,648

Total value	$104,590	$682,648	$787,238

[1]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities location: Swap agreements, at value.

Liability derivatives

	Interest
	rate risk	Credit risk	Total

Futures contracts[1]	$(227,936)	$—	$(227,936)

Swap agreements[2]	(1,760,624)	(296,729)	(2,057,353)

Total value	$(1,988,560)	$(296,729)	$(2,285,289)

[1]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities location: Swap agreements, at value.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

	Interest
	rate risk	Credit risk	Total

Net realized loss[1]
Futures contracts	$(2,441,177)	$—	$(2,441,177)

Swap agreements	(399,441)	(566,720)	(966,161)

Total net realized loss	$(2,840,618)	$(566,720)	$(3,407,338)

Net change in unrealized
appreciation/(depreciation)[2]

Futures contracts	$(983,673)	$—	$(983,673)

Swap agreements	(2,342,169)	768,948	(1,573,221)

Total net change in unrealized
appreciation/(depreciation)	$(3,325,842)	$768,948	$(2,556,894)

[1]	Statement of operations location: Net realized gain/(loss) from futures contracts and swap agreements.
[2]	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts and swap agreements.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS Global Corporate Bond Relationship Fund

Asset derivatives

		Foreign
	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$511,862	$511,862

Swap agreement[1]	121,770	—	121,770

Total value	$121,770	$511,862	$633,632

[1]	Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(1,413,295)	$(1,413,295)

Futures contracts[2]	(567,489)	—	—	(567,489)

Swap agreements[1]	—	(130,215)	—	(130,215)

Total value	$(567,489)	$(130,215)	$(1,413,295)	$(2,110,999)

[1]	Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Net realized gain/(loss)[1]
Forward contracts	$—	$—	$19,503,453	$19,503,453

Futures contracts	(815,135)	—	—	(815,135)

Swap agreements	—	(33,134)	—	(33,134)

Total net realized gain/(loss)	$(815,135)	$(33,134)	$19,503,453	$18,655,184

Net change in unrealized
appreciation/(depreciation)[2]

Forward contracts	$—	$—	$(5,753,560)	$(5,753,560)

Futures contracts	(844,575)	—	—	(844,575)

Swap agreements	—	13,660	—	13,660

Total net change in unrealized
appreciation/(depreciation)	$(844,575)	$13,660	$(5,753,560)	$(6,584,475)

[1]	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS Opportunistic Emerging Markets Debt Relationship Fund

Asset derivatives

	Interest	Foreign
	rate risk	exchange risk	Total

Forward contracts[1]	$—	$94,191	$94,191

Swap agreements[1]	24,080	—	24,080

Total value	$24,080	$94,191	$118,271

[1]	Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

		Foreign
	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$(257,292)	$(257,292)

Swap agreements[1]	(35,881)	—	(35,881)

Total value	$(35,881)	$(257,292)	$(293,173)

[1]	Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Net realized gain[1]
Forward contracts	$—	$—	$763,621	$763,621

Swap agreements	25,998	482,139	—	508,137

Total net realized gain	$25,998	$482,139	$763,621	$1,271,758

Net change in unrealized
appreciation/(depreciation)[2]

Forward contracts	$—	$—	$(159,085)	$(159,085)

Swap agreements	38,044	(326,422)	—	(288,378)

Total net change in unrealized
appreciation/(depreciation)	$38,044	$(326,422)	$(159,085)	$(447,463)

[1]	Statement of operations location: Net realized gain/(loss) from swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Net change in unrealized appreciation/(depreciation) on swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Asset derivatives

	Interest	Foreign
	rate risk	exchange risk	Total

Forward contracts[1]	$—	$4,715	$4,715

Futures contracts[2]	14,122	—	14,122

Total value	$14,122	$4,715	$18,837

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

	Liability derivatives

	Interest
	rate risk	Total

Futures contracts[1]	$(15,496)	$(15,496)

Swap agreements[2]	(33,001)	(33,001)

Total value	$(48,497)	$(48,497)

[1]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.
[2]	Statement of assets and liabilities location: Swap agreements, at value.

Activities in derivative instruments during the period ended June 30, 2010, were as follows:

	Interest	Foreign
	rate risk	exchange risk	Total

Net realized gain/(loss)[1]
Forward contracts	$—	$2,806	$2,806

Futures contracts	(43,309)	—	(43,309)

Swap agreements	16,272	—	16,272

Total net realized gain/(loss)	$(27,037)	$2,806	$(24,231)

Net change in unrealized
appreciation/(depreciation)[2]

Forward contracts	$—	$4,715	$4,715

Futures contracts	(660)	—	(660)

Swap agreements	(33,001)	—	(33,001)

Total net change in unrealized
appreciation/(depreciation)	$(33,661)	$4,715	$(28,946)

[1]	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Notes to portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E. Forward foreign currency contracts: A forward foreign currency contracts is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts in an attempt to enhance overall total return or to gain exposure to certain markets. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance the Funds’ overall total return. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2010, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the

UBS Relationship Funds
Notes to financial statements (unaudited)

counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

UBS Relationship Funds
Notes to financial statements (unaudited)

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by the price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

UBS Relationship Funds
Notes to financial statements (unaudited)

In writing an option, the Fund bears the market risk (specifically interest rate and equity risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

UBS Relationship Funds
Notes to financial statements (unaudited)

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2010, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains/(losses) on investment activities:

Fund	Amount

UBS Global Securities Relationship Fund	$12,529
UBS U.S. Small-Cap Equity Relationship Fund	4,032
UBS U.S. Equity Alpha Relationship Fund	17,515
UBS U.S. Large Cap Equity Relationship Fund	3,478

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity

UBS Relationship Funds
Notes to financial statements (unaudited)

Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $765,621 and $2,152,395 for the period ended June 30, 2010 and the year ended December 31, 2009, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

The Advisor has voluntarily agreed to reimburse the UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2010, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$13,477
UBS Small-Cap Equity Relationship Fund	10,520
UBS U.S. Equity Alpha Relationship Fund	2,687
UBS U.S. Large Cap Equity Relationship Fund	14,104
UBS U.S. Large Cap Growth Equity Relationship Fund	9,962
UBS Opportunistic Emerging Markets Debt Relationship Fund	13,103
UBS Cash Management Prime Relationship Fund	9,043
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	17,971

UBS Relationship Funds
Notes to financial statements (unaudited)

During the period ended June 30, 2010, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$85,439
UBS Small-Cap Equity Relationship Fund	54,943
UBS U.S. Equity Alpha Relationship Fund	3,977
UBS U.S. Large Cap Equity Relationship Fund	85,427
UBS U.S. Large Cap Growth Equity Relationship Fund	55,372
UBS Opportunistic Emerging Markets Debt Relationship Fund	68,573
UBS Cash Management Prime Relationship Fund	59,937
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	110,185

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the period ended June 30, 2010 were as follows:

UBS Global Securities Relationship Fund

					Change in
				Net	net unrealized		% of
Affiliated	Value		Sales	realized	appreciation	Value	net
investment companies	12/31/09	Purchases	proceeds	gain (loss)	(depreciation)	6/30/10	assets

UBS Emerging
Markets Equity
Relationship Fund	$92,091,308	$—	$13,500,000	$5,857,810	$(12,130,993)	$72,318,125	4.94%

UBS Global
Corporate Bond
Relationship Fund	90,630,928	39,800,000	14,000,000	389,796	2,616,767	119,437,491	8.16

UBS Global (ex U.S.)
All Cap Growth
Relationship Fund	246,229,079	—	11,000,000	2,489,428	(39,122,998)	198,595,509	13.57

UBS Small-Cap Equity
Relationship Fund	27,595,415	—	4,000,000	(423,997)	1,357,079	24,528,497	1.68

UBS Credit Bond
Relationship Fund	102,812,043	—	26,000,000	4,140,261	(34,199)	80,918,105	5.53

UBS High Yield
Relationship Fund	53,323,959	—	7,500,000	1,978,120	(111,951)	47,690,128	3.26

UBS U.S. Treasury
Inflation Protected
Securities
Relationship Fund	493,560	—	496,255	(28,165)	(25,470)	—	—

	$613,176,292	$39,800,000	$76,496,255	$14,459,583	$(47,451,765)	$543,487,855	37.14%

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions

UBS Relationship Funds
Notes to financial statements (unaudited)

received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2010 were as follows:

	Value		Sales	Value	% of	Income
Fund	12/31/09	Purchases	proceeds	6/30/10	net assets	earned

UBS Global Securities Relationship Fund	$59,375,726	$188,371,882	$216,322,122	$31,425,486	2.15%	$47,662
UBS Emerging Markets Equity
Relationship Fund	9,251,400	49,221,928	58,473,328	—	—	3,275
UBS Global (ex-U.S.) All Cap Growth
Relationship Fund	3,354,805	110,520,130	107,940,317	5,934,618	1.49	9,120
UBS International Equity
Relationship Fund	533,051	2,356,296	2,734,025	155,322	0.36	195
UBS Small-Cap Equity Relationship Fund	5,049,080	32,385,712	35,689,102	1,745,690	1.53	3,497
UBS U.S. Equity Alpha Relationship Fund	2,989,526	30,130,714	29,939,940	3,180,300	1.26	2,034
UBS U.S. Large Cap Equity
Relationship Fund	713,789	4,253,892	4,161,976	805,705	1.47	629
UBS U.S. Large Cap Growth Equity
Relationship Fund	726,786	21,889,057	18,799,973	3,815,870	3.56	1,458
UBS Credit Bond Relationship Fund	2,855,486	73,375,773	73,041,966	3,189,293	0.60	3,372
UBS Global Corporate Bond
Relationship Fund	1,350,767	92,543,728	88,192,259	5,702,236	1.45	3,730
UBS High Yield Relationship Fund	1,656,649	104,461,076	101,200,582	4,917,143	1.43	4,759
UBS Opportunistic Emerging Markets Debt
Relationship Fund	3,260,751	5,578,266	8,269,182	569,835	2.20	1,985
UBS U.S. Treasury Inflation Protected
Securities Relationship Fund	331,720	7,696,600	7,505,205	523,115	3.43	355

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private money market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2010 were as follows:

	Value		Sales	Value	% of	Income
Fund	12/31/09	Purchases	proceeds	6/30/10	net assets	earned

UBS Global Securities Relationship Fund	$34,843,584	$116,096,003	$138,120,057	$12,819,530	0.88%	$382,193
UBS Global (ex-U.S.) All Cap Growth
Relationship Fund	—	14,946,507	14,946,507	—	—	4,726
UBS Small-Cap Equity Relationship Fund	2,723,230	34,935,398	33,841,603	3,817,025	3.36	22,286
UBS Large Cap Growth Equity
Relationship Fund	—	674,650	674,650	—	—	430

UBS Relationship Funds
Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2010, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$1,231
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	7,409
UBS Small-Cap Equity Relationship Fund	4,105
UBS U.S. Equity Alpha Relationship Fund	1,689
UBS U.S. Large Cap Equity Relationship Fund	225
UBS U.S. Large Cap Growth Equity Relationship Fund	288

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Portfolio(s) of investments. In addition, UBS Global Securities Relationship Fund received US Government Agency Securities as collateral amounting to $32,067,839, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2010, were as follows:

		Market value	Market value
	Market value	of collateral	of investments
	of securities	received from	of cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$43,668,629	$44,886,769	$12,819,530
UBS Small-Cap Equity Relationship Fund	3,717,450	3,817,025	3,817,025

UBS Relationship Funds
Notes to financial statements (unaudited)

4. Purchases and sales of securities
For the period ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$293,647,133	$495,631,646
UBS Emerging Markets Equity Relationship Fund	84,472,131	174,054,786
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	269,533,009	309,847,416
UBS International Equity Relationship Fund	9,484,383	8,640,365
UBS Small-Cap Equity Relationship Fund	58,543,306	92,041,108
UBS U.S. Equity Alpha Relationship Fund	97,129,333	122,704,581
UBS U.S. Large Cap Equity Relationship Fund	19,792,754	21,280,201
UBS U.S. Large Cap Growth Equity Relationship Fund	52,147,568	64,639,738
UBS Credit Bond Relationship Fund	152,432,617	200,212,177
UBS Global Corporate Bond Relationship Fund	224,498,681	80,692,581
UBS High Yield Relationship Fund	114,838,417	114,966,577
UBS Opportunistic Emerging Markets Debt Relationship Fund	13,049,256	19,244,138
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	6,218,531	3,824,508

For the period ended June 30, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$289,209,128	$283,335,705
UBS Credit Bond Relationship Fund	154,866,276	152,376,795
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	20,756,966	20,638,076

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the period ended June 30, 2010, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations there under. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Board approval of investment advisory agreements (audited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 3 and 4, 2010 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

UBS Relationship Funds
Board approval of investment advisory agreements (audited)

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that each Fund, except UBS Credit Bond Relationship Fund, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor addressed the performance data for the UBS Credit Bond Relationship Fund, which had appeared in one of the lower performance quintiles for most applicable performance periods.

In explaining the performance of the UBS Credit Bond Relationship Fund, the Advisor explained that the Fund underperformed its peers largely due to the heterogeneous nature of the peer universe. The Advisor noted that the Fund’s peer universe contained a number of funds that had large allocations to preferred securities and securities with longer-term maturities, which performed well over the past year. The Advisor noted that UBS Credit Bond Relationship Fund did not benefit from the performance of these asset classes because the investment strategy for UBS Credit Bond Relationship Fund did not focus on preferred securities and securities with longer-term maturities. The Advisor also noted that UBS Credit Bond Relationship Fund was an investment grade bond fund that was not permitted to invest significantly in high yield issues and, therefore, the Fund did not benefit from the performance of high yield securities like some of its peers.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS Credit Bond Relationship Fund in comparison to its peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 8, 2010